As filed with the Securities and Exchange Commission on December 31, 2007

Securities Act File No. 33-50476

Investment Company Act File No. 811-7064

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

Registration Statement under the Securities Act of 1933

Post-Effective Amendment No. 26

Registration Statement under the Investment Company Act of 1940

Amendment No. 26

THE TARGET PORTFOLIO TRUST
(Exact Name of Registrant as Specified in Charter)

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102
(Address of Principal Executive Offices) (Zip Code)

(973) 367-7521
(Registrant’s Telephone Number, Including Area Code)

Deborah A. Docs, Esq.

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

|X| immediately upon filing pursuant to paragraph (b)
_  on (----) pursuant to paragraph (b) of rule 485
_  60 days after filing pursuant to paragraph (a)(1)
_  on (----) pursuant to paragraph (a)(1)
_  75 days after filing pursuant to paragraph (a)(2)
_  on (----) pursuant to paragraph (a)(2) of rule 485
_  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

DECEMBER 31, 2007
PROSPECTUS
The TARGET Portfolio Trust®

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

Target Funds, Target Portfolio Trust, Prudential, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

Table of Contents

3	RISK/RETURN SUMMARY
3	ABOUT THE PORTFOLIOS
3	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES
11	PRINCIPAL RISKS
15	EVALUATING PERFORMANCE
31	FEES AND EXPENSES
32	EXAMPLES

34	HOW THE PORTFOLIOS INVEST
34	INVESTMENT OBJECTIVES AND POLICIES
36	OTHER INVESTMENTS AND STRATEGIES
41	INVESTMENT RISKS

60	HOW THE TRUST IS MANAGED
60	BOARD OF TRUSTEES
60	MANAGER
61	INVESTMENT SUBADVISERS
65	PORTFOLIO MANAGERS
73	DISTRIBUTOR
74	DISCLOSURE OF PORTFOLIO HOLDINGS

75	PORTFOLIO DISTRIBUTIONS AND TAX ISSUES
75	DISTRIBUTIONS
75	TAX ISSUES
76	IF YOU SELL OR EXCHANGE YOUR SHARES

78	HOW TO BUY, SELL AND EXCHANGE SHARES OF THE TRUST
78	INTRODUCTION
80	HOW TO BUY SHARES
87	HOW TO SELL YOUR SHARES
89	HOW TO EXCHANGE YOUR SHARES

92	FINANCIAL HIGHLIGHTS
92	INTRODUCTION

109	APPENDIX
109	DESCRIPTION OF SECURITY RATINGS

RISK/RETURN SUMMARY

ABOUT THE PORTFOLIOS

This section highlights key information about the investment portfolios (the Portfolios) of The Target Portfolio Trust® (the Trust). Additional information follows this summary.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks of the Portfolios. For more information on the risks associated with the Portfolios, see "Principal Risks" below. While we make every effort to achieve the investment objective for each Portfolio, we can't guarantee success.

In cases where a Portfolio's name connotes a particular type of investment, the Portfolio generally has a non-fundamental policy of investing a certain percentage of its "investable assets" in that type of investment. The term "investable assets" refers to a Portfolio's net assets plus any borrowings for investment purposes. A Portfolio's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.

Each such Portfolio will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy of investing a certain percentage of its investable assets in the type of investment suggested by its name.

Large Capitalization Growth Portfolio (Large Cap Growth Portfolio)

The Portfolio's investment objective is long-term capital appreciation. This means that we seek investments that will increase in value. To achieve our investment objective, we purchase stocks of large companies we believe will experience earnings growth at a rate faster than that of the Standard & Poor's 500® Composite Stock Price Index (S&P 500). We normally invest at least 80% of the Portfolio's investable assets in common stocks of large companies. Large companies are defined as companies with market capitalizations like those in the Russell 1000 Index. As of October 31, 2007, the Russell 1000 Index market capitalization range was from approximately $518 billion to $835 million. Market capitalization is measured at the time of purchase.

Although the Portfolio invests primarily in common stocks of U.S. companies, the portfolio may also purchase common stocks of foreign companies. The Portfolio may also invest in American Depositary Receipts (ADRs), American Depositary Shares (ADSs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). ADRs, ADSs, GDRs and EDRs are certificates - usually issued by a bank or trust company - that represent an equity investment in a foreign company. ADRs and ADSs are issued by U.S. banks and trust companies and are valued in U.S. dollars. EDRs and GDRs are issued by foreign banks and trust companies and are usually valued in foreign currencies.

The Portfolio may also invest in other equity securities, including, but not limited to, convertible securities, preferred stock and real estate investment trusts.

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Principal Risks:

  equity market risk

  style risk

  foreign market risk

  currency risk

  political developments

  derivative risk

Large Capitalization Value Portfolio (Large Cap Value Portfolio)

The Portfolio's investment objective is total return consisting of capital appreciation and dividend income. This means that we seek investments that will increase in value as well as pay the Portfolio dividends. To achieve our objective, we invest in large company stocks that we believe are undervalued, and have an above-average potential to increase in price, given the company's sales, earnings, book value, and cash flow. We normally invest at least 80% of the Portfolio's investable assets in common stocks and securities convertible into common stocks of large companies. Large companies are defined as companies with market capitalizations like those in the Russell 1000 Index. As of October 31, 2007, the Russell 1000 Index market capitalization range was from approximately $518 billion to $835 million. Market capitalization is measured at the time of purchase.

The Portfolio may also invest in American Depositary Receipts (ADRs), American Depositary Shares (ADSs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). ADRs, ADSs, GDRs and EDRs are certificates - usually issued by a bank or trust company - that represent an equity investment in a foreign company. ADRs and ADSs are issued by U.S. banks and trust companies and are valued in U.S. dollars. EDRs and GDRs are issued by foreign banks and trust companies and are usually valued in foreign currencies.

Principal Risks:

  equity market risk

  style risk

  foreign market risk

  currency risk

  political developments

  derivatives risk

Small Capitalization Growth Portfolio (Small Cap Growth Portfolio)

The Portfolio's investment objective is maximum capital appreciation. This means that we seek investments that will increase in value. To achieve our objective, we invest in the stocks of small companies that we believe will experience earnings growth at a rate faster than that of the U.S. economy in general. We normally invest at least 80% of the Portfolio's investable assets in common stocks of companies with a total market

4	The TARGET Portfolio Trust

capitalization of less than $2.5 billion (measured at the time of purchase). Because the Portfolio invests in small capitalization companies, the risk is greater than with larger companies

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because shares of small companies tend to be less liquid and more volatile than those of large companies.

Principal Risks:

  equity market risk

  style risk

  small company risk

  derivatives risk

Small Capitalization Value Portfolio (Small Cap Value Portfolio)

The Portfolio's investment objective is above-average capital appreciation. This means that we seek investments that will increase in value. To achieve our objective, we invest in stocks of small companies that we believe are undervalued and have an above-average potential to increase in price, given the company's sales, earnings, book value, cash flow and recent performance. We normally invest at least 80% of the Portfolio's investable assets in common stocks of small companies. Small companies are those companies with market capitalizations comparable to those in the Russell 2000 Value Index. As of October 31, 2007, the Russell 2000 Value Index market capitalization range was from approximately $14 million to $5.5 billion. Because the Portfolio invests in small capitalization companies, the risk is greater than with larger companies because shares of small companies tend to be less liquid and more volatile than those of large companies.

Principal Risks:

  equity market risk

  style risk

  small company risk

  derivatives risk

International Equity Portfolio

The Portfolio's investment objective is capital appreciation. This means that we seek investments that will increase in value. To achieve this objective, we purchase stocks of foreign companies. These companies may be based in developed as well as developing countries. We normally invest at least 80% of the Portfolio's investable assets in stocks of companies in a diverse array of foreign countries. For purposes of this policy, the Portfolio will invest in stocks of companies that are organized under the laws of a foreign country, companies that derive more than 50% of their revenues from activities in foreign countries, and companies that have at least 50% of their assets located abroad. The foreign securities held by the Portfolio normally will be denominated in foreign currencies, including the euro - a multinational currency unit. The Portfolio may invest in large-, mid- or small-capitalization companies. To the extent the Portfolio invests in small capitalization companies, the risk is greater than with larger companies because shares of small companies tend to be less liquid and more volatile than those of large companies.

The Portfolio may also invest in American Depositary Receipts (ADRs), American Depositary Shares (ADSs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). ADRs, ADSs, GDRs and EDRs are certificates - usually issued by a bank or trust company - that represent an equity investment in a foreign company. ADRs and ADSs are issued by U.S. banks and trust companies and are valued in U.S. dollars. EDRs and GDRs are issued by foreign banks and trust companies and are usually valued in foreign currencies.

Principal Risks:

  equity market risk

  style risk

  small company risk

  foreign market risk

  currency risk

  political developments

  derivatives risk

International Bond Portfolio

The Portfolio's investment objective is high total return. This means that we seek investments that will increase in value as well as pay income. To achieve this objective, we normally invest at least 80% of the Portfolio's investable assets in high grade foreign bonds of issuers in a diverse array of countries outside the U.S. These issuers may be in developed as well as developing countries . "High grade" debt obligations consist of debt obligations rated A or better by Standard & Poor's Ratings Group (S&P), Moody's Investors Service (Moody's) or another major rating service, and unrated debt obligations that we believe are comparable in quality.

The debt obligations in which the Portfolio invests may include structured notes and mortgage-related securities, including collateralized mortgage obligations and stripped mortgage-backed securities. We may also invest in asset-backed securities including collateralized loan obligations (CLOs), collateralized debt obligations (CDOs), collateralized bank obligations (CBOs) automobile loans and credit card receivables. We may also invest in asset-backed securities like automobile loans and credit card receivables. We may invest up to 20% of the Portfolio's total assets in high yield debt obligations- also known as "junk bonds"- rated at least B by S&P, Moody's or another major rating service and unrated bonds we believe are comparable in quality. The Portfolio may continue to hold an obligation even if it is later downgraded or no longer rated. The foreign debt obligations held by the Portfolio may be denominated in foreign currencies, including the euro - a multinational currency unit. The Portfolio can also invest in debt obligations issued by the U.S. Government and its agencies or by U.S. companies.

6	The TARGET Portfolio Trust

We may use derivatives such as futures, swaps and options for hedging purposes or to seek to improve the Portfolio's returns. The Portfolio's exposure to foreign currencies (from non-U.S. dollar-denominated securities or currencies) will normally be limited to 20% of the Portfolio's total assets.

The Portfolio is a nondiversified fund, meaning that it generally may invest a higher percentage of its assets in the securities of fewer issuers than a diversified fund. This could make the value of the Portfolio's shares more volatile than the shares of a diversified fund. In addition, economic, political or regulatory developments could have a greater impact on the Portfolio's share price than would be the case if the Portfolio were diversified among more issuers.

The Portfolio may actively and frequently trade its portfolio securities, which may result in higher transaction costs and taxes.

Principal Risks:

  credit risk

  interest rate risk

  debt market risk

  prepayment risk

  derivatives risk

  active trading risk

  foreign market risk

  currency risk

  nondiversification

  junk bond risk

  leverage risk

  political developments

  short sales risk

Total Return Bond Portfolio

The Portfolio's investment objective is total return consisting of current income and capital appreciation. This means that we seek investments that will pay income as well as increase in value. To achieve this objective, we normally invest at least 80% of investable assets in "investment grade" debt obligations issued or guaranteed by the U.S. Government and its agencies, or issued by U.S. companies, foreign companies and foreign governments and their agencies and unrated debt obligations that we believe are comparable in quality. "Investment grade" debt obligations are rated at least BBB by Standard & Poor's Ratings Group (S&P), Baa by Moody's Investors Service (Moody's), or the equivalent by another major rating service. Debt obligations in which the Portfolio may invest include structured notes.

The Portfolio can invest up to 30% of its total assets in foreign currency-denominated debt obligations. The Portfolio's foreign currency exposure (from non-U.S. dollar-

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denominated securities or currencies) will normally be limited to 20% of the Portfolio's total assets.

The Portfolio invests in mortgage-related securities issued or guaranteed by U.S. Government entities including securities issued by the Federal National Mortgage Association (FNMA or "Fannie Mae") or the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac") or guaranteed by the Government National Mortgage Association (GNMA or "Ginnie Mae"). However, we may invest up to 25% of the Portfolio's assets in privately issued mortgage-related securities (those not issued or guaranteed by the U.S. Government). The mortgage-related securities in which the Portfolio may invest may include collateralized mortgage obligations, stripped mortgage-backed securities and multi-class pass through securities. We may also use derivatives, such as futures, swaps and options, for hedging purposes or to seek to improve the Portfolio's return.

We may also invest in asset-backed securities including collateralized loan obligations (CLOs), collateralized debt obligations (CDOs), collateralized bank obligations (CBOs), automobile loans and credit card receivables. In addition, we may invest up to 20% of investable assets in convertible bonds, convertible preferred stock and non-convertible preferred stock. We may invest up to 20% of the Portfolio's assets in high yield debt obligations ("junk bonds")- that are rated at least B by S&P, Moody's or another major rating service, and unrated debt obligations that we believe are comparable in quality. The Portfolio may continue to hold an obligation even if it is later downgraded or no longer rated. The Portfolio may actively and frequently trade its portfolio securities. The Portfolio will maintain an average duration that normally ranges between two years below and two years above the average duration of the Portfolio's benchmark index.

8	The TARGET Portfolio Trust

Principal Risks:

  credit risk

  interest rate risk

  debt market risk

  prepayment risk

  derivatives risk

  active trading risk

  foreign market risk

  currency risk

  political developments

  junk bond risk

  leverage risk

  short sales risk

Intermediate-Term Bond Portfolio

The Portfolio's investment objective is current income and reasonable stability of principal. This means that we seek investments that we think will pay dividends and other income, while attempting to minimize volatility. To achieve this objective, we invest in debt obligations issued or guaranteed by the U.S. Government and its agencies, as well as debt obligations issued by U.S. companies, foreign companies and foreign governments. The Portfolio may invest in mortgage-related securities issued or guaranteed by U.S. Government entities, and up to 25% of its assets in privately issued mortgage-related securities (not issued or guaranteed by the U.S. Government). These investments may include collateralized mortgage obligations and stripped mortgage-backed securities. Debt obligations in which the Portfolio may invest include structured notes.

The Portfolio may invest up to 30% of its assets in foreign currency-denominated debt obligations. The Portfolio's foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) will normally be limited to 20% of the Portfolio's total assets.

We may invest up to 20% of investable assets in convertible bonds, convertible preferred stock and non-convertible preferred stock. We may also invest in asset-backed securities including collateralized loan obligations (CLOs), collateralized debt obligations (CDOs), collateralized bank obligations (CBOs), automobile loans and credit card receivables. We may also use derivatives, such as futures, swaps and options, for hedging purposes or to seek to improve the Portfolio's returns. We normally invest at least 80% of the Portfolio's investable assets in "investment grade" debt obligations- debt obligations rated at least BBB by S&P, Baa by Moody's, or the equivalent by another major rating service, and unrated debt obligations that we believe are comparable in quality. However, we may invest up to 20% of the Portfolio's assets in high yield debt obligations ("junk bonds") that are rated at least B by S&P, Moody's or another major rating service, and unrated bonds that we believe are

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comparable in quality. The Portfolio may continue to hold an obligation even if it is later downgraded or no longer rated. The Portfolio may actively and frequently trade its portfolio securities which may increase transaction costs and taxes. "Intermediate-term" bonds have dollar-weighted maturities of more than 3 years and less than 10 years. The Portfolio will maintain an average duration that normally ranges between two years below and two years above the average duration of the Portfolio's benchmark index.

Principal Risks:

  credit risk

  interest rate risk

10	The TARGET Portfolio Trust

  debt market risk

  prepayment risk

  derivatives risk

  active trading risk

  foreign market risk

  currency risk

  political developments

  junk bond risk

  leverage risk

  short sales risk

Mortgage Backed Securities Portfolio

The Portfolio's primary investment objective is high current income and its secondary investment objective is capital appreciation, each to the extent consistent with the protection of capital. This means we seek investments that will pay income and also increase in value, while attempting to reduce volatility. To achieve these objectives, we normally invest at least 80% of the Portfolio's investable assets in mortgage-backed debt securities. These securities will usually be mortgage-related securities issued or guaranteed by U.S. Government agencies. However, we may invest up to 25% of the Portfolio's total assets in privately issued mortgage-related securities (which are not guaranteed by the U.S. Government).

Our investments in mortgage-related securities may include collateralized mortgage obligations and stripped mortgage-backed securities. We may also invest in asset-backed securities like automobile loans and credit card receivables. We normally purchase debt obligations that are rated at least A by Moody's or S&P, or the equivalent by another major rating service, and unrated bonds we believe are comparable in quality. The Portfolio may continue to hold an obligation even if it is later downgraded or no longer rated. The Portfolio may actively and frequently trade its portfolio securities.

Principal Risks:

  credit risk

  interest rate risk

  debt market risk

  prepayment risk

  derivatives risk

  active trading risk

  leverage risk

  junk bond risk

U.S. Government Money Market Portfolio

The Portfolio's investment objective is maximum current income consistent with the maintenance of liquidity and the preservation of capital. To achieve this objective, we invest primarily in securities issued or guaranteed by the U.S. Government that mature in 13 months or less and repurchase agreements relating to these securities. While we make every effort to achieve our investment objective and maintain a net asset value of $1 per share, we can't guarantee that we will be successful. So far, the Portfolio's net asset value per share has never deviated from $1.

Principal Risks:

  credit risk

  interest rate risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Equity Market Risk. Since some of the Portfolios invest primarily in common stocks, there is the risk that the price of a particular stock owned by a Portfolio could go down. Generally, the stock price of large companies is more stable than the stock price of smaller companies, but this is not always the case. In addition to an individual stock losing value, the value of a market sector or of the equity markets as a whole could go down. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Style Risk. Since some of the Portfolios follow either a growth or value investment style, there is the risk that a particular style may be out of favor for a period of time.

Small Company Risk. Small companies usually offer a smaller range of products and services than larger companies. They also may have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies tend to fluctuate in value more than the stocks of larger, more established companies.

Investments in Foreign Securities. Investing in foreign securities presents additional risks, as discussed below:

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  Foreign Market Risk

  . Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

  Currency risk

  . Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, certain hedging activities may also cause the Portfolio to lose money and reduce the amount of income available for distribution.

  Political developments

  . Political developments may adversely affect the value of a Portfolio's foreign securities.

Short Sales Risk. Some Portfolios may engage in short sales. A Portfolio's short sales are subject to special risks. A short sale involves the sale by the Portfolio of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Portfolio may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

Derivatives Risk. Certain Portfolios may use derivatives, including futures and options, as a principal investment strategy to improve its returns or as a hedge to protect its assets. Derivatives present additional risks. Using derivatives as a return-enhancement strategy may be unsuccessful. When used for hedging purposes, derivatives may not fully offset the underlying positions. In either case, this could result in losses to a Portfolio that would not otherwise have occurred.

Credit Risk. The debt obligations in which the Portfolios invest are generally subject to the risk that the issuer may be unable to repay principal and make interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Certain Portfolios may invest in below-investment grade securities- also known as "junk bonds"- which have a higher risk of default and tend to be less liquid than higher-rated securities.

In addition, some of the U.S. Government securities and mortgage-related securities in which the Portfolios may invest are backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. These securities include, but are not limited to, direct obligations issued by the U.S. Treasury, and obligations of certain entities that may be chartered or sponsored by Acts of Congress, such as the Government National

12	The TARGET Portfolio Trust

Mortgage Association (GNMA or "Ginnie Mae"). Securities issued by other government entities that may be chartered or sponsored by Acts of Congress, in which the Portfolio may invest, are not backed by the full faith and credit of the United States. These securities include, but are not limited to, obligations of the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA or "Fannie Mae"), each of which has the right to borrow from the U.S. Treasury to meet its obligations.

Interest Rate Risk. There is also the risk that the securities could lose value because of interest rate changes. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities. The prices of debt obligations and a Portfolio's net asset value (or share price) generally move in opposite directions from interest rates.

Although investments in mutual funds involve risk, investments in money market funds like the U.S. Government Money Market Portfolio are generally less risky than investments in other types of funds. This is because the Portfolio may only invest in high quality securities, limits the average maturity of its portfolio to 90 days or less, and limits its ability to invest in any particular security to those that mature in 13 months or less. For purposes of satisfying the average maturity and maximum maturity requirements, securities with demand features are treated as maturing on the date that the Portfolio can demand repayment of the security. Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio.

Debt Market Risk. Debt obligations are also subject to market risk, which is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Market risk may affect an industry, a sector or the entire market.

Prepayment Risk. Portfolios investing in mortgage-related securities and asset-backed securities are subject to prepayment risk. If these securities are prepaid, a Portfolio may have to replace them with lower-yielding securities. Stripped mortgage-backed securities are generally more sensitive to changes in prepayment and interest rates than other mortgage-related securities. If the issuer of a non-collateralized debt security defaults on the obligation, there is no collateral that the security holder may sell to satisfy the debt.

Active Trading Risk. Certain Portfolios actively and frequently trade their portfolio securities. High portfolio turnover results in higher transaction costs, which can affect a Portfolio's performance and have adverse tax consequences.

Like any mutual fund, an investment in the Portfolios could lose value and you could lose money. For more detailed information about the risks associated with each Portfolio, see "How the Portfolios Invest—Investment Risks."

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An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

14	The TARGET Portfolio Trust

EVALUATING PERFORMANCE

A number of factors - including risk - can affect how each Portfolio performs. The following bar charts show each Portfolio's performance for each full calendar year of operation or for the last 10 calendar years, whichever is shorter. The bar charts and Average Annual Total Returns tables demonstrate the risk of investing in the Portfolios by showing how returns can change from year to year and by showing how each Portfolio's average annual total returns compare with a broad-based securities market index and a group of similar mutual funds.

The Portfolios' annual total returns do not reflect the TARGET Program fee: if the Program fee were reflected, the annual total returns would be lower than those shown. However, each Portfolio's average annual total returns take into account the maximum TARGET Program fee of 1.50%.

Each Portfolio offers Class T shares. In addition, the following Portfolios also offer Class R shares: Large Capitalization Growth, Large Capitalization Value, Small Capitalization Growth, Small Capitalization Value, International Equity, and Total Return Bond. Class R shares do not yet have a full calendar year of performance, and therefore, no performance history is shown for Class R shares of the applicable Portfolios.

Past performance (before and after taxes) does not mean that a Portfolio will achieve similar results in the future.

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Annual Total Returns % (Class T Shares) - Large Cap Growth Portfolio 1

1 The total return of Class T shares from 1-1-07 through 9-30-07 was 10.80%.

BEST QUARTER:	WORST QUARTER:
33.06% (4th Quarter of 1998)	-26.20% (3rd Quarter of 2001)

Average Annual Total Returns % (Class T Shares) (as of 12/31/2006)
	One Year	Five Years	Ten Years
Return Before Taxes	7.04	1.25	6.05
Return After Taxes on Distributions	6.50	0.70	4.81
Return After Taxes on Distributions ans Sale of Portfolio Shares	4.73	0.83	4.72
Index (reflects no deductions for fees, expenses or taxes)
Russell 1000 Growth Index	9.07	2.69	5.44
S&P 500 Index	15.78	6.18	8.42
Lipper Average	13.53	4.83	6.87

Notes to Large Cap Growth Average Annual Total Returns Table: °After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The "Return After Taxes on Distributions and Sale of Portfolio Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Portfolio shares, a tax deduction is provided that benefits the investor.
° The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this Index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates. Source: Lipper Inc.
° The S&P 500 Index - an unmanaged index of 500 stocks of large U.S. companies - gives a broad look at how stock prices have performed. Source: Lipper Inc.

16	The TARGET Portfolio Trust

° The Lipper Average is based on the average returns of all mutual funds in the Lipper Large-Cap Core Funds category. Source: Lipper Inc.

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Annual Total Returns % (Class T Shares) - Large Cap Value Portfolio 1

1 The total return of Class T shares from 1-1-07 through 9-30-07 was 5.37%.

BEST QUARTER:	WORST QUARTER:
20.10% (2nd quarter of 2003)	-18.19% (3rd quarter of 2002)

Average Annual Total Returns % (Class T Shares) (as of 12/31/2006)
	One Year	Five Years	Ten Years
Return Before Taxes	17.56	10.56	8.67
Return After Taxes on Distributions	14.58	9.18	6.52
Return After Taxes on Distributions and Sale of Portfolio Shares	13.25	8.58	6.34
Index (reflects no deduction for fees, expenses or taxes)
Russell 1000 Value Index	22.25	10.86	11.00
S&P 500 Index	15.78	6.18	8.42
Lipper Average	17.43	9.06	9.34

Notes to Large Cap Value Average Annual Total Returns Table: ° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The "Return After Taxes on Distributions and Sale of Portfolio Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Portfolio shares, a tax deduction is provided that benefits the investor.
° The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a below-average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. Source: Lipper Inc.
° The S&P 500 Index - an unmanaged index of 500 stocks of large U.S. companies - gives a broad look at how stock prices have performed. Source: Lipper Inc.

18	The TARGET Portfolio Trust

° The Lipper Average is based on the average return of all mutual funds in the Lipper Multi-Cap Value Funds category. Source: Lipper Inc.

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Annual Total Returns % (Class T Shares) - Small Cap Growth Portfolio 1

1 The total return of Class T shares from 1-1-07 through 9-30-07 was 10.21%.

BEST QUARTER:	WORST QUARTER:
23.17% (4th quarter of 1999)	-26.57% (3rd quarter of 2001)

Average Annual Total Returns % (Class T Shares) (as of 12/31/2006)
	One Year	Five Years	Ten Years
Return Before Taxes	6.02	1.29	2.67
Return After Taxes on Distributions	6.02	1.29	0.81
Return After Taxes on Distributions and Sale of Portfolio Shares	3.35	0.86	1.20
Index (reflects no deduction for fees, expenses or taxes)
Russell 2000 Growth Index	13.35	6.93	4.88
Russell 2000 Index	18.37	11.39	9.44
Lipper Average	10.31	5.91	8.17

Notes to Small Cap Growth Average Annual Total Returns Table: ° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The "Return After Taxes on Distributions and Sale of Portfolio Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Portfolio shares, a tax deduction is provided that benefits the investor. Past performance, before and after taxes, does not mean that the Portfolio will achieve similar results in the future. After-tax losses may be offset by other gains.
° The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with an above-average growth orientation. Companies in this Index tend to exhibit higher price-to-book and price-to-earnings ratios. Source: Lipper Inc.
° The Russell 2000 Index - an unmanaged index of the stocks of the 2,000 smallest U.S. companies included in the Russell 3000 Index - gives a broad look at how the stock prices of smaller companies have performed. Source: Lipper Inc.

20	The TARGET Portfolio Trust

° The Lipper Average is based on the average return of all mutual funds in the Lipper Small-Cap Growth Funds category. Source: Lipper Inc.

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Annual Total Returns % (Class T Shares) - Small Cap Value Portfolio 1

1 The total return of Class T shares from 1-1-07 through 9-30-07 was 5.38%.

BEST QUARTER:	WORST QUARTER:
20.81% (2nd quarter of 2003)	-20.07% (3rd quarter of 1998)

Average Annual Total Returns % (Class T Shares) (as of 12/31/2006)
	One Year	Five Years	Ten Years
Return Before Taxes	15.96	14.95	12.78
Return After Taxes on Distributions	14.22	12.28	10.05
Return After Taxes on Distributions and Sale of Portfolio Shares	11.46	11.81	9.69
Index (reflects no deduction for fees, expenses or taxes)
Russell 2000 Value Index	23.48	15.37	13.27
Russell 2000 Index	18.37	11.39	9.44
Lipper Average	14.87	11.44	10.86

Notes to Small Cap Value Average Annual Total Returns Table: ° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The "Return After Taxes on Distributions and Sale of Portfolio Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Portfolio shares, a tax deduction is provided that benefits the investor. Past performance, before and after taxes, does not mean that the Portfolio will achieve similar results in the future. After-tax losses may be offset by other gains.
° The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. Source: Lipper Inc.
° The Russell 2000 Index - an unmanaged index of the stocks of the 2,000 smallest U.S. companies included in the Russell 3000 Index - gives a broad look at how the stock prices of smaller companies have performed. Source: Lipper Inc.

22	The TARGET Portfolio Trust

° The Lipper Average is based on the average return of all mutual funds in the Lipper Small-Cap Core Funds category. Source: Lipper Inc.

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Annual Total Returns % (Class T Shares) - International Equity Portfolio 1

1 The total return of Class T shares from 1-1-07 through 9-30-07 was 19.73%.

BEST QUARTER:	WORST QUARTER:
18.03% (4th quarter of 1998)	-17.53% (3rd quarter of 1998)

Average Annual Total Returns % (Class T Shares) (as of 12/31/2006)
	One Year	Five Years	Ten Years
Return Before Taxes	27.10	12.73	6.16
Return After Taxes on Distributions	24.50	11.94	4.43
Return After Taxes on Distributions and Sale of Portfolio Shares	18.75	10.68	4.25
Index (reflects no deductions for fees, expenses or taxes)
MSCI EAFE Index	26.34	14.98	7.71
Lipper Average	28.09	16.00	9.20

Notes to International Equity Portfolio Average Annual Total Returns Table: ° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The "Return After Taxes on Distributions and Sale of Portfolio Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Portfolio shares, a tax deduction is provided that benefits the investor. Past performance, before and after taxes, does not mean that the Portfolio will achieve similar results in the future. After-tax losses may be offset by other gains.
° The Morgan Stanley Capital International (MSCI) EAFE Index - a weighted, unmanaged index that reflects stock price movements in Europe, Australasia and the Far East - gives a broad look at how foreign stocks have performed. Source: Lipper Inc.
° The Lipper Average is based on the average return of all mutual funds in the Lipper International Large Cap Value Funds category. Source: Lipper Inc.

24	The TARGET Portfolio Trust

Annual Total Returns % (Class T Shares) - International Bond Portfolio 1

1 The total return of Class T shares from 1-1-07 through 9-30-07 was 0.85%.

BEST QUARTER:	WORST QUARTER:
13.62% (2nd quarter of 2002)	6.23% (3rd quarter of 2000)

Average Annual Total Returns % (Class T Shares) (as of 12/31/2006)
	One Year	Five Years	Ten Years
Return Before Taxes	0.33	5.20	0.68
Return After Taxes on Distributions	-0.83	3.49	-0.52
Return After Taxes on Distributions and Sale of Portfolio Shares	-0.31	3.22	-0.21
Index (reflects no deductions for fees, expenses or taxes)
WB Index Hedged	3.10	4.52	6.34
Lipper Average	5.73	8.20	5.25

Notes to International Bond Portfolio Average Annual Total Returns Table: ° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The "Return After Taxes on Distributions and Sale of Portfolio Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Portfolio shares, a tax deduction is provided that benefits the investor. Past performance, before and after taxes, does not mean that the Portfolio will achieve similar results in the future. After-tax losses may be offset by other gains.
° The Citigroup Non-U.S. World Government Bond Index (hedged) (WB Index Hedged) - an unmanaged index of approximately 600 high quality bonds with foreign currency exposure translated to the U.S. dollar - gives a broad look at how foreign bonds have performed. Source: Lipper Inc.
° The Lipper Average is based on the average return of all mutual funds in the Lipper International Income Funds category. Source: Lipper Inc.

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Annual Total Return % (Class T Shares) - Total Return Bond Portfolio 1

1 The total return of Class T shares from 1-1-07 through 9-30-07 was 5.15%.

BEST QUARTER:	WORST QUARTER:
5.26% (3rd quarter of 2001)	2.03% (2nd quarter of 2004)

Average Annual Total Returns % (Class T Shares) (as of 12/31/2006)
	One Year	Five Years	Ten Years
Return Before Taxes	2.71	3.89	4.72
Return After Taxes on Distributions	1.18	1.93	2.23
Return After Taxes on Distributions and Sale of Portfolio Shares	1.21	1.95	2.22
Index (reflects no deductions for fees, expenses or taxes)
LABI	4.33	5.06	6.24
Lipper Average	4.64	5.70	5.89

Notes to Total Return Bond Portfolio Average Annual Total Returns Table: ° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The "Return After Taxes on Distributions and Sale of Portfolio Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Portfolio shares, a tax deduction is provided that benefits the investor. Past performance, before and after taxes, does not mean that the Portfolio will achieve similar results in the future. After-tax losses may be offset by other gains.
° The Lehman Aggregate Bond Index (LABI) - an unmanaged index of investment grade securities issued by the U.S. government and its agencies and by corporations with between 1 and 10 years remaining to maturity - gives a broad look at how bond prices of short and intermediate-term bonds have performed. Source: Lipper Inc.
° The Lipper Average is based on the average return of all mutual funds in the Lipper Corporate Debt BBB-Rated Funds category. Source: Lipper Inc.

26	The TARGET Portfolio Trust

Annual Total Returns % (Class T Shares) - Intermediate-Term Bond Portfolio 1

1 The total return of Class T shares from 1-1-07 through 9-30-07 was 4.81%.

BEST QUARTER:	WORST QUARTER:
5.12% (3rd quarter of 2001)	-1.97% (2nd quarter of 2004)

Average Annual Total Returns % (Class T Shares) (as of 12/31/2006)
	One Year	Five Years	Ten Years
Return Before Taxes	2.57	2.88	4.14
Return After Taxes on Distributions	0.98	1.22	1.77
Return After Taxes on Distributions and Sale of Portfolio Shares	1.12	1.26	1.80
Index (reflects no deductions for fees, expenses or taxes)
LIGC	4.08	4.53	5.81
Lipper Average	4.06	4.53	5.52

Notes to Intermediate-Term Bond Portfolio Average Annual Total Returns Table: ° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The "Return After Taxes on Distributions and Sale of Portfolio Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Portfolio shares, a tax deduction is provided that benefits the investor. Past performance, before and after taxes, does not mean that the Portfolio will achieve similar results in the future. After-tax losses may be offset by other gains.
° The Lehman Brothers Intermediate Government/Credit Bond Index (LIGC) (formerly Lehman Brothers Intermediate Government/Corporate Bond Index) - an unmanaged index of publicly traded U.S. government bonds and investment grade corporate bonds with maturities of up to 10 years - gives a broad look at how intermediate-term bonds have performed. Source: Lipper Inc.
° The Lipper Average is based on the average return of all mutual funds in the Lipper Intermediate Investment-Grade Debt Funds category. Source: Lipper Inc.

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Annual Total Returns % (Class T Shares) - Mortgage Backed Securities Portfolio

1 The total return of Class T shares from 1-1-07 through 9-30-07 was 3.20%.

BEST QUARTER:	WORST QUARTER:
4.00% (3rd Qtr. 2001)	-1.45% (2nd Qtr. 2004)

Average Annual Total Returns % (Class T Shares) (as of 12/31/2006)
	One Year	Five Years	Ten Years
Return Before Taxes	2.27	2.45	3.88
Return After Taxes on Distributions	0.55	0.64	1.54
Return After Taxes on Distributions and Sale of Portfolio Shares	0.92	0.78	1.58
Index (reflects no deductions for fees, expenses or taxes)
CG MBS Index	5.17	4.91	6.18
LB MBS Index	5.22	4.85	6.16
Lipper Average	4.33	4.17	5.27

Notes to Mortgage Backed Securities Portfolio Average Annual Total Returns Table: ° Without waiver of fees and or expense subsidization, the Portfolio's returns would have been lower.
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The "Return After Taxes on Distributions and Sale of Portfolio Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Portfolio shares, a tax deduction is provided that benefits the investor. Past performance, before and after taxes, does not mean that the Portfolio will achieve similar results in the future. After-tax losses may be offset by other gains.
° The Citigroup Mortgage Backed Security Index (CG MBS Index) - an unmanaged index of 30- and 15-year mortgage-related securities issued by U.S. Government agencies - gives a broad look at how mortgage-backed securities have performed. Source: Bloomberg, L.P.
° The Lehman Brothers Mortgage Backed Securities Index (LB MBS Index) is a market capitalization-weighted index of 15-year

28	The TARGET Portfolio Trust

and 30-year fixed-rate securities backed by GNMA, FNMA and FHMLC mortgage pools and balloon mortgages with fixed-rate coupons. Source: Bloomberg, L.P.
° The Lipper Average is based on the average return of all mutual funds in the Lipper U.S. Mortgage Funds category. Source: Lipper Inc.

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Annual Total Returns % (Class T Shares) - U.S. Government Money Market Portfolio 1

1 The total return of Class T shares from 1-1-07 through 9-30-07 was 3.55%.

BEST QUARTER:	WORST QUARTER:
1.65% (4th quarter of 2000)	0.11% (1st quarter of 2004)

Average Annual Total Returns % (Class T Shares) (as of 12/31/2006)
	One Year	Five Years	Ten Years
Return Before Taxes	2.81	0.41	1.83
Return After Taxes on Distributions	1.28	-0.28	0.42
Return After Taxes on Distributions and Sale of Portfolio Shares	1.28	-0.28	0.42
Index (reflects no deductions for fees, expenses or taxes)
Lipper Average	4.26	1.77	3.27
7-Day Yield (as of 12/31/2006)	4.56	N/A	N/A
iMoneyNet, Inc. Average	4.74	N/A	N/A

Notes to U.S. Government Money Market Portfolio Average Annual Total Returns Table: ° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The "Return After Taxes on Distributions and Sale of Portfolio Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Portfolio shares, a tax deduction is provided that benefits the investor. Past performance, before and after taxes, does not mean that the Portfolio will achieve similar results in the future. After-tax losses may be offset by other gains.
° The Lipper Average is based on the average return of all mutual funds in the Lipper U.S. Government Money Funds category. Source: Lipper Inc.
° The iMoneyNet, Inc. Average is based upon the average yield of all mutual funds in the iMoneyNet, Inc. All Taxable Money Market Fund category. Source: iMoneyNet, Inc.

30	The TARGET Portfolio Trust

FEES AND EXPENSES

These tables show the fees and expenses that you may pay if you buy and hold shares of a Portfolio.

Shareholder Fees (paid directly from your investment)
All Portfolios
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)(as a percentage of the lower of original purchase price or sale proceeds)	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None
Redemption fees	None
Exchange fee	None
Maximum annual Target Program Fee (Class T shares only)	1.00%/1.25% 1.35%/1.50%

EQUITY PORTFOLIOS : CLASS T SHARES

Annual Portfolio Operating Expenses (deducted from Portfolio assets)
	Large Cap Growth Portfolio	Large Cap Value Portfolio	Small Cap Growth Portfolio	Small Cap Value Portfolio	Int'l Equity Portfolio
Management Fees	.60%	.60%	.60%	.60%	.70%
+Distribution and service (12b-1) fees	None	None	None	None	None
+Other expenses	.08	.09	.18	.13	.13
=Total Annual Fund Operating Expenses	.68	.69	.78	.73	.83

DEBT PORTFOLIOS: CLASS T SHARES

Annual Portfolio Operating Expenses (deducted from Portfolio assets)
	Int'l Bond Portfolio	Total Return Bond Portfolio	Int.Term Bond Portfolio	Mort. Backed Sec. Portfolio	U.S. Gov't Money Market Portfolio
Management Fees	.50%	.45%	.45%	.45%	.25%
+Distribution and service (12b-1) fees	None	None	None	None	None
+Other expenses	.58	.19	.13	1.37	.25
=Total Annual Fund Operating Expenses	1.08	.64	.58	1.82	.50

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EQUITY & DEBT PORTFOLIOS: CLASS R SHARES

Annual Portfolio Operating Expenses (deducted from Portfolio assets)
	Large Cap Growth Portfolio	Large Cap Value Portfolio	Small Cap Growth Portfolio	Small Cap Value Portfolio	Int'l Equity Portfolio	Total Return Bond Portfolio
Management Fees	.60%	.60%	.60%	.60%	.70%	.45%
+Distribution and service (12b-1) fees	.75	.75	.75	.75	.75	.75
+Other expenses	.08	.09	.18	.13	.13	.19
=Total Annual Portfolio Operating Expenses	1.43	1.44	1.53	1.48	1.58	1.39
- Distribution Fee waiver or expense reimbursement	(.25)	(.25)	(.25)	(.25)	(.25)	(.25)
=Net annual Portfolio operating expenses	1.18	1.19	1.28	1.23	1.33	1.14

EXAMPLES

This example is intended to help you compare the fees and expenses of the Portfolios and the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same, except for any contractual distribution and service (12b-1) fee waivers and overall expense limitations that may be in effect for the one year period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example: Class T Shares
	One Year	Three Years	Five Years	Ten Years
Large Cap Growth Portfolio	$69	$218	$379	$847
Large Cap Value Portfolio	$70	$221	$384	$859
Small Cap Growth Portfolio	$80	$249	$433	$966
Small Cap Value Portfolio	$75	$233	$406	$906
International Equity Portfolio	$85	$265	$460	$1,025
International Bond Portfolio	$110	$343	$595	$1,317
Total Return Bond Portfolio	$65	$205	$357	$798
Intermediate-Term Bond Portfolio	$59	$186	$324	$726
Mortgage Backed Securities Portfolio	$185	$573	$985	$2,137
U.S. Government Money Market Portfolio	$51	$160	$280	$628

32	The TARGET Portfolio Trust

Example: Class R Shares
	One Year	Three Years	Five Years	Ten Years
Large Cap Growth Portfolio	$120	$428	$758	$1,692
Large Cap Value Portfolio	$121	$431	$763	$1,703
Small Cap Growth Portfolio	$80	$356	$654	$1,501
Small Cap Value Portfolio	$125	$443	$784	$1,747
International Equity Portfolio	$135	$474	$837	$1,857
Total Return Bond Portfolio	$116	$415	$737	$1,647

Notes to Shareholder Fees and Expenses and Example Tables:
° The Distributor of the Portfolios has contractually agreed through February 28, 2009 to reduce its distribution and service (12b-1) fees for each Portfolio's Class R shares to .50 of 1% of the average daily net assets of the Class R shares of each Portfolio.
° The TARGET Program fee only applies to TARGET Program participants.
° For Class T shares of the Equity Portfolios, the maximum TARGET Program fee is 1.25% for investors who invest in the Portfolios through an IRA or a qualified employee benefit plan (together, Plan investors). The maximum TARGET Program fee is 1.50% for non-Plan investors. For Debt Portfolios, the maximum TARGET Program fee is 1.35% for Plan investors and is 1.00% for non-Plan investors.

Your expenses on the same investment would be the same if you did not sell your shares.

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HOW THE PORTFOLIOS INVEST

INVESTMENT OBJECTIVES AND POLICIES

Large Cap Growth and Small Cap Growth Portfolios

When we consider investing in a company's stock, we look at several factors to evaluate the stock's growth potential, which may include the company's historical profitability, the economic outlook for the company's industry, the company's position in that industry, and the qualifications of company management. For example, we may select a company's stock based on new products or services the company is introducing. Dividend income is only an incidental consideration. Generally, we will consider selling a security when we think it has achieved its growth potential, or when we think we can find better growth opportunities.

Each of the Portfolios is managed by two different subadvisers. Within the guidelines set forth above, each subadviser utilizes its own investment philosophies and investment approaches in managing its portion of each Portfolio's assets.

Large Cap Value, Small Cap Value and International Equity Portfolios

We consider a number of factors in choosing stocks, like a company's sales, earnings, book value, cash flow, recent performance and the industry it's in. We consider selling a stock if it has increased in value to the point where we no longer consider it to be undervalued.

International Bond, Total Return Bond, Intermediate-Term Bond and Mortgage-Backed Securities Portfolios

In choosing portfolio securities, we consider economic conditions and interest rate fundamentals and, for foreign debt securities, country and currency selection. We also evaluate individual debt securities within each fixed-income sector based upon their relative investment merit and consider factors such as yield, duration and potential for price or currency appreciation as well as credit quality, maturity and risk.

The International Bond, Total Return Bond, Intermediate-Term Bond and Mortgage-Backed Securities Portfolios may each invest in mortgage-related securities issued or guaranteed by U.S. governmental entities or private issuers. In addition, the International Bond, Total Return Bond and Intermediate-Term Bond Portfolios may invest in mortgage-related securities issued or guaranteed by foreign governmental entities. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities issued by the U.S. Government include GNMAs, and mortgage-related securities issued by agencies of the U.S. Government include FNMAs and debt securities issued by the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"). The U.S. Government or the issuing agency directly or indirectly guarantees the payment of interest and principal on some of these

34	The TARGET Portfolio Trust

securities, such as GNMAs, but not their value. Other securities including FNMAs and FHLMCs, are not guaranteed, but may be able to borrow from the U.S. Treasury to meet its obligations. Private mortgage-related securities that are not guaranteed by U.S.governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage backed securities include mortgage pass-through securities, collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities. A collateralized mortgage obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

The values of mortgage-backed securities vary with changes in market interest rates generally and in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to increase as homeowners and others refinance their higher-rate mortgages; these prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments can be expected to decline, which has the effect of extending the anticipated duration at the same time that the value of the securities declines. MBS strips tend to be even more highly sensitive to changes in prepayment and interest rates than mortgage-related securities and CMOs generally.

The International Bond, Total Return Bond, Intermediate-Term Bond and Mortgage Backed Securities Portfolios may each invest in asset-backed securities. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans and credit card receivables. Unlike mortgage-related securities, asset-backed securities are usually not collateralized. However, credit-related asset-backed securities may be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Duration

The Total Return Bond Portfolio and Intermediate-Term Bond Portfolio are managed so that their duration each ranges between two years below and two years above the average duration of its benchmark. As of December 7, 2007, the average durations of the Lehman Aggregate Bond Index (relating to the Total Return Bond Portfolio) and the Lehman Intermediate Government/Credit Index (relating to the Intermediate-Term Bond

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Portfolio) were 4.59 and 3.82 years, respectively. The Mortgage Backed Securities Portfolio is managed so that its duration ranges between one year below and one year above the duration of its benchmark. As of December 7, 2007, the duration of the Lehman Brothers Mortgage Backed Security Index was 3.49 years. Duration is an approximation of the price sensitivity of a bond to interest rate changes. The longer the duration of a bond, the greater the impact of interest rate changes on the bond's price.

U.S. Government Money Market Portfolio

We seek income-producing investments with the credit quality and liquidity to preserve the value of the Portfolio's shares. Because we seek to maintain the value of the Portfolio's shares at $1, we manage the Portfolio to comply with specific regulations designed for money market funds.

For more information, see "Investment Risks" below and the Trust's Statement of Additional Information. The Statement of Additional Information - which we refer to as the SAI - contains additional information about the Portfolios. To obtain a copy, see the back cover page of this prospectus.

Each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental without shareholder approval.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies described above, we may also use the following investment strategies to try to increase the Portfolios' returns or protect their assets if market conditions warrant.

Temporary Defensive Investments. In response to adverse market, economic or political conditions, the Fund may take a temporary defensive position and invest up to 100% of the Fund's assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. government, its agencies or instrumentalities or in high-quality obligations of domestic or foreign banks and corporations, and may hold up to 100% of the Fund's assets in cash or cash equivalents. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Fund's assets. The use of temporary defensive investments is inconsistent with the Fund's investment objective.

Money Market Instruments. Each Portfolio may invest in money market instruments, including commercial paper of a U.S. or foreign company, foreign government securities, certificates of deposit, bankers' acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government or its agencies. These obligations may be U.S. dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

36	The TARGET Portfolio Trust

If we believe it is necessary, we may temporarily invest up to 100% of each Portfolio's total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but may help to preserve the Fund's assets when global or international markets are unstable.

U.S. Government Securities. Each Portfolio may invest in debt obligations issued by the U.S. Treasury. Treasury securities have varying interest rates and maturities, but they are all backed by the full faith and credit of the U.S. Government.

The Portfolios may also invest in other debt obligations issued or guaranteed by the U.S. Government and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. Government, like GNMA obligations. Debt securities issued by other government entities, like obligations of FNMA, the FHLMC and the Student Loan Marketing Association (SLMA or "Sallie Mae"), are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt.

The U.S. Government sometimes "strips" its debt obligations into their component parts: the U.S. Government's obligation to make interest payments and its obligation to repay the amount borrowed. These stripped securities are sold to investors separately. Stripped securities do not make periodic interest payments. They are usually sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional debt obligations. A Portfolio may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.

Debt Obligations. In addition to their principal investments, the Large Cap Value, Small Cap Value and International Equity Portfolios may invest in debt obligations for their appreciation potential. These Portfolios may invest in debt obligations issued by U.S. and foreign companies that are rated at least A by S&P or by Moody's or the equivalent by another major rating service. The Large Cap Value and Small Cap Value Portfolios may also invest in asset-backed securities from time to time. For a description of asset-backed securities please see the SAI.

Event-Linked Bonds. The Total Return Bond, International Bond and Intermediate-Term Bond Portfolios may each invest up to 5% of its total assets in event-linked bonds, the return of principal and payment of interest on which depend on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Event-linked bonds are subject to credit risk and the risk that the occurrence of the trigger event is unpredictable.

Emerging Markets Debt. The Total Return Bond Portfolio, International Bond Portfolio

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and Intermediate-Term Bond Portfolio may each invest up to 15% of its total assets in emerging markets debt, including (but not limited to) Brady Bonds.

Investments in emerging markets are subject to the same risks as investments in foreign securities, but to a greater degree since their economies are generally less diverse and mature, their political systems can be expected to have less stability than more developed countries, they may lack modern technology and may have an insufficient capital base to expand business operations.

Reverse Repurchase Agreements and Dollar Rolls. The Total Return Bond, Intermediate-Term Bond, Mortgage Backed Securities and International Bond Portfolios may each enter into reverse repurchase agreements and dollar rolls. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Portfolio, coupled with its agreement to repurchase the instrument at a specified time and price. In a dollar roll,a Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio will establish a segregated account in which it will maintain cash or other liquid assets, marked to market daily, having a value equal to its obligations in respect of dollar rolls.

Leverage. The Total Return Bond, Intermediate-Term Bond, Mortgage Backed Securities and International Bond Portfolios may borrow from banks or through reverse repurchase agreements and dollar rolls to take advantage of investment opportunities. This is known as using "leverage." If a Portfolio borrows money to purchase securities and those securities decline in value, then the value of the Portfolio's shares will decline faster than if the Portfolio were not leveraged.

Short Sales. The Total Return Bond, Intermediate-Term Bond,International Bond and Mortgage Backed Securities Portfolios may make short sales of a security. This means that each Portfolio may sell a security that it does not own when we think the value of the security will decline. The Portfolios generally borrow the security to deliver to the buyer in a short sale. The Portfolios must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risks. A Portfolio must pay the lender interest on the security it borrows, and the Portfolio will lose money if the price of the security increases between the time of the short sale and the date when the Portfolio replaces the borrowed security. Although the Portfolio's gain is limited to the price at which it sold the securities short, it's potential loss is limited only by the maximum attainable price of the securities, less the price at which the security was sold and may, theoretically, be unlimited.The Portfolio may also make short sales "against the box." In a short sale against the box, at the time of sale, the Portfolios own or have the right to acquire the identical security at no additional

38	The TARGET Portfolio Trust

cost. When selling short against the box, a Portfolio gives up the opportunity for capital appreciation in the security.

Repurchase Agreements. Each Portfolio may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Portfolio, and is, in effect, a loan by a Portfolio. Repurchase agreements are used for cash management purposes only.

Convertible and Preferred Securities. Each Portfolio other than the U.S. Government Money Market Portfolio may also invest in convertible and preferred securities, including convertible bonds, convertible preferred stock and non-convertible preferred stock, warrants and rights. These are securities - such as bonds, corporate notes and preferred stock - that we can convert into the company's common stock or some other equity security.

Derivative Strategies. Each of the Large Cap Growth, Large Cap Value, Small Cap Growth, Small Cap Value, International Equity, International Bond, Total Return Bond, Intermediate-Term Bond and Mortgage Backed Securities Portfolios may use various derivative strategies to try to improve its returns. We may also use hedging techniques to try to protect a Portfolio's assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that a Portfolio will not lose money. The use of derivatives — such as futures, foreign currency forward contracts, options on futures and various types of swaps — involves costs and can be volatile. With derivatives, we try to predict if the underlying investment – a security, market index, currency, interest rate, or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objectives. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When a Portfolio uses derivative strategies, the Portfolio designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission.

Futures Contracts and Related Options. Each of the International Equity, International Bond, Total Return Bond, Intermediate-Term Bond and Mortgage Backed Securities Portfolios also may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. An optiongives the purchaser the right to buy or sell securities or currencies, or in the case

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of an option on a futures contract or an option on a swap, the right to buy or sell a futures contract or swap, respectively, in exchange for a premium.

Foreign Currency Forward Contracts. Each of the International Equity, International Bond, Total Return Bond and Intermediate-Term Bond Portfolios also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign currency exchange rates, including hedging involving either specific transactions or portfolio positions. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.

Options on Securities and Financial Indexes. Each of the International Equity, International Bond, Total Return Bond, Intermediate-Term Bond and Mortgage Backed Securities Portfolios may purchase and sell put and call options on securities and financial indexes traded on U.S. or foreign securities exchanges, on Nasdaq or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Fund will sell only covered options. For more information about the Fund's use of options, see the SAI.

Each of the International Bond, Total Return Bond, Intermediate-Term Bond and Mortgage Backed Securities Portfolios may enter into interest rate swap transactions. In a swap transaction, a Portfolio and another party "trade" income streams. The swap is done to preserve a return or spread on a particular investment or portion of a Portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date.

Additional Strategies. Each Portfolio also follows certain policies when it borrows money (each of the International Bond, Total Return Bond, Intermediate-Term Bond and Mortgage Backed Securities Portfolios may borrow up to 331/3% of the value of its total assets, while each other Portfolio may borrow up to 20% of the value of its total assets); purchases shares of affiliated mutual funds (each Portfolio may invest up to 25% of its total assets in shares of affiliated money market funds or open-ended short-term bond funds with a portfolio maturity of three years or less) and holds illiquid securities (each Portfolio, except the U.S. Government Money Market Portfolio, may hold up to 15% of its net assets, and the U.S. Government Money Market Portfolio may hold up to 10% of its net assets, in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

Each Portfolio, other than the Total Return Bond Portfolio, may participate in the initial public offering (IPO) market. The prices of securities purchased in IPOs can be very volatile. The effects of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs a Portfolio invests in relative to the size of the

40	The TARGET Portfolio Trust

Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Each Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

Portfolio Turnover

As a result of the strategies described above, the International Bond, Total Return Bond, Intermediate-Term Bond and Mortgage Backed Securities Portfolios had annual portfolio turnover rates of over 100% during the fiscal year ended December 31, 2006. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher transaction costs and can affect a Portfolio's performance. It can also result in a greater amount of distributions as ordinary income rather than long-term capital gains.

INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Portfolios is no exception. Since a Portfolio's holdings can vary significantly from broad market indexes, performance of that Portfolio can deviate from performance of the indexes. These charts outline the key risks and potential rewards of the Portfolios' principal strategies and certain of the Portfolios' non-principal strategies. Following the charts is a table which sets forth the investment limits applicable to each of the types of investments discussed in the charts. Unless otherwise noted, a Portfolio's ability to engage in a particular type of investment is expressed as a percentage of investable assets. With respect to Total Return Bond Portfolio, Intermediate-Term Bond Portfolio, and International Bond Portfolio, the Portfolios' ability to engage in a particular type of investment is expressed as a percentage of total assets unless otherwise stated. For more information, see the SAI.

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Common Stocks
Risks	Potential Rewards

  Individual stocks could lose value.

  Equity markets could go down, resulting in a decline in value of the Fund's investments.

  Companies that normally pay dividends may not do so if they don't have profits or adequate cash flow.

  Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's investments.

  Investment style risk— the risk that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market.

  Historically, stocks have outperformed other investments over the long term.

  Generally, economic growth leads to higher corporate profits, which in turn can lead to an increase in stock prices, known as capital appreciation.

  May be a source of dividend income.

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Small capitalization stocks
Risks	Potential Rewards

  Stocks of small companies are more volatile and may decline more than those in the S&P 500.

  Small companies are more likely to reinvest earnings and not pay dividends.

  Changes in interest rates may lead to an increase in price volatility of the securities of small companies more than the securities of larger companies.

Highly successful smaller companies can outperform larger ones.

Debt obligations
Risks	Potential Rewards

  A Portfolio's share price, yield and total return will fluctuate in response to bond market movements.

  Credit risk - the default of an issuer would leave a Portfolio with unpaid interest or principal. The lower a bond's quality, the higher its potential volatility (relatively low for U.S. Government securities).

  Market risk - the risk that the market value of an investment may move up or down, sometimes rapidly or unpredictably because, among other things, interest rates rise or there is a lack of confidence in borrower. Market risk may affect an industry, a sector, or the market as a whole.

  Interest rate risk - the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility, particularly for junk bonds and stripped securities.

  Bonds have generally out performed money market instruments over the long term with less risk than stocks.

  Most bonds will rise in value when interest rates fall.

  A source of regular interest income.

  High-quality debt obligations are generally more secure than stocks since companies must pay their debts before they pay dividends.

  Investment-grade bonds have a lower risk of default than junk bonds.

  Bonds with longer maturity dates typically have higher yields.

  Intermediate-term securities may be less susceptible to loss of principal than longer term securities.

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Foreign Securities
Risks	Potential Rewards

  Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as those in the U.S.

  Currency risk - adverse changes in the values of foreign currencies can cause losses (non-U.S. dollar denominated securities).

  May be less liquid than U.S. stocks and bonds.

  Differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information on foreign investments and involve more risks.

  Investments in emerging market securities are subject to greater volatility and price declines.

  Investors may participate in the growth of foreign markets through a Fund's investments in companies operating in those markets.

  Fund may profit from a favorable change in the value of foreign currencies

  (non-U.S. dollar denominated securities).

  Opportunities for diversification.

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U.S. Government securities
Risks	Potential Rewards

  Not all U.S. government securities are insured or guaranteed by the U.S. government. Some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

  Limits potential for capital appreciation.

  Credit risk - the risk that the borrower can't pay back the money borrowed or make interest payments (relatively low for U.S. government securities). The lower a bond's quality, the higher its potential volatility.

  Market risk - the risk that the market value of an investment may move up or down, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower.

  Market risk may affect an industry, a sector or the market as a whole.

  Interest rate risk - the risk that the value of most debt obligations will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. Price volatility may follow.

  May preserve the Fund's assets.

  A source of regular interest income.

  Generally more secure than lower quality debt securities and generally more secure than equity securities.

  Principal and interest may be guaranteed by the U.S. government.

  If interest rates decline, long-term yields should be higher than money market yields.

  Bonds have generally outperformed money market instruments over the long term.

  Most bonds rise in value when interest rates fall.

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Money market instruments
Risks	Potential Rewards

  U.S. Government money market securities offer a lower yield than lower-quality or longer-term securities.

  Limits the Fund's potential for capital appreciation and achieving its objective.

  Credit risk (which are less of a concern for money market instruments) - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments.

  Market risk (which are less of a concern for money market instruments) - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.

May preserve the Fund's assets.

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Mortgage related securities
Risks	Potential Rewards

  Prepayment risk - the risk that the underlying mortgages may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Fund to reinvest in lower yielding securities.

  Credit risk - the risk that the underlying mortgages will not be paid by debtors or by credit insurers or guarantors of such instruments. Some private mortgage securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk.

  Market risk - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.

  Interest rate risk - the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility.

  A source of regular interest income.

  The U.S. Government guarantees interest and principal payments on certain securities.

  May benefit from security interest in real estate collateral.

  Pass-through instruments provide greater diversification than direct ownership of loans.

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High Yield Debt Securities (junk bonds)
Risks	Potential Rewards

  Credit risk (particularly high) - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments. Some asset-backed securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk.

  Market risk (particularly high) - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.

  Illiquidity risk - the risk that bonds may be difficult to value precisely and to sell at the time or price desired.

  Are generally less secure than higher quality debt securities.

May offer higher interest income and higher potential gains than higher grade debt securities. Most bonds rise in value when interest rates fall.

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Exchange-traded funds (ETFs)
Risks	Potential Rewards
The price movement of an ETF may not track the underlying index or basket of stocks and may result in a loss. Duplicate management fees.	Helps to manage smaller cash flows. Ability to get instant exposure to an index.

Asset-Backed Securities
Risks	Potential Rewards

  Credit risk - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments. Some asset-backed securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk.

  Prepayment risk - the risk that the underlying debt instruments may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Fund to reinvest in lower yielding debt instruments.

  Extension risk - the risk that rising interest rates may cause the underlying debt instruments to be paid off more slowly by the debtor, causing the value of the securities to fall.

  Market risk - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bonds insurer.

  Interest rate risk - the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. Price volatility may result.

  A potential source of regular interest income.

  Prepayment risk is generally lower than with mortgage-related securities.

  Pass-through instruments may provide greater diversification than direct ownership of loans.

  May offer higher yield due to their structure than other instruments.

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Derivatives
Risks	Potential Rewards

  The value of derivatives (such as futures, swaps and options) that are used to hedge a portfolio security is generally determined independently from the value of that security and could result in a loss to the Fund when the price movement of the derivative does not correlate with a change in the value of the portfolio security.

  Derivatives may not have the intended effects and may result in losses or missed opportunities.

  The counter-party to a derivatives contract could default.

  Derivatives can increase share price volatility and those that involve leverage could magnify losses.

  Certain types of derivatives involve costs to the Fund that can reduce returns.

  It may be difficult to value precisely or sell at the time or price desired.

  Derivatives could make money and protect against losses if the investment analysis proves correct.

  Derivatives used for return enhancement purposes involve a type of leverage and could generate substantial gains at low cost.

  One way to manage the Fund's risk/return balance is by locking in the value of an investment ahead of time.

  Hedges that correlate well with an underlying position can reduce or eliminate the volatility of investment income or capital gains at low cost.

Reverse repurchase agreements and dollar rolls
Risks	Potential Rewards

  Risk that counter-party may fail to return securities in a timely manner or at all.

  May magnify underlying investment losses.

  Investment costs may exceed potential underlying investment gains.

  Leverage risk - the risk that the market value of the securities purchased with proceeds of the sale declines below the price of the securities the Fund must repurchase.

May magnify underlying investment gains.

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When-issued and delayed-delivery securities
Risks	Potential Rewards

  Value of securities may decrease before delivery occurs.

  Broker/dealer may become insolvent prior to delivery.

  If the security is not issued, or the counter-party fails to meet its obligation, the Fund loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price.

May enhance investment gains.

Borrowing
Risks	Potential Rewards
Leverage for investment may magnify losses. Interest costs and borrowing fees may exceed potential investment gains.	Leverage may magnify investment gains (if any).

Adjustable/floating rate securities
Risks	Potential Rewards
Value lags behind the value of fixed rate securities when interest rates change.	May take advantage of rising interest rates.

Stripped Securities
Risks	Potential Rewards
More volatile than securities where the principal and interest are not separated.	Value may rise faster when interest rates fall.

Swaps
Risks	Potential Rewards

  Speculative technique including risk of loss of payment swapped.

  May be difficult to value precisely.

  May be difficult to sell at the time or price desired.

  The other party to a swap agreement could default.

Helps protect the return on an investment.

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Event-linked bonds
Risks	Potential Rewards

  A Portfolio's share price, yield and total return will fluctuate in response to bond market movements.

  Credit risk - the default of an issuer would leave a Portfolio with unpaid interest or principal. The lower a bond's quality, the higher its potential volatility.

  Market risk - the risk that the market value of an investment may move up or down, sometimes rapidly or unpredictably. Market risk may affect an industry, a sector, or the market as a whole.

  Interest rate risk - the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility, particularly for junk bonds and stripped securities.

  Depends on non-occurrence of a specific "trigger" event that is unpredictable.

  Bonds have generally outperformed money market instruments over the long term with less risk than stocks.

  Most bonds will rise in value when interest rates fall.

  A source of regular interest income.

  Investment-grade bonds have a lower risk of default than junk bonds.

  Bonds with longer maturity dates typically have higher yields.

  Intermediate-term securities may be less susceptible to loss of principal than longer term securities.

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Short Sales
Risks	Potential Rewards

  May magnify underlying investment losses.

  Share price volatility can magnify losses because underlying security must be replaced at a specific time.

  Investment costs may exceed potential underlying investment gains.

  Short sales pose the risk of potentially unlimited loss.

  Short sales "against the box" give up the opportunity for capital appreciation in the security.

May magnify underlying investment gains.

Emerging markets debt
Risks	Potential Rewards

  Emerging markets, economies and political systems may not be as stable as in the U.S. or in more developed countries.

  Currency risk - changing value of foreign currencies can cause losses.

  May be less liquid than U.S. bonds and bonds in more developed markets.

  Differences in foreign laws, accounting standards, public information, custody and settlement practices provide less reliable information on foreign investments and involve more risk.

  Not all government securities are insured or guaranteed by the government, but only by the issuing agency.

  Investors can participate in the growth of emerging markets through investment in companies operating in those markets.

  May profit from changing value of foreign currencies.

  Opportunities for diversification.

  Principal and interest on foreign government securities may be guaranteed.

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Illiquid Securities
Risks	Potential Rewards

  May be difficult to value precisely.

  May be difficult to sell at the time or price desired.

  Illiquidity risk - the risk that bonds may be difficult to value precisely and sell at the time or price desired.

May offer a more attractive yield or potential for growth than more widely traded securities.

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Principal & Non-Principal Strategies
Common Stocks

  Large Cap Growth: At least 80%

  Large Cap Value: At least 80%

  Small Cap Growth: At least 80% of investable assets

  Small Cap Value: At least 80% of investable assets

  International Equity: At least 80% of investable assets

Small Capitalization Stocks

  Large Cap Growth: Percentage varies; usually less than 20%

  Small Cap Growth: At least 80%

  Small Cap Value: At least 80%

  International Equity: Percentage varies; usually less than 10%

Debt obligations

  Large Cap Value: Up to 20%

  Small Cap Value: Up to 20%

  International Equity: Up to 20%

  International Bond: At least 80% of investable assets

  Total Return Bond: At least 80% of investable assets

  Intermediate-Term Bond: At least 80% of investable assets

  Mortgage-Backed Securities: At least 80%

Foreign Securities

  International Equity: At least 80%

  Large Cap Growth: Up to 30%

  Large Cap Value: Up to 30%

  International Bond: At least 80% of investable assets

  Total Return Bond: Up to 30% of total assets

  Intermediate-Term Bond: Up to 30% of total assets

U.S. Government securities

  All Portfolios: Percentage varies; up to 100% on temporary basis

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Principal & Non-Principal Strategies
Money market instruments

  Large Cap Growth: Up to 35% normally; up to 100% on temporary basis

  Large Cap Value: Up to 35% normally; up to 100% on temporary basis

  Small Cap Growth: Up to 35% normally, up to 100% on temporary basis

  Small Cap Value: Up to 35% normally, up to 100% on temporary basis

  International Equity: Up to 35% normally, up to 100% on temporary basis

  Mortgage-Backed Securities: Up to 35% normally, up to 100% on temporary basis

  International Bond: Percentage varies

  Total Return Bond: Percentage varies

  Intermediate-Term Bond: Percentage varies

  U.S. Government Money Market: Up to 100%

Mortgage related securities

  International Bond: Percentage varies; up to 75%

  Total Return Bond: Percentage varies; up to 75%

  Intermediate-Term Bond: Percentage varies; up to 75%

  Mortgage Backed Securities: Up to 100%

High Yield Debt Securities (Junk Bonds)

  International Bond: Up to 20%

  Total Return Bond: Up to 20%

  Intermediate-Term Bond: Up to 20%

Asset-Backed Securities

  Large Cap Value: Percentage varies; usually less than 10%

  Small Cap Value: Percentage varies; usually less than 10%

  Mortgage Backed Securities: Percentage varies; usually less than 10%

  International Bond: Percentage varies; usually less than 25%

  Total Return Bond: Percentage varies; usually less than 25%

  Intermediate-Term Bond: Percentage varies; usually less than 25%

  Money Market: Percentage varies

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Derivatives

  International Equity Portfolio: Percentage varies; usually less than 10%

  All Other Portfolios: Percentage varies

Reverse Repurchase Agreements and Dollar Rolls

  Total Return Bond: Up to 33 1/3%

  Intermediate-Term Bond: Up to 33 1/3%

  Mortgage Backed Securities: Up to 33 1/3%

  International Bond: Up to 33 1/3%

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Principal & Non-Principal Strategies
When-issued and delayed delivery securities

  Total Return Bond: Percentage varies; usually less than 75%

  International Bond: Percentage varies; usually less than 75%

  Intermediate-Term Bond: Percentage varies; usually less than 75%

  All Other Portfolios: Percentage varies; usually less than 10%

Borrowing

  International Bond: Up to 33 1/3%

  Total Return Bond: Up to 33 1/3%

  Intermediate-Term Bond: Up to 33 1/3%

  Mortgage Backed Securities: Up to 33 1/3%

Adjustable/Floating rate securities

  Large Cap Value: Percentage varies; usually less than 10%

  Mortgage Backed Securities: Percentage varies; usually less than 10%

  Total Return Bond: Percentage varies; usually less than 50%

  International Bond: Percentage varies; usually less than 50%

  Intermediate-Term Bond: Percentage varies; usually less than 50%

Stripped Securities

  Mortgage Backed Securities: Percentage varies; usually less than 10%

  International Bond: Percentage varies; usually less than 20%

  Total Return Bond: Percentage varies; usually less than 20%

  Intermediate-Term Bond: Percentage varies; usually less than 20%

Swaps

  International Bond: Up to 15% of net assets

  Total Return Bond: Up to 15% of net assets ·

  Mortgage Backed Securities: Up to 15% of net assets

  Intermediate-Term Bond: Up to 15% of net assets

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Principal & Non-Principal Strategies
Event-Linked Bonds

  International Bond: Up to 5% of total assets

  Total Return Bond: Up to 5% of total assets

  Intermediate-Term Bond: Up to 5% of total assets

Emerging Markets Debt

  International Bond: Up to 15% of total assets

  Total Return Bond: Up to 15% of total assets

  Intermediate-Term Bond: Up to 15% of total assets

Illiquid Securities

  U.S. Government Money Market: Up to 10% of net assets

  All Other Portfolios: Up to 15% of net assets

Short Sales and Short Sales Against-the-Box

  International Bond:

  Total Return Bond:

  Intermediate-Term Bond:

  Mortgage Backed Securities:

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HOW THE TRUST IS MANAGED

BOARD OF TRUSTEES

The Board of Trustees (the Board) oversees the actions of the Manager, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Trust's officers, who conduct and supervise the daily business operations of each Portfolio.

MANAGER

Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102

Under a management agreement with the Trust, PI manages each Portfolio's investment operations, administers its business affairs and is responsible for supervising the subadviser(s) for each of the Portfolios. For the fiscal period ended October 31, 2007, each Portfolio paid PI the management fees set forth in the table below (shown as a percentage of average daily net assets).

Portfolio	Annual Management Fees
Large Cap Growth Portfolio	.60%
Large Cap Value Portfolio	.60%
Small Cap Growth Portfolio	.60%
Small Cap Value Portfolio	.60%
International Equity Portfolio	.70%
International Bond Portfolio	.50%
Total Return Bond Portfolio	.45%
Intermediate-Term Bond Portfolio	.45%
Mortgage Backed Securities Portfolio	.45%
U.S. Government Money Market Portfolio	.25%

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2007, PI, a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $118.3 billion.

Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective subadvisers for the Portfolios. In evaluating a prospective subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Portfolios' subadvisers.

60	The TARGET Portfolio Trust

PI and the Trust operate under an exemptive order (the Order) from the Securities & Exchange Commission that generally permits PI to enter into or amend agreements with subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with each subadviser. Shareholders of each Portfolio still have the right to terminate these agreements for the Portfolio at any time by a vote of the majority of outstanding shares of the Portfolio. The Trust will notify shareholders of any new subadvisers or material amendments to advisory agreements made pursuant to the Order. On October 30, 1996, the shareholders of the Trust voted to allow the Trust and PI to operate under the Order.

A discussion of the basis for the Board's approvals of the Trust's management and subadvisory agreements is available in the Trust's semi-annual report to shareholders, issued at the end of August.

INVESTMENT SUBADVISERS

The investment subadvisers are responsible for the day-to-day management of each Portfolio, or portion thereof, that they manage, subject to the supervision of PI and the Board. The subadvisers are paid by PI, not the Portfolios.

Each of the equity Portfolios has two or more subadvisers, each of which manages the portion of each Fund allocated to it by PI, consistent with the overall investment strategy of the Fund and PI periodically rebalances daily cash inflows (i.e., purchases and reinvested dividends) and outflows (i.e., redemptions and expense items) among the subadvisers of each Fund. In addition, PI periodically reallocates assets among subadvisers.

By using two or more subadvisers for each Portfolio, and by periodically rebalancing or reallocating each Portfolio's assets among its subadvisers, PI seeks long-term benefits from a balance of different investment disciplines. PI believes that, at any given time, certain investment philosophies will be more successful than others and that a combination of different investment approaches may benefit the Portfolios and help reduce their volatility. In addition, the use of several subadvisers for each Portfolio may help to protect the Portfolios from capacity risk (a subadviser's determination to manage a limited amount of assets because of a lack of investment opportunities that appear attractive to that subadviser). Reallocations of assets among subadvisers may result in higher portfolio turnover and correspondingly higher transactional costs. In addition, a Portfolio may experience wash transactions - where one subadviser buys a security at the same time another subadviser sells it. To the extent this happens, the Portfolio's position in that security remains unchanged, but the Portfolio has paid additional transaction costs.

Each of the fixed-income and money market Portfolios is managed by one subadviser.

The subadvisers for each Portfolio are discussed below:

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Large Cap Growth Portfolio

Marsico Capital Management, LLC (Marsico) and Goldman Sachs Asset Management, L.P. (GSAM) are the subadvisers for the Large Cap Growth Portfolio.

Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202. Marsico was organized in September 1997 as a registered investment adviser. Marisco provides investment management services to other mutual funds and private accounts and, as of December 31, 2006, had approximately $83.7 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico. Marsico has served as a subadviser to the Portfolio since June 2005.

GSAM is located at 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (Goldman Sachs). As of September 30, 2007 GSAM, including its investment advisory affiliates, had assets under management of $737 billion. GSAM has served as a subadviser to the Portfolio since June 2005.

Large Cap Value Portfolio

Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley), J.P. Morgan Investment Management, Inc. (JP Morgan), and NFJ Investment Group L.P. (NFJ) are the subadvisers for the Large Cap Value Portfolio.

Hotchkis and Wiley is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of Hotchkis and Wiley and Stephens-H&W, LLC, a limited liability company whose primary member is SF Holding Corp., a diversified holding company. As of December 31, 2006, Hotchkis and Wiley had approximately $35.6 billion in assets under management. Hotchkis and Wiley's address is 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439. Hotchkis and Wiley has served as a subadviser to the Portfolio since February 1995.

JP Morgan is an indirect subsidiary of JPMorgan Chase Co., a publicly held bank holding company and global financial services firm. JP Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2006, JP Morgan and its affiliated companies had approximately $1,013 trillion in assets under management worldwide. The address of JP Morgan is 245 Park Avenue, New York, NY 10167. JP Morgan has served as a subadviser to the Portfolio since May 2000.

NFJ was formed in 1989, and is a wholly owned subsidiary of Allianz Global Investors of America L.P. As of December 31, 2006, the firm had over approximately $33 billion of worldwide assets under management and advice. NFJ, a disciplined value-oriented equity manager, is located at 2100 Ross Avenue, Dallas, Texas 75201. NFJ has served as a subadviser to the Portfolio since December 2005.

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Small Cap Growth Portfolio

Transamerica Investment Management LLC (Transamerica) and RS Investment Management Co. LLC. (RS Investments) are the subadvisers for the Small Cap Growth Portfolio.

Transamerica was organized as a limited liability company under the laws of the state of Delaware in 2000 and is an SEC registered investment advisor. The founding member of the LLC, Transamerica Investment Services, Inc. ("TISI"), is an investment adviser that has been providing investment advisory services since 1968. Transamerica, located at 11111 Santa Monica Boulevard, 8th Floor, Los Angeles, California 90025, had approximately $25.5 billion of assets under management as of October 31, 2007. Transamerica has served as a subadviser to the Portfolio since July 2003.

RS Investments is an independent subsidiary of Guardian Investor Services LLC, with RS employees retaining a substantial minority stake in the firm. The firm was founded in 1986 and has offices at 388 Market Street, San Francisco, California 94111, and in New York. As of December 31, 2006, the firm managed over $16.7 billion in mutual funds and institutional accounts. RS Investments has served as a subadviser to the Portfolio since October 2003.

Small Cap Value Portfolio

EARNEST Partners, LLC (EARNEST Partners),NFJ Investment Group L.P. (NFJ), Lee Munder Investments Ltd. L.P. (Lee Munder), J.P. Morgan and Vaughan Nelson Investment Management, LP (Vaughan Nelson) are the subadvisers for the Small Cap Value Portfolio.

EARNEST Partners is employee-owned and a subsidiary of EARNEST Holdings, LLC. Paul E. Viera, Jr. (whose background is described below) holds a controlling interest and the position of CEO. Founded in 1998, EARNEST Partners had $25 billion in assets under management as of October 31, 2007. The address of EARNEST Partners is 1180 Peachtree St NE, Suite 2300, Atlanta, GA 30309. EARNEST Partners has served as a subadviser to the Portfolio since December 2001.

NFJ is described above, under "Large Cap Value Portfolio." NFJ has served as a subadviser to the Portfolio since October 2003.

Lee Munder, 200 Clarendon Street, Boston MA 02116, was founded in 2000 and is 80% owned by its employees with the remainder of the firm owned by Castanea Partners. As of October 31, 2007, Lee Munder managed approximately $4.8 billion in assets. Lee Munder has served as a subadviser to the Portfolio since July 2005.

JP Morgan is described above under "Large Cap Value Portfolio". JP Morgan has served as a subadviser to the Portfolio since July 2005.

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Vaughan Nelson is a Houston-based investment counseling firm, founded in 1970. Vaughan Nelson is a wholly owned subsidiary of Natixis Global Asset Management and operates independently with its own proprietary research process and investment team. As of October 31, 2007, Vaughan Nelson had over $8 billion in assets under management. The address of Vaughan Nelson is 600 Travis Street, Suite 6300, Houston, Texas 77002. Vaughan Nelson has served as a subadviser to the Portfolio since November 2005.

International Equity Portfolio

LSV Asset Management (LSV) and Thornburg Investment Management, Inc. (Thornburg) are the subadvisers for the International Equity Portfolio.

LSV was formed in 1994 and is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of October 31, 2007, LSV had approximately $78.6 billion in assets under management. LSV's address is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606. LSV has served as a subadviser to the Portfolio since April 2005.

Thornburg is an independent, employee-owned investment management firm located in Santa Fe, New Mexico. The firm was founded in 1982 and began providing investment management services to clients in 1984. Thornburg uses a fundamental, bottom-up approach to investing which centers on the intrinsic value of each investment. As of November 30, 2007, Thornburg had approximately $52.2 billion in assets under management. Thornburg's address is 119 East Marcy Street, Santa Fe, New Mexico 87501. Thornburg has served as a subadviser to the Portfolio since April 2005.

International Bond Portfolio, Total Return Bond Portfolio and Intermediate-Term Bond Portfolio

Pacific Investment Management Company LLC (PIMCO) is the subadviser for the International Bond,Total Return Bond and Intermediate-Term Bond Portfolios.

PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz SE ("Allianz SE") is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. PIMCO has specialized in fixed income investing since the firm was established in 1971. As of December 31, 2006, PIMCO had approximately $667.8 billion of assets under management. The address of PIMCO is 840 Newport Center Drive, Newport Beach, CA 92660. PIMCO has served as a subadviser to the International Bond Portfolio since October 2004 and to the Total Return Bond and Intermediate-Term Bond Portfolios since January 1993.

Mortgage Backed Securities Portfolio and U.S. Government Money Market Portfolio

Wellington Management Company, LLP (Wellington Management) is the subadviser to the Mortgage Backed Securities and U.S. Government Money Market Portfolios.

64	The TARGET Portfolio Trust

Wellington Management is a Massachusetts limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellingont Management and its predecessor organizations have provided investment advisory services for over 70 years. As of October 31, 2007, Wellington Management had investment management authority wityh respect to approximately $617 billion in assets. The address of Wellington Management is 75 State Street, Boston, MA 02109. Wellington Management has served as a subadviser to each Portfolio since January 1993.

PORTFOLIO MANAGERS

Large Cap Growth Portfolio

Marsico. Thomas F. Marsico is the Chief Investment Officer of Marsico Capital, and manages a sleeve of the Target Large-Cap Growth Portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

GSAM. Melissa R. Brown, CFA, Robert C. Jones, CFA, Andrew W. Alford, PhD and Mark Carhart, PhD, CFA manage the portion of the Portfolio advised by GSAM. Ms. Brown is a Managing Director and Co-Head of Global Product Strategy for the Global Quantitative Investment Strategies ("QIS") group. She is also a member of the Global Quantitative Equity ("GQE") Investment Policy Committee. Mr. Jones is a Managing Director and Chair of the GQE Investment Policy Committee, which oversees portfolio management process. He currently serves as Co-Chief Investment Officer of QIS. Mr. Carhart is a Managing Director and serves as Co-Chief Investment Officer of QIS. Mr. Alford is a Managing Director and Senior Portfolio Manager. He is responsible for the Flex long-short and U.S. long-only strategies in QIS. The computer optimizer constructs the portfolio based on the team's models and design and no one person on the team has a subjective override of the computer optimizer process, except in very limited cases.

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Large Cap Value Portfolio

JP Morgan. Raffaele Zingone and Terance Chen manage the portion of the Portfolio advised by JP Morgan.

Raffaele Zingone, vice president, is head of the U.S. Structured Equity Group. An employee since 1991, Ralph is responsible for the management of a range of large cap structured equity portfolios. Prior to his role in structured equity, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in London and New York. Ralph received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University. He is a CFA charterholder.

Terance Chen, vice president, is a portfolio manager in the U.S. Equity Group. An employee since 1994, Terance was a quantitative equity research analyst prior to his current position. Terance is responsible for the management of REI 150 and REI 250 structured strategies, and he is the manager of the Research Market Neutral strategy. Terance holds a B.S. in finance and information systems from New York University's Stern School of Business and is a CFA charterholder.
Hotchkis and Wiley. Hotchkis and Wiley Capital Management, LLC ("HWCM"), subadviser to the Portfolio, also manages institutional separate accounts and is the advisor and sub-advisor to other mutual funds. The investment process is the same for similar accounts, including the Portfolio and is driven by team-oriented, in-depth, fundamental research. The investment research staff is organized by industry coverage and supports all of the accounts managed in each of the sub-advisor's investment strategies. Weekly research meetings provide a forum where analysts and portfolio managers discuss current investment ideas within their assigned industries. Generally, the entire investment team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio's current composition, and the relative value of alternative investments. The culmination of this process is the formation of a "target portfolio" for each investment strategy representing the best investment ideas with appropriate weights for each of the holdings.

Although the Portfolio is managed by HWCM's investment team, HWCM has identified the five portfolio managers with the most significant responsibility for the Portfolio's assets. This list does not include all members of the investment team.

Sheldon Lieberman, George Davis, Patricia McKenna, Stan Majcher and David Green participate in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. They have authority to direct trading activity on the Portfolio. Mr. Majcher and Mr. Green are jointly responsible for the day-to-day management of the Portfolio's cash flows, which includes

66	The TARGET Portfolio Trust

directing the Fund's purchases and sales to ensure that the Portfolio's holdings remain reflective of the "target portfolio."

Mr. Lieberman, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1994 as Portfolio Manager and Analyst. Mr. Davis, currently Principal, Portfolio Manager and Chief Executive Officer of Hotchkis and Wiley, joined Hotchkis and Wiley in 1988 as Portfolio Manager and Analyst. Ms. McKenna, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1995 as Portfolio Manager and Analyst. Mr. Majcher, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1996 as Analyst and became Portfolio Manager in 1999. Mr. Green, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1997 as Portfolio Manager and Analyst.

NFJ. Ben Fischer, CFA, Chris Najork, CFA ,Paul Magnuson, and Jeffrey S. Partenheimer, CFA, manage the portion of the Portfolio advised by NFJ. Mr. Fischer, Managing Director and Portfolio Manager, has over 39 years of experience in portfolio management, investment analysis and research. Prior to founding NFJ in 1989, he was Chief Investment Officer (Institutional and Fixed Income), Senior Vice President and Senior Portfolio Manager at NationsBank which he joined in 1971. Mr. Fischer received his BA degree in Economics and a JD degree from Oklahoma University, and an MBA from New York University's Stern School of Business. Mr. Najork is a Managing Director and Portfolio Manger of NFJ Investment Group. A founder of NFJ, he has over 37 years experience in equity research and portfolio management in the value sector. Prior to the formation of NFJ, he was a Senior Vice President, Senior Portfolio Manager and analyst at NationsBank, which he joined in 1974. Mr. Najork received his BA and MBA from Southern Methodist University. Mr. Magnuson, Managing Director, is the Senior Research Analyst and a Portfolio Manager at NFJ. He has over 20 years of investment experience in equity analysis and portfolio management. Prior to joining NFJ in 1992, he was an Assistant Vice President at NationsBank, which he joined in 1985. Mr. Magnuson received his BBA from the University of Nebraska. Mr. Partenheimer, Managing Director, has over 20 years of experience in financial analysis, portfolio management and large corporate finance. Prior to joining NFJ Investment Group in 1999, he spent 10 years in commercial banking and 4 years as a treasury director for a major telecommunications equipment manufacturer. He began his career as a financial analyst with First City Bank of Dallas in 1985. Mr. Partenheimer received his BBA (Accounting) in 1982 from the University of Texas and his MSBA (Finance) from Texas Tech University in 1985.

Small Cap Growth Portfolio

Transamerica. Gregory S. Weirick leads the investment team that manages the Transamerica segment of the Portfolio. Mr. Weirick, a Managing Director and Principal of Transamerica, has been with the firm since 2005. Prior to this, Mr.Weirick was co-founder, Treasurer and Managing Director of Westcap Investors, LLC from 1992 to 2005. He has specialized in the small cap growth category for over 15 years.

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The other members of the team include Joshua D. Shaskan, CFA, Jeffrey J. Hoo, CFA, and John J. Huber, CFA. Mr. Shaskan, a Principal and Portfolio Manager, joined Transamerica in 2005 and has over 15 years of investment industry experience. Prior to Transamerica, Mr. Shaskan served as a Senior Vice President/Portfolio Manager at Westcap Investors, LLC ("Westcap") from 1998 to 2005. Prior to Westcap, Mr. Shaskan was employed as an Investment Specialist at Wells Fargo Securities. Mr. Hoo, a Principal and Portfolio Manager, joined Transamerica in 2005 and has over 10 years of investment industry experience. Prior to Transamerica, Mr. Hoo served as a Senior Vice President/Security Analyst at Westcap from 1997 to 2005. Prior to Westcap, Mr. Hoo was a Finance Manager at Sony Pictures Entertainment and an Auditor at KPMG Peat Marwick. Mr. Huber, a Principal and Portfolio Manager, joined Transamerica in 2005. Mr. Huber has over 9 years of investment industry experience. Prior to Transamerica, Mr. Huber served as a Vice President/Security Analyst at Westcap from 2000 to 2005. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen.

Transamerica's Chief Investment Officer is Gary U. Rolle. Mr. Rolle, also a Principal and Managing Director, has been with Transamerica since 1967.

RS Investments. Bill Wolfenden and D. Scott Tracy are the co-portfolio managers for the portion of the Small Cap Growth Portfolio managed by RS Investments. Mr. Wolfenden is a Principal of RS Investments and the Portfolio Manager of the Small-Cap Growth accounts. Prior to joining RS in April 2001, he was at Dresdner RCM Global Investors since 1994, where he served on the micro-cap and small-cap growth investment management teams.

Mr. Tracy is a vice president at RS Investments. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard, where his research focus included technology and industrial companies. He has also served as an equity analyst at Montgomery Securities. Mr. Tracy holds a B.A. in history from Trinity College and an M.B.A. from the University of California at Berkeley. He is also a Chartered Financial Analyst.

Small Cap Value Portfolio

EARNEST Partners. Paul E. Viera, Jr., Chief Executive Officer and Partner of EARNEST Partners, manages the portion of the Portfolio advised by EARNEST Partners. A founding member of EARNEST Partners, he previously served as a Global Partner of, and portfolio manager with, INVESCO Capital Management from 1991 to 1998.

NFJ.Ben Fischer, CFA, Paul Magnuson, Chris Najork, CFA and R. Burns McKinney, CFA, manage the portion of the Portfolio advised by NJF. Mr. Fischer, Managing Director and Portfolio Manager, is a founding partner of NFJ Investment Group L.P. He has over 39 years' experience in portfolio management, investment analysis and

68	The TARGET Portfolio Trust

research. Prior to founding NFJ in 1989, he was Chief Investment Officer (Institutional and Fixed Income), Senior Vice President and Senior Portfolio Manager at NationsBank which he joined in 1971. Mr. Fischer received his BA degree in Economics and a JD degree from Oklahoma University, and an MBA from New York University's Stern School of Business. Paul Magnuson, Managing Director, is the Senior Research Analyst and a Portfolio Manager at NFJ. He has over 20 years of investment experience in equity analysis and portfolio management. Prior to joining NFJ in 1992, he was an Assistant Vice President at NationsBank, which he joined in 1985. Mr. Magnuson received his BBA degree in Finance from the University of Nebraska in 1984. Chris Najork, CFA, is a founding partner of NFJ Investment Group. He has over 37 years of experience encompassing equity research and portfolio management. Prior to the formation of NFJ Investment Group, he was a Senior Vice President, Senior Portfolio Manager and Analyst at NationsBank which he joined in 1974. Mr. Najork enjoyed a tour of duty as Director of Research for the University of Texas Endowment Fund in Austin, TX and returned to NationsBanks's Corporate Asset Management Group. Mr. Najork received his BA degree and MBA from Southern Methodist University. R. Burns McKinney, CFA, has 8 years of experience in equity research and financial analysis. Prior to joining NFJ Investment Group in 2006, Mr. McKinney was an equity analyst covering the energy sector for Evergreen Investments in Boston. He began his career as an investment banking analyst at Alex Brown & Sons in 1996. Prior to attending business school, he served as a Vice President in equity research at Merrill Lynch in New York, and also worked as an equity analyst at Morgan Stanley. Mr. McKinney received his BA in Economics from Dartmouth College in 1996 and his MBA from the Wharton School of Business in 2003.

Lee Munder. R. Todd Vingers manages the portion of the Portfolio advised by Lee Munder. Mr. Vingers joined Lee Munder in June 2002 as a small cap value portfolio manager. Mr.Vingers has over 17 years of investment experience and most recently served as vice president and senior portfolio manager for American Century Investments. Prior to joining American Century Investments, Mr. Vingers was a valuation analyst for the Hawthorne Company. Mr. Vingers earned a B.A. from the University of St. Thomas and an M.B.A. from the University of Chicago Graduate School of Business. Mr. Vingers is a member of the Institute of Chartered Financial Analysts and the Association for Investment Management and Research (AIMR).

JP Morgan. The portfolio managers responsible for day-to-day management of the portion of the Portfolio managed by JP Morgan are Christopher T. Blum and Dennis S. Ruhl.

Christopher T. Blum, managing director, is the CIO of the U.S. Behavioral Finance Group. An employee since 2001, Chris is responsible for the Intrepid and Behavioral Small Cap strategies. Chris rejoined the firm in 2001 where he acted as a portfolio manager and headed the U.S. Behavioral Finance Small Cap Equity Group. Before rejoining the firm in 2001, Chris spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that,

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he spent over three years in the U.S. Structured Equity Group at J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. Christopher earned his B.B.A. in finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.

Dennis S. Ruhl, vice president, is the head of the U.S. Behavioral Finance Small Cap Equity Group. A member of the team since 2001, Dennis also acts as a portfolio manager and leads the group's quantitative research effort. An employee since 1999, Dennis previously worked on quantitative equity research (focusing on trading) as well as business development. Dennis holds dual bachelor's degrees in mathematics and computer science and a master's degree in computer science, all from MIT. Dennis is the former New York and National Chair of the Board of Minds Matter, a non-profit mentoring organization. He is also a board member of the MIT Club of New York and Regional Vice Chair of the MIT Educational Council. Dennis is a CFA charterholder.

Vaughan Nelson. Chris D. Wallis, CFA, and Scott J. Weber, CFA manage the portion of the Portfolio advised by Vaughan Nelson. Mr. Wallis is a Senior Portfolio Manager and has 15 years investment management, financial analysis and accounting experience. Prior to joining Vaughan Nelson in 1999, Mr. Wallis was an Associate at Simmons Company International. He graduated with a B.B.A. from Baylor University and M.B.A. from Harvard Business School. Mr. Weber, Portfolio Manager, has 10 years of investment management and financial analysis experience. Prior to joining Vaughan Nelson in 2003, Mr. Weber was a Vice President-Investment Banking with RBC Capital Markets. He graduated with a B.S. from the University of the South and M.B.A. from Tulane University-A.B. Freeman School of Business.

International Equity Portfolio

LSV Asset Management. Josef Lakonishok , Menno Vermuelen, CFA and Puneet Mansharamani, CFA co-manage the portion of the Portfolio advised by LSV. Mr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign. Mr. Vermuelen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment experience. Prior to joining LSV, Mr. Vermuelen served as a portfolio manager for ABP Investments. Mr. Mansharamani is a Partner and Portfolio Manager of LSV since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation.

Thornburg Investment Management. William V. Fries, CFA, Wendy Trevisani, and Lei Wang, CFA, all Managing Directors of Thornburg, are the portfolio managers for the portion of the Portfolio advised by Thornburg. Mr. Fries serves as the lead portfolio manager for the segment of the Portfolio advised by Thornburg. Before joining

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Thornburg in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company. Before joining Thornburg in March 1999, Ms. Trevisani served as an institutional sales representative for Salomon Smith Barney in New York City and London. Ms. Trevisani holds an MBA degree with a concentration in Finance from Columbia University, and a BA in International Relations from Bucknell University. Mr. Wang joined Thornburg in 2004 as an Associate Portfolio Manager. Prior to joining Thornburg, Mr. Wang served as a research analyst at Enso Capital Management LLC in New York City. He has also worked as a Financial Associate at Deutsche Bank in both London and New York City. Previously, Mr. Wang was an Analyst with The People's Bank of China (China's central bank) in Shanghai, China. He completed his BA and MA at East China Normal University and received his MBA in Finance from New York University. He has earned the right to use the CFA designation and is a member of the CFA Institute and Security Analyst Society of New York.

International Bond Portfolio, Total Return Bond Portfolio and Intermediate-Term Bond Portfolio

PIMCO. Chris Dialynas is responsible for the day-to-day management of the Total Return Bond Portfolio's assets. Sudi Mariappa is responsible for the day-to-day management of the International Bond Portfolio's assets. Paul McCulley is responsible for the day-to-day management of the Intermediate-Term Bond Portfolio's assets.

Mr. Dialynas, Managing Director, Portfolio Manager, and senior member of PIMCO's Investment Strategy Group, joined PIMCO in 1980. He has twenty-five years of investment experience and holds a bachelor's degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business.

Sudi Mariappa, Managing Director, Portfolio Manager, and Head of Global Portfolio Management, has responsibility for overseeing PIMCO's global portfolio management efforts. Prior to joining PIMCO in 2000, he served as managing director for Merrill Lynch in Tokyo as manager of JGB and Swap Derivative Trading. Mr. Mariappa's prior experience included positions at Sumitomo Finance International PLC, Long Term Capital Management, and Salomon Brothers in San Francisco and Tokyo, where he was Director of Fixed Income Arbitrage. He holds both a bachelor's degree in chemical engineering and an MBA from Cornell University.

Paul McCulley, Managing Director, generalist portfolio manager, member of the investment committee and head of PIMCO's Short-Term Desk, joined PIMCO in 1999, previously serving as Chief Economist for the Americas for UBS Warburg. He has twenty-two years of investment experience and holds a bachelor's degree from Grinnell College and an MBA from Columbia University Graduate School of Business.

Mortgage Backed Securities Portfolio and U.S. Government Money Market Portfolio

Wellington Management. Michael F. Garrett, a Vice President and fixed income Portfolio Manager of Wellington Management, manages the Mortgage Backed

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Securities Portfolio. Mr. Garrett joined Wellington Management as an investment professional in 1999. Timothy E. Smith, a Senior Vice President and fixed income Portfolio Manager of Wellington Management, manages the U.S. Government Money Market Portfolio. Mr. Smith joined Wellington Management as an investment professional in 1992.

The table below identifies the dates on which each of the Portfolio's Portfolio Managers commenced serving as a Portfolio Manager for each Portfolio:

Portfolio Manager Starting Service Dates
Subadviser	Portfolio Manager	Service Date
Marsico (Large Cap Growth Portfolio)	Thomas F. Marsico	June 2005

GSAM (Large Cap Growth Portfolio)	Melissa R. Brown, CFA	June 2005
	Robert C. Jones, CFA	April 2006
	Andrew W. Alford	December 2007
	Mark Carhart	December 2007

JP Morgan (Large Cap Value Portfolio)	Raffaele Zingone	April 2002
	Terance Chen	February 2005

JP Morgan (Small Cap Value Portfolio)	Christopher T. Blum	July 2005
	Dennis S. Ruhl	July 2005

Hotchkis and Wiley (Large Cap Value Portfolio)	Sheldon Lieberman	August 2000
	George Davis	April 2006
	Patricia McKenna	April 2006
	Stan Majcher	April 2006
	David Green	February 2007

NFJ (Large Cap Value Portfolio)	Ben Fischer, CFA	December 2005
	Chris Najork, CFA	December 2005
	Paul Magnuson	December 2005
	Jeffrey S. Partenheimer	April 2007

NFJ (Small Cap Value Portfolio)	Ben Fischer, CFA	February 2005
	Paul Magnuson	October 2003
	Chris Najork, CFA	November 2006
	R. Burns McKinney	November 2006

Transamerica (Small Cap Growth Portfolio)	Gregory S. Weirick	July 2003
	Joshua D. Shaskan, CFA	July 2003

72	The TARGET Portfolio Trust

	Jeffrey J. Hoo, CFA	July 2003
	John J. Huber, CFA	July 2003

RS Investments (Small Cap Growth Portfolio)	Bill Wolfenden	October 2003
	D. Scott Tracy	January 2007

EARNEST Partners (Small Cap Value Portfolio)	Paul E. Viera, Jr.	December 2001

Lee Munder (Small Cap Value Portfolio)	R. Todd Vingers	July 2005

Vaughan Nelson (Small Cap Value Portfolio)	Chris D. Wallis, CFA	November 2005
	Scott J. Weber, CFA	November 2005

LSV Asset Management (International Equity Portfolio)	Josef Lakonishok	April 2005
	Menno Vermuelen, CFA	April 2005
	Puneet Mansharamani, CFA	January 2006

Thornburg Investment Management (International Equity Portfolio)	William V. Fries, CFA	April 2005
	Wendy Trevisani	April 2005
	Lei Wang, CFA	September 2006

PIMCO (International Bond Portfolio)	Sudi Mariappa	October 2004
PIMCO (Total Return Bond Portfolio)	Chris Dialynas	August 2000
PIMCO (Intermediate-Term Bond Portfolio)	Paul McCulley	November 2003

Wellington Management (Mortgage Backed Portfolio)	Michael F. Garrett	November 2000
Wellington Management (U.S. Government Money Market Portfolio)	Timothy E. Smith	January 1997

Additional Information about the portfolio managers, their compensation, other accounts that they manage and ownership of securities in the Portfolios may be found in the SAI.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Trust's shares under a Distribution Agreement with the Trust. The Trust also has a Distribution and Service Plan (the Plan) under Rule 12b-1 of the Investment Company Act of 1940 with respect to each Portfolio's Class R shares. Under the Plan and the Distribution Agreement, PIMS pays the expenses of distributing a Portfolio's Class R

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shares and provides certain shareholder support services. The Trust pays distribution and other fees to PIMS as compensation for its services for the Class R shares. These fees—known as 12b-1 fees— are shown in the "Fees and Expenses" tables. Because these fees are paid from a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Trust's policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is described in the Statement of Additional Information and on the Trust's website at www.prudential.com.

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PORTFOLIO DISTRIBUTIONS AND TAX ISSUES

DISTRIBUTIONS

Each Portfolio distributes dividends of any net investment income to shareholders on a regular basis as shown below.

Portfolio	Dividends
Total Return Bond Intermediate Term Bond Mortgage Backed Securities U.S. Government Money Market	Declared daily, paid monthly
Large Cap Growth Large Cap Value Small Cap Growth Small Cap Value International Equity International Bond	Declared and paid annually

TAX ISSUES

Form 1099
Every year, you will receive a Form 1099, which reports the amount of taxable dividends and long-term capital gains we distributed to you during the prior year unless you own shares of each Portfolio as part of a qualified or tax-deferred plan or account. If you do own shares of a Portfolio as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Portfolio distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

Withholding Taxes

If federal tax law requires you to provide a Portfolio with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds.

Taxation of Foreign Shareholders

For a discussion regarding the taxation of foreign shareholders, please see the SAI.

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If You Purchase Just Before Record Date

If you buy shares of a Portfolio just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of a Portfolio decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of a Portfolio also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of a Portfolio for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. For individuals, the maximum capital gains tax rate is generally 15%, if the gain is recognized in a taxable year beginning before January 1, 2011 (20% for taxable years beginning after that date), for shares held for more than one year.

If you sell shares of a Porfolio for a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of noncorporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

76	The TARGET Portfolio Trust

Any gain or loss you may have from selling or exchanging Portfolio shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell - or exchange - Portfolio shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

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HOW TO BUY, SELL AND EXCHANGE SHARES OF THE TRUST

INTRODUCTION

Class T shares of the Portfolios may be purchased by participants in the TARGET Program, which is offered on a limited basis through Pruco Securities Corporation (Prusec) to existing participants in the TARGET Program. Class T shares of the Portfolios are also offered to certain investors who do not participate in the TARGET Program. These investors include banks, trust companies, group retirement plans and certain investment advisory services and fee-based programs, including certain fee-based programs sponsored by Wachovia Securities LLC and its affiliates for which the Portfolios are available investment options.

Participants in these programs would not have to pay the TARGET Program fee, but may have to pay different fees charged by their broker-dealer or financial adviser, in addition to their proportionate share of the expenses of the Portfolios in which they invest.

The TARGET Program is an investment advisory service that provides each participant with recommendations on how to allocate the participant's assets among the Portfolios. Your financial adviser will identify your investment objectives, preferences and risk tolerance by evaluating your responses to a Questionnaire. Your financial adviser will help you to complete this Questionnaire.

The Program then uses an investment profile matrix and an asset allocation methodology developed by Ibbotson Associates, Inc., an independent investment consulting firm, to translate the investment needs, preferences and attitudes expressed in your Questionnaire into a recommended allocation of your assets among the Portfolios, and your financial adviser then will provide you with a written Evaluation that sets forth the recommendation. Under the TARGET Program, the Evaluation provides recommendations, but the Program does not have the authority to make investment decisions for any participant. You must make your own investment decisions and you may implement or disregard any of the Program's asset allocation recommendations. After you make your investment decision, you may choose to have your investments in the Portfolios automatically rebalanced (on a quarterly or annual basis) to maintain your chosen allocation among the Portfolios.

TARGET Program Fees. A Program sponsor receives a quarterly fee for the services it provides to TARGET Program investors. These fees are paid by the investor and are in addition to the ongoing expenses of the Portfolios. Financial advisers receive a portion of the TARGET Program fees. The quarterly TARGET Program fee is calculated as a percentage of a participant's investment in the Portfolios.

Currently, the maximum annual TARGET Program fee, as a percentage of a participant's average daily net assets invested in the Portfolios, is 1.50%.

78	The TARGET Portfolio Trust

The maximum TARGET Program fees may be changed upon notice to you. You may negotiate lower fees if your investment exceeds $100,000. Fiduciary accounts with a common trustee may be added together to determine whether the TARGET Program fee is negotiable provided that the aggregate investment of such accounts in the TARGET Program is at least $250,000. The Program sponsor will consider the size of your TARGET account and your other accounts with the sponsor in deciding whether to lower your fee. Before you open a TARGET Program account, you must notify the sponsor of any factors that may make you eligible for a reduction of the TARGET Program fee.

You can choose to have the quarterly TARGET Program fee automatically deducted from your account or billed to you quarterly. Either way, the TARGET Program fee is shown in your monthly statement. The initial fee is based on the value of your initial investment in the Portfolios. The initial fee covers the period from your initial purchase through the last day of the calendar quarter and is prorated accordingly. After you pay the initial fee, the quarterly TARGET Program fee covers the calendar quarter during which you pay the fee and is based on your current allocations as measured as of the last day of the previous quarter. If you choose to be billed, you must pay the initial fee by check within 45 calendar days after your initial purchase.

If you choose to have the TARGET Program fee automatically deducted from your account, the fee will be deducted on the sixth business day of each calendar quarter. If you don't have sufficient liquid assets (e.g., cash or non-TARGET money market fund shares) in your account to pay the fee, the Program sponsor will automatically redeem an appropriate number of shares of the Portfolios you own to cover the fee. If you are a non-Plan investor (i.e., invested in the TARGET Program other than through an individual retirement account or employee benefit plan ("collectively, "Plans"), the Program sponsor would redeem shares of the Portfolio in which you have the largest investment to cover the shortfall. If you invest through a Plan, the Program sponsor would redeem shares on a pro rata basis from all Portfolios in which you invest to cover the shortfall.

If you choose to be billed for the TARGET Program fee, you must pay the fee by check. If you do not pay the fee when it is due, the Program sponsor will automatically deduct the fee from your account. If you don't have sufficient liquid assets to cover the fee, the Program sponsor will automatically redeem an appropriate number of shares of the Portfolios you own to cover the shortfall as described in the preceding paragraph

You may also choose to pay the TARGET Program fee through automatic redemptions of your shares in the Portfolios. You may instruct the Program sponsor to automatically redeem shares of a particular Portfolio, from the Portfolio in which you have the largest investment, or shares from all Portfolios in which you invest on a pro rata basis. The automatic redemption will be effected on or about the sixth business day of each calendar quarter.

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Class R shares of the Portfolios are not part of the TARGET Program. Class R shares are available only to a limited group of investors. See "Qualifying for Class R shares". If Prudential Retirement is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions regarding how to purchase Class R shares. Investors in SmartSolution IRA accounts through Prudential's Personal Retirement Services unit can call 888-244-6237 with any questions regarding how to purchase Class R shares. Otherwise, investors in group retirement plans or IRAs should contact their broker-dealer, financial intermediary or financial adviser with any questions regarding how to purchase Class R shares. Participants in these programs would not have to pay the TARGET Program fee, but may have to pay different fees charged by their broker-dealer, financial intermediary or financial adviser, in addition to their proportionate share of the expenses of the Portfolio(s) in which they invest.

HOW TO BUY SHARES

Opening an Account: Class T Shares

To purchase Class T shares of the Portfolios through the TARGET Program, you must have a securities account with a Program sponsor. You must pay for Portfolio shares by check made payable to the Program sponsor or to a broker or affiliate that clears securities transactions through the Program sponsor on a fully disclosed basis. If you already have an account with the Program sponsor, you can pay for Portfolio shares by using free credit cash balances in your account or through the sale of non-TARGET money market fund shares held in your account.

Minimum Investment Requirements. The minimum initial investment for Plan accounts is $10,000. The minimum initial investment for non-Plan accounts is $25,000.

The minimum initial investment is reduced to $10,000 for these non-Plan investors:

  Custodial accounts established under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act

  Trustees of the Trust (except that the minimum initial investment requirement is waived entirely for Trustees who are paid under a deferred fee agreement with the Trust)

Fiduciary accounts that have a common trustee may be added together for purposes of meeting the initial minimum investment requirement, as long as the aggregate investment of these accounts in the TARGET Program is at least $250,000. The minimum investment requirement may also be reduced or waived for certain start-up Plans that have been in existence for less than one year and for certain transfers from asset allocation programs involving other mutual funds. The Program sponsor, in its discretion, may also reduce the minimum initial investment requirement for any account. Before you invest in the Portfolios, you must notify the Program sponsor of any factors that may make you eligible for a waiver of the minimum investment requirements.

With certain limited exceptions, Class T shares of the Portfolios are available only to
U.S. citizens or residents.

80	The TARGET Portfolio Trust

Opening an Account: Class R Shares

Class R shares are available only to a limited group of investors. If Prudential Retirement is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions regarding how to purchase shares. Investors in SmartSolution IRA accounts through Prudential's Personal Retirement Services unit can call 888-244-6237 with any questions regarding how to purchase shares. Otherwise, investors in group retirement plans or IRAs should contact their broker-dealer, financial intermediary or financial adviser with any questions regarding how to purchase Class R shares.

Participants in these programs would not have to pay the TARGET Program fee, but may have to pay different fees charged by their broker-dealer, financial intermediary or financial adviser, in addition to their proportionate share of the expenses of the Portfolio(s) in which they invest. In order to buy Class R shares of a Portfolio, simply follow the steps described below.

To purchase Class R shares of a Portfolio, you must have a securities account with a broker-dealer, financial intermediary or financial adviser that is permitted to buy or sell the Class R shares of a Portfolio. You must pay for Class R shares of a Portfolio by check made payable to the broker-dealer, financial intermediary or financial adviser or affiliate that clears securities transactions through such party on a fully disclosed basis. If you already have an account with a broker-dealer, financial intermediary or financial adviser that is permitted to buy or sell the Class R shares of a Portfolio, you can pay for the Class R shares of a Portfolio by using free credit cash balances in your account or through the sale of non-TARGET money market fund shares held in your account.

With certain limited exceptions, Class R shares of each Portfolio are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Qualifying for Class R Shares

Class R shares are offered for sale to (i) certain group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft Hartley multi-employer pension plans, SEP IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, other defined contribution plans and (ii) IRAs that are held on the books of a Portfolio through omnibus level accounts, including The SmartSolution IRA offered by Prudential Retirement. The availability of Class R shares for group retirement plans or IRAs will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Investors in SmartSolution IRA accounts through Prudential's Personal Retirement Services unit can call 888-244-6237 with any questions regarding how to purchase

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shares. Otherwise, investors in group retirement plans or IRAs should contact their financial intermediary with any questions regarding availability of Class R shares.

How Financial Services Firms are Compensated for Selling Target Mutual Funds

Target Mutual Funds are distributed by Prudential Investment Management Services LLC ("Distributor"), a broker-dealer that is licensed to sell securities. The Distributor generally does not sell shares of the Funds directly to the public, but instead markets and sells Target Mutual Funds through other broker-dealers, 401(k) providers, retirement plan administrators, and other financial intermediaries. For ease of reference, we refer to all financial intermediaries collectively as "financial services firms." Each Target Mutual Fund is managed by PI ("Manager").

Only persons licensed with the Financial Industry Regulatory Authority ("FINRA") (formerly, the NASD), as a registered representative (often referred to as a broker or financial advisor) and associated with a specific broker-dealer (financial services firm), may sell a Target Mutual Fund to you, or to a retirement plan in which you participate.

12b-1 Fees & Sales Charges. The Distributor has agreements in place with each financial services firm defining how much each firm will be paid for the sale of a particular Target Mutual Fund from front-end sales charges, if any, paid by Fund shareholders and from fees paid to the Distributor by the Fund pursuant to Rule 12b-1 . These financial services firms then pay their registered representative who sold you the Target Mutual Fund some or all of what they received from the Distributor. The registered representatives may receive a payment when the sale is made and can, in some cases, continue to receive on-going payments while you are invested in the Target Mutual Fund.

"Revenue Sharing" Payments. In addition to the compensation received by financial services firms as described above, the Manager, Distributor, or their affiliates may make additional payments (which are often referred to as "revenue sharing" payments) to the financial services firms from the Manager's, Distributor's, or affiliates' own resources, including from the profits derived from management or other fees received from the Fund, without additional direct or indirect cost to the Fund or its shareholders. Revenue sharing payments are in addition to the front-end sales charges paid by shareholders or fees paid pursuant to Rule 12b-1. The Manager, Distributor, or their affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms in the future.

Revenue sharing arrangements are intended to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Fund generally expects to receive the opportunity for the Fund to be sold through financial services firms' sales force or access to third-party platforms or other marketing programs, including but not limited to mutual fund "supermarket" platforms or other sales programs. To the extent that financial services firms receiving revenue sharing

82	The TARGET Portfolio Trust

payments sell more shares of the Fund, the Manager and Distributor benefit from the increase in Fund assets as a result of the management and distribution fees they receive from the Fund, respectively. Increased sales of Fund shares also may benefit shareholders, since an increase in Fund assets may allow the Fund to expand its investment opportunities, and increased Fund assets may result in reduced Fund operating expenses.

Revenue sharing payments, as well as the other types of payments described above, may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers.

If your Fund shares are purchased through a retirement plan, the Manager, Distributor or their affiliates may also make revenue sharing payments to the plan's record keeper or an affiliate, which generally is not a registered broker-dealer. Rule 12b-1 fees and sales charges may only be paid to a registered broker-dealer.

It is likely that financial services firms that execute portfolio transactions for the Fund will include those firms with which the Manager, Distributor and/or their affiliates have entered into revenue sharing arrangements. Neither the Manager nor any subadviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Manager, Distributor and their affiliates will not use Fund brokerage to pay for their obligation to provide revenue sharing payments to financial services firms.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Payments may also be based on other criteria or factors, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The Manager, Distributor and/or their affiliates makes such payments to financial services firms in amounts that generally range from .02% up to .20% of Fund assets serviced and maintained by a firm or .10% to .25% of sales of Fund shares attributable to the firm. In addition, the Manager, Distributor and/or their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Funds on a firm's systems, participation or attendance at a firm's meeting, or for other reasons. These amounts are subject to change. In addition, the costs associated with visiting the financial services firms to make presentations, and/or train and educate the personnel of the financial services firms may be paid by the Manager, Distributor and/or their affiliates, subject to applicable FINRA regulations.

Please contact the registered representative (or his or her firm) who sold the Fund to you for details about any payments the financial services firm may receive from the Manager, Distributor and/or their affiliates. You should review your financial services

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firm's disclosure and/or talk to your financial services firm to obtain more information on how this compensation may have influenced your financial services firm's recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the Fund's Statement of Additional Information, which is available to you at no additional charge.

Other Payments Received by Financial Services Firms
Administrative, Sub-Accounting and Networking Fees. In addition to, rather than in lieu of, the fees that the Fund may pay to financial services firms as described above, and the fees the Fund pays to its transfer agent, the Fund's transfer agent or its affiliates may enter into additional agreements on behalf of the Fund with financial services firms pursuant to which the Fund will pay financial services firms for certain administrative, sub-accounting, and networking services. These services include maintenance of shareholder accounts by the firms, such as record-keeping and other activities that otherwise would be performed by the Fund's transfer agent. Sub-accounting services encompass activities that reduce the burden of record-keeping to the Fund. Administrative fees are paid to a firm that undertakes, for example, shareholder communications on behalf of a Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation.

These payments, as discussed above, are paid out of Fund assets and generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial services firm or (2) a fixed dollar amount for each account serviced by a financial services firm. From time to time, the Manager, Distributor, or their affiliates also may pay a portion of the fees for the services to the financial services firms at their own expense and out of their own resources.

Anti-Money Laundering
In accordance with federal law, the Fund has adopted policies designed to deter money laundering. Under the policies, the Fund shall not knowingly engage in financial transactions that involve proceeds from unlawful activity or support terrorist activities, and shall file government reports, including those concerning suspicious activities, as required by applicable law. The Fund has also appointed an Anti-Money Laundering Compliance Officer to oversee the Fund's anti-money laundering policies.

Understanding the Price You'll Pay

The price you pay for each share of a Portfolio is based on the share value. The share value of a mutual fund - known as the net asset value or NAV- is determined by a simple calculation: it's the total value of the Portfolio (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund - or the NAV - is $10 ($1,000 divided by 100).

84	The TARGET Portfolio Trust

All Portfolios other than the U.S. Government Money Market Portfolio (the Non-Money Market Portfolios). The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board.

With respect to any portion of the Fund's assets that are invested in one or more open-end investment companies, the Fund's net asset value will be calculated based upon the net asset value of the investment company in which the Fund invests.

The Fund may also use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price.

For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for the Fund's securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for

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the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the NAV of the Fund on days when we have not received any orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.

U.S. Government Money Market Portfolio. When you invest in a mutual fund, you buy shares of the mutual fund. Shares of a money market mutual fund, like the Portfolio, are priced differently than shares of common stock and other securities.

The price you pay for each share of the Portfolio is based on the share value. The share value of a mutual fund - known as the net asset value or NAV - is determined by a simple calculation: it's the total value of the fund (assets minus liabilities) divided by the total number of shares outstanding. In determining NAV, the Portfolio values its securities using the amortized cost method. The Portfolio seeks to maintain an NAV of $1 per share at all times. Your broker may charge you a separate or additional fee for purchases of shares.

We determine the NAV of our shares once each business day at the close of regular trading on the New York Stock Exchange (NYSE) usually 4:00p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We may not determine the Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of most mutual funds, which allows investors to check the prices of mutual funds daily.

What Price Will You Pay for Shares of the Portfolios? You will pay the NAV next determined after we receive your order to purchase. Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

Additional Shareholder Services

As a Class T or Class R shareholder of a Portfolio, you can take advantage of the following services and privileges:

Automatic Reinvestment of Dividends and/or Distributions.For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of each of the Funds at net asset value per share on the payment date,

86	The TARGET Portfolio Trust

unless the Directors determine otherwise. An investor may direct the TARGET Program sponsor in writing not less than five full business days prior to the payment date to have subsequent dividends and/or distributions paid in cash rather than reinvested. However, dividends of less than $10.00 will not be paid out in cash but will be automatically reinvested into your account. Shareholders investing through Plan accounts cannot elect to receive dividends and distributions in cash. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such distribution at net asset value by returning the check or the proceeds to the TARGET Program sponsor within 30 days after the payment date. Such reinvestment will be made at the net asset value per share next determined after receipt of the check or proceeds by the TARGET Program sponsor.

Prudentail Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks.

As a Class R shareholder of a Portfolio, you also can take advantage of the following services and privileges:

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

All shareholders of the Trust can take advantage of the following services and privileges:

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Portfolios. To reduce expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us otherwise.

HOW TO SELL YOUR SHARES

You can sell your shares of the Trust for cash (in the form of a check) at any time, subject to certain restrictions, by contacting your financial adviser or Prusec registered representative.

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When you sell shares of a Portfolio - also known as redeeming your shares - the price you will receive will be the NAV next determined after the Program sponsor, Transfer Agent, Distributor or your broker (as applicable) receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m., New York time, to process the sale on that day. In the event that trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE.

Generally, we will pay you for the shares that you sell within seven days after the Program sponsor receives your sell order. If you are selling shares you recently purchased with a check, we may delay sending you the sale proceeds until your check clears, which can take up to 7 days from the purchase date.

Restrictions on Sales

There are certain times when you may not be able to sell shares of the Portfolios, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen only during unusual market conditions or emergencies when a Portfolio can't determine the value of its assets or sell its holdings. For more information, see the SAI.

Small Accounts

If you make a sale that reduces your TARGET Program account to less than $10,000, the Trust may sell the rest of your shares and close your account. If your shares are worth more than what you paid for them, this may cause you to have a capital gain. See "Portfolio Distributions and Tax Issues - If You Sell or Exchange Your Shares." We will give you 30 days' notice, during which time you can purchase additional shares to avoid this action.

If you make a sale that reduces your non-TARGET Program account value to less than $500, we may sell the rest of your shares and close your account. We could do this to minimize the Portfolios' expenses paid by other shareholders. We wil give you 60 days' notice, during which time you can purchase additional shares to avoid this actions.

Involuntary sales do not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

Redemption in Kind

If the sales of Portfolio shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Portfolio's net assets, we can then give you securities from the Portfolio's portfolio instead of cash. If you want to sell the securities you received for cash, you would have to pay the costs charged by a broker.

88	The TARGET Portfolio Trust

HOW TO EXCHANGE YOUR SHARES

If you own Class T shares of a Portfolio through the TARGET Program, you can exchange your Class T shares in a Portfolio for Class T shares in another Portfolio of the Trust without payment of any exchange fee, but you may not exchange your Class T shares of the Portfolios for shares of other mutual funds sponsored by Prudential. If you own Class T Portfolio shares through a program other than the TARGET Program (such as a wrap program that offers additional mutual funds), you also may be able to buy or sell Portfolio shares through the program you have chosen. Class R shares of a Portfolio may be exchanged without payment of any exchange fee for Class R shares of another Portfolio, a JennisonDryden Fund at their respective net asset value. If you wish to use the exchange privilege, contact your registered representative. We may change the terms of the exchange privilege after giving you 60 days' notice.

Remember, as we explained in the section entitled "Portfolio Distributions and Tax Issues - If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchange shares see the SAI.

Frequent Purchases and Redemptions of Fund Shares

The Portfolios seeks to prevent patterns of frequent purchases and redemptions of Portfolio shares by its shareholders. Frequent purchases and sales of shares of a Portfolio may adversely affect Portfolio performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, a Portfolio may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so a Portfolio's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, if a Portfolio is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Portfolio shares held by other shareholders. Portfolios that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit portfolio share prices that may be based on closing prices of foreign securities established some time before the portfolio calculates its own share price. Portfolios that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

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The Board of Directors has adopted policies and procedures designed to discourage or prevent frequent trading activities by shareholders. In an effort to prevent such practices, the Trust's Transfer Agent monitors trading activity on a daily basis. The Trust has implemented a trading policy that limits the number of times a shareholder may purchase Portfolio shares or exchange into a Portfolio and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Trust's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Portfolio shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of a Portfolio within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted.

The Trust reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Portfolios by a shareholder who has violated this policy. Moreover, the Trust may direct a broker-dealer or other intermediary to block a shareholder account from future trading in a Portfolios. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Trust is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If the Trust is offered to qualified plans on an omnibus basis or if Trust shares may be purchased through other omnibus arrangements such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan ("Intermediaries") that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Trust only aggregate orders combining the transactions of many beneficial owners. The Trust itself generally cannot monitor trading by particular beneficial owners. The Trust communicates to Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Trust through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from

90	The TARGET Portfolio Trust

accessing the Trust. If necessary, the Trust may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Trust to prevent such trading, there is no guarantee that the Trust, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Trust does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

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FINANCIAL HIGHLIGHTS

INTRODUCTION

The financial highlights will help you evaluate each Portfolio's financial performance for the past five fiscal years. The total return in each chart represents the rate that a shareholder would have earned on an investment in that particular Portfolio, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

A copy of the Trust's annual report, along with the Trust's audited financial statements and report of independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this Prospectus.

For the fiscal period ended October 31, 2007 and the fiscal years ended December 31, 2006, 2005 and 2004, the financial highlights were derived from the financial statements audited by KPMG LLP, independent registered public accounting firm, whose reports on those financial statements were unqualified. The financial highlights for the periods presented through December 31, 2003 were audited by other independent registered public accounting firms whose reports were unqualified.

92	The TARGET Portfolio Trust

LARGE CAP GROWTH PORTFOLIO

Class T Shares (Ten months ended 10/31/07 and fiscal years ended 12/31/02-06)

Per Share Operating Performance	2007(e)(f)	2006	2005	2004	2003	2002
Net asset value, beginning of year	$15.33	$14.60	$15.90	$15.39	$11.03	$16.15
Income (loss) from investment operations:
Net investment income (loss)	.04	.08	.03	.07	(.01)	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.32	1.18	1.06	.51	4.37	(5.11)
Total from investment operations	2.36	1.26	1.09	.58	4.36	(5.12)
Less dividends and distributions:
Dividends from net investment income	-(d)	(.09)	(.02)	(.07)	-	-
Distributions from net realized gains	(.14)	(.44)	(2.37)	-	-	-
Total dividends and distributions	(.14)	(.53)	(2.39)	(.07)	-	-
Net asset value, end of year	$17.55	$15.33	$14.60	$15.90	$15.39	$11.03
Total return(a)	15.41%	8.67%	6.74%	3.78%	39.53%	(31.70)%

Ratios/Supplemental Data	2007	2006	2005	2004	2003	2002
Net assets, end of year (000)	$313,718	$301,566	$307,835	$343,760	$348,385	$243,748
Average net assets (000)	$303,340	$299,597	$310,710	$345,413	$290,985	$297,189
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.68%(b)	.75%	.76%	.77%	.84%	.81%
Expenses, excluding distribution and service (12b-1) fees	.68%(b)	.75%	.76%	.77%	.84%	.81%
Net investment income (loss)	.29%(b)	.51%	.18%	.45%	(.09)%	(.11)%
Portfolio turnover rate	81%(c)	69%	246%	76%	49%	66%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)Annualized.
(c)Not annualized.
(d)Less than $.005 per share.
(e)Calculated based upon average shares outstanding during the period.
(f)For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.

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Class R Shares (Ten months ended 10/31/07 and period from 8/22/06 - 12/31/06)

Per Share Operating Performance	2007(f)(g)	2006(b)
Net asset value, beginning of period	$15.31	$14.32
Income (loss) from investment operations:
Net investment income	(.02)	.03
Net realized and unrealized gain on investment transactions	2.31	1.30
Total from investment operations	2.29	1.33
Less dividends and distributions
Dividends from net investment income	-	(.05)
Distributions from net realized gains	(.14)	(.29)
Total dividends and distributions	(.14)	(.34)
Net asset value, end of period	$17.46	$15.31
Total return(a)	14.95%	9.34%
Ratios/Supplemental Data
Net assets, end of period (000)	$31,982	$2,216
Average net assets (000)	$14,059	$429
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(e)	1.18%(c)	1.25%(c)
Expenses, excluding distribution and service (12b-1) fees	.68%(c)	.75%(c)
Net investment income	(.14)%(c)	.28%(c)
Portfolio turnover rate	81%(d)	69%(d)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b) Commencement of operations.
(c) Annualized.
(d) Not annualized.
(e) The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(f)Calculated based upon average shares outstanding during the period.
(g)For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.

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LARGE CAP VALUE PORTFOLIO

Class T Shares (Ten months ended 10/31/07(f) and fiscal years ended 12/31/02-06)

Per Share Operating Performance	2007(e)	2006(e)	2005	2004	2003	2002
Net asset value, beginning of period	$15.60	$15.11	$16.59	$14.13	$10.49	$12.45
Income (loss) from investment operations:
Net investment income	.22	.28	.25	.21	.17	.18
Net realized and unrealized gain (loss) on investments	.67	2.45	.80	2.45	3.64	(1.85)
Total from investment operations	.89	2.73	1.05	2.66	3.81	(1.67)
Less dividends and distributions:
Dividends from net investment income	-(d)	(.29)	(.25)	(.20)	(.17)	(.17)
Distributions from net realized gains	(.18)	(1.95)	(2.28)	-	-	(.12)
Total dividens and distributions	(.18)	(2.24)	(2.53)	(.20)	(.17)	(.29)
Net asset value, end of period	$16.31	$15.60	$15.11	$16.59	$14.13	$10.49
Total return(a)	5.70%	19.34%	6.50%	18.87%	36.38%	(13.57)%

Ratios/Supplemental Data	2007	2006	2005	2004	2003	2002
Net assets, end of period (000)	$372,900	$393,111	$362,253	$385,414	$316,131	$229,626
Average net assets (000)	$392,564	$371,251	$366,301	$346,319	$253,653	$253,096
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.69%(b)	.72%	.74%	.74%	.80%	.80%
Expenses, excluding distribution and service (12b-1) fees	.69%(b)	.72%	.74%	.74%	.80%	.80%
Net investment income	1.61%(b)	1.79%	1.48%	1.43%	1.50%	1.49%
Portfolio turnover rate	48%(c)	44%	90%	47%	56%	56%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b) Annualized.
(c) Not Annualized.
(d) Less than $0.005 per share.
(e) Calculated based upon average shares outstanding during the period.
(f) For the ten-month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.

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Class R Shares (Ten months ended 10/31/07(h) and period from 8/22/06(b) - 12/31/06)

Per Share Operating Performance	2007(g)	2006(g)
Net asset value, beginning of period	$15.60	$15.07
Income (loss) from investment operations:
Net investment income	.15	.08
Net realized and unrealized gain on investments	.67	1.48
Total from investment operations	.82	1.56
Less Dividends and distributions:
Dividends from net investment income	-(f)	(.24)
Dividends from net realized gains	(.18)	(.79)
Total dividends and distributions	(.18)	(1.03)
Net asset value, end of period	$16.24	$15.60
Total return(a)	5.24%	10.44%
Ratios/Supplemental Data
Net assets, end of period (000)	$30,958	$2,194
Average net assets (000)	$14,046	$445
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(e)	1.19%(c)	1.22%(c)
Expenses, excluding distribution and service (12b-1) fees	.69%(c)	.72%(c)
Net investment income	1.13%(c)	1.69%(c)
Portfolio turnover rate	48%(d)	44%(d)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(b) Commencement of operations.
(c) Annualized.
(d) Not annualized.
(e) The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(f) Less than $0.005 per share.
(g) Calculated based upon average shares outstanding during the period.
(h) For the ten-month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.

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SMALL CAP GROWTH PORTFOLIO

Class T Shares (Ten months ended 10/31/07 and fiscal years ended 12/31/02-06)

Per Share Operating Performance	2007 (d)(e)	2006	2005	2004	2003	2002
Net asset value, beginning of year	$12.14	$11.28	$10.79	$9.38	$7.05	$10.56
Income (loss) from investment operations:
Net investment loss	(.01)	(.05)	(.07)	(.06)	(.06)	(.06)
Net realized and unrealized gain (loss) on investment transactions	1.69	.91	.56	1.47	2.39	(3.45)
Total from investment operations	1.68	.86	.49	1.41	2.33	(3.51)
Net asset value, end of year	$13.82	$12.14	$11.28	$10.79	$9.38	$7.05
Total return(a)	13.84%	7.62%	4.54%	15.03%	33.05%	(33.24)%

Ratios/Supplemental Data	2007	2006	2005	2004	2003	2002
Net assets, end of year (000)	$137,630	$136,422	$143,366	$158,757	$140,251	$100,868
Average net assets (000)	$136,851	$140,489	$144,034	$146,717	$116,632	$122,299
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.78% (b)	.84%	.91%	.90%	1.03%	.99%
Expenses, excluding distribution and service (12b-1) fees	.78% (b)	.84%	.91%	.90%	1.03%	.99%
Net investment loss	(.07)% (b)	(.39)%	(.62)%	(.58)%	(.80)%	(.74)%
Portfolio turnover rate	87% (c)	96%	147%	107%	235%	153%

(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Annualized.
(c) Not Annualized.
(d) Calculated based upon average shares outstanding during the period.
(e) For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.

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Class R Shares (Ten months ended 10/31/07 and period from 8/22/06 - 12/31/06)

Per Share Operating Performance	2007 (g)(h)	2006
Net asset value, beginning of period	$12.12	$11.04
Income (loss) from investment operations
Net investment loss	(.06)	-(c)
Net realized and unrealized gain on investment transactions	1.67	1.08
Total from investment operations	1.61	1.08
Net asset value, end of period	$13.73	$12.12
Total return(a)	13.28%	9.78%
Ratios/Supplemental Data	2007	2006
Net assets, end of period (000)	$12,942	$898
Average net assets (000)	$5,725	$186
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees(f)	1.28%(d)	1.34%(d)
Expenses, excluding distribution and service (12b-1) fees	.78%(d)	.84%(d)
Net investment loss	(.56)%(d)	(.05)%(d)
Portfolio turnover rate	87%(e)	96%(e)

(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Commencement of operations.
(c) Less than $0.005 per share.
(d) Annualized.
(e) Not annualized.
(f) The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(g) Calculated based upon average shares outstanding during the period.
(h) For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.

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SMALL CAP VALUE PORTFOLIO

Class T Shares (Ten months ended 10/31/07 and fiscal years ended 12/31/02-06)

Per Share Operating Performance	2007(e)(f)	2006	2005	2004	2003	2002
Net asset value, beginning of year	$20.47	$18.98	$21.84	$18.78	$13.23	$17.54
Income (loss) from investment operations:
Net investment income	.25	.23	.18	.17	.03	.04
Net realized and unrealized gain (loss) on investment transactions	1.39	3.09	2.06	4.27	6.18	(1.41)
Total from investment operations	1.64	3.32	2.24	4.44	6.21	(1.37)
Less dividends and distributions:
Dividends from net investment income	-(d)	(.22)	(.16)	(.17)	(.03)	(.04)
Distributions from net realized gains	(.11)	(1.61)	(4.94)	(1.21)	(.63)	(2.90)
Total dividends and distributions	(.11)	(1.83)	(5.10)	(1.38)	(.66)	(2.94)
Net asset value, end of year	$22.00	$20.47	$18.98	$21.84	$18.78	$13.23
Total return(a)	8.04%	17.72%	10.10%	24.02%	47.10%	(8.48)%

Ratios/Supplemental Data	2007	2006	2005	2004	2003	2002
Net assets, end of year (000)	$411,690	$320,728	$259,115	$245,576	$205,989	$147,930
Average net assets (000)	$403,020	$290,505	$249,661	$218,487	$161,025	$167,945
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.73%(b)	.80%	.79%	.82%	.93%	.88%
Expenses, excluding distribution and service (12b-1) fees	.73%(b)	.80%	.79%	.82%	.93%	.88%
Net investment income	1.38%(b)	1.17%	.81%	.86%	.15%	.23%
Portfolio turnover rate	32%(c)	36%	118%	22%	89%	95%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)Annualized.
(c) Not annualized.
(d) Less than $.005 per share.
(e) Calulated based upon average shares outstanding during the period.
(f) For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective october 31, 2007.

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Class R Shares (Ten months ended 10/31/07 and period from 8/22/06 - 12/31/06)

Per Share Operating Performance	2007(g)(h)	2006(b)
Net asset value, beginning of period	$20.46	$20.05
Income (loss) from investment operations:
Net investment income	.13	.14
Net realized and unrealized gain on investments	1.42	1.74
Total from investment operations	1.55	1.88
Less dividends and distributions
Dividends from net investment income	-(f)	(.18)
Distributions from net realized gains	(.11)	(1.29)
Total dividends and distributions	(.11)	(1.47)
Net asset value, end of period	$21.90	$20.46
Total return(a)	7.55%	9.45%
Ratios/Supplemental Data
Net assets, end of year (000)	$15,112	$1,061
Average net assets (000)	$6,828	$217
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees(e)	1.23%(c)	1.30%(c)
Expenses, excluding distribution and service (12b-1) fees	.73%(c)	.80%(c)
Net investment income	.73%(c)	1.37%(c)
Portfolio turnover rate	32%(d)	36%(d)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b) Commencement of operations.
(c) Annualized.
(d) Not annualized.
(e) The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(f) Less than $.005 per share.
(g)Calculated based upon average shares outstanding during the period.
(h)For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.

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INTERNATIONAL EQUITY PORTFOLIO

Class T Shares (Ten months ended 10/31/07(f) and fiscal years ended 12/31/02 - 06)

Per Share Operating Performance	2007(e)	2006	2005	2004	2003	2002
Net asset value, beginning of period	$16.22	$13.99	$13.13	$11.53	$9.07	$10.10
Income (loss) from investment operations:
Net investment income	.39	.29	.22	.15	.16	.11
Net realized and unrealized gain (loss) on investments	3.70	3.68	1.59	1.59	2.43	(1.14)
Total from investment operations	4.09	3.97	1.81	1.74	2.59	(1.03)
Less dividends and distributions:
Dividends from net investment income	-	(.29)	(.28)	(.14)	(.13)	-(b)
Distributions from net realized gains	(.18)	(1.45)	(.67)	-	-	-
Total dividends and distributions	(.18)	(1.74)	(.95)	(.14)	(.13)	-(b)
Net asset value, end of period	$20.13	$16.22	$13.99	$13.13	$11.53	$9.07
Total return(a)	25.33%	29.02%	14.12%	15.23%	28.76%	(10.17)%

Ratios/Supplemental Data	2007	2006	2005	2004	2003	2002
Net assets, end of period (000)	$297,083	$268,314	$233,150	$230,300	$191,909	$140,392
Average net assets (000)	$277,744	$248,571	$221,543	$209,378	$153,435	$150,249
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.83%(c)	.93%	.99%	1.00%	1.07%	1.09%
Expenses, excluding distribution and service (12b-1) fees	.83%(c)	.93%	.99%	1.00%	1.07%	1.09%
Net investment income	2.61%(c)	1.73%	1.55%	1.27%	1.69%	1.17%
Portfolio turnover rate	37%(d)	41%	123%	59%	47%	55%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b) Less than $0.005 per share.
(c) Annualized.
(d) Not annualized.
(e) For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.

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Class R Shares (Ten months ended 10/31/07(g) and period from 8/22/06(b) - 12/31/06)

Per Share Operating Performance	2007(f)(g)	2006
Net asset value, beginning of period	$16.21	$16.09
Income from investment operations:
Net investment income	.33	.16
Net realized and unrealized gain on investments	3.68	1.66
Total from investment operations	4.01	1.82
Less dividends and distributions:
Dividends from net investment income	-	(.25)
Distributions from net realized gains	(.18)	(1.45)
Total dividends and distributions	(.18)	(1.70)
Net asset value, end of period	$20.04	$16.21
Total return(a)	24.85%	11.74%
Ratios/Supplemental Data
Net assets, end of period (000)	$26,811	$1,728
Average net assets (000)	$11,612	$346
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(e)	1.33%(c)	1.43%(c)
Expenses, excluding distribution and service (12b-1) fees	.83%(c)	.93%(c)
Net investment income	2.20%(c)	.39%(c)
Portfolio turnover rate	37%(d)	41%(d)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(b) Commencement of operations.
(c) Annualized.
(d) Not annualized.
(e) The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(f) Calculated based upon average shares outstanding during the period.
(g) For the ten-month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.

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INTERNATIONAL BOND PORTFOLIO

Class T Shares (Ten months ended 10/31/07 and fiscal years ended 12/31/02 - 06)

Per Share Operating Performance	2007(d)(e)	2006	2005	2004	2003	2002
Net asset value, beginning of period	$8.22	$8.33	$8.19	$8.45	$8.83	$7.46
Income from investment operations
Net investment income	.14	.19	.03	.26	.21	.15
Net realized and unrealized gain (loss) on investments	(.03)	(.03)	.27	.05	.26	1.33
Total from investment operations	.11	.16	.30	.31	.47	1.48
Less dividends and distributions
Dividends from net investment income	-	(.26)	(.15)	(.48)	(.84)	(.11)
Distributions from net realized gains	-	(.01)	(.01)	(.09)	(.01)	-
Total dividends and distributions	-	(.27)	(.16)	(.57)	(.85)	(.11)
Net asset value, end of period	$8.33	$8.22	$8.33	$8.19	$8.45	$8.83
Total return(a)	1.34%	1.84%	3.95%	3.71%	5.31%	20.14%

Ratios/Supplemental Data	2007	2006	2005	2004	2003	2002
Net assets, end of period (000)	$39,011	$40,944	$42,912	$44,905	$38,553	$27,648
Average net assets (000)	$39,934	$41,174	$44,072	$43,199	$32,992	$22,022
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees	1.08%(b)	1.19%	1.51%	1.49%	1.51%	1.69%
Expenses, excluding distribution and service (12b-1) fees	1.08%(b)	1.19%	1.51%	1.49%	1.51%	1.69%
Net investment income	2.37%(b)	2.32%	1.71%	2.15%	1.88%	1.88%
Portfolio turnover rate	595%(c)	323%	223%	169%	235%	238%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than full year are not annualized.
(b) Annualized.
(c) Not Annualized.
(d) For the ten months ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.

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TOTAL RETURN BOND PORTFOLIO

Class T Shares (Ten months ended 10/31/07 and fiscal years ended 12/31/02 - 06)

Per Share Operating Performance:	2007(d)(e)	2006	2005	2004	2003	2002
Net asset value, beginning of period	$10.38	$10.39	$10.64	$10.66	$10.73	$10.42
Income (loss) from investment operations
Net investment income	.39	.40	.38	.20	.33	.41
Net realized and unrealized gain (loss) on investments	.22	.03	(.12)	.31	.33	.57
Total from investment operations	.61	.43	.26	.51	.66	.98
Less dividends and distributions
Dividends from net investment income	(.39)	(.44)	(.43)	(.44)	(.36)	(.45)
Distributions from net realized gains	-	-	(.08)	(.09)	(.37)	(.22)
Total dividends and distributions	(.39)	(.44)	(.51)	(.53)	(.73)	(.67)
Net asset value, end of period	$10.60	$10.38	$10.39	$10.64	$10.66	$10.73
Total return(a)	5.94%	4.27%	2.60%	4.73%	6.22%	9.65%

Ratios/Supplemental Data:	2007	2006	2005	2004	2003	2002
Net assets, end of period (000)	$183,262	$167,154	$161,675	$178,488	$158,148	$139,488
Average net assets (000)	$174,725	$162,621	$169,616	$170,073	$151,999	$122,888
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees	.64%(b)	.68%	.76%	.75%	.76%	.75%
Expenses, excluding distribution and service (12b-1) fees	.64%(b)	.68%	.76%	.75%	.76%	.75%
Net investment income	4.53%(b)	4.14%	3.72%	1.82%	2.99%	3.89%
Portfolio turnover rate	421%(c)	483%	366%	587%	445%	429%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than full year are not annualized.
(b) Annualized.
(c) Not Annualized.
(d) For the ten months ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.

104	The TARGET Portfolio Trust

Class R Shares (Ten months ended 10/31/07 and period from 8/22/06 through 12/31/06)

Per Share Operating Performance:	2007(f)(g)	2006(b)
Net asset value, beginning of period	$10.31	$10.31
Income from investment operations
Net investment income	.33	.12
Net realized and unrealized gain on investments	.24	.01
Total from investment operations	.57	.13
Less dividends and distributions
Dividends from net investment income	(.34)	(.13)
Distributions from net realized gains	-	-
Total dividends and distributions	(.34)	(.13)
Net asset value, end of period	$10.54	$10.31
Total return(a)	5.63%	1.27%
Ratios/Supplemental Data:
Net assets, end of period (000)	$23,670	$1,503
Average net assets (000)	$10,429	$246
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees(e)	1.14%(c)	1.18%(c)
Expenses, excluding distribution and service (12b-1) fees	.64%(c)	.68%(c)
Net investment income	3.84%(c)	3.46%(c)
Portfolio turnover rate	421%(d)	483%(d)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each peiod reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(b) Commencement of operations.
(c) Annualized.
(d) Not annualized.
(e) The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(f) Calculated based upon average shares outstanding during the period.
(g) For the ten months ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.

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INTERMEDIATE-TERM BOND PORTFOLIO

Class T Shares (Ten months ended 10/31/07 (e) and fiscal years ended 12/31/02 - 06)

Per Share Operating Performance:	2007	2006	2005	2004	2003	2002
Net asset value, beginning of period	$10.13	$10.18	$10.36	$10.46	$10.50	$10.23
Income (loss) from investment operations
Net investment income	.40	.43	.36	.19	.28	.38
Net realized and unrealized gain (loss) on investments	.11	(.03)	(.16)	.14	.19	.47
Total from investment operations	.51	.40	.20	.33	.47	.85
Less dividends and distributions
Dividends from net investment income	(.39)	(.45)	(.38)	(.24)	(.34)	(.39)
Distributions from net realized gains	-	-	-(b)	(.19)	(.17)	(.19)
Total dividends and distributions	(.39)	(.45)	(.38)	(.43)	(.51)	(.58)
Net asset value, end of period	$10.25	$10.13	$10.18	$10.36	$10.46	$10.50
Total Return(a)	5.13%	4.12%	1.88%	3.19%	4.58%	8.56%

Ratios/Supplemental Data	2007	2006	2005	2004	2003	2002
Net assets, end of period (000)	$233,423	$245,223	$262,177	$297,982	$334,806	$333,069
Average net assets (000)	$235,800	$249,376	$278,441	$318,671	$343,466	$258,072
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees	.58%(c)	.64%	.63%	.64%	.68%	.66%
Expenses, excluding distribution and service (12b-1) fees	.58%(c)	.64%	.63%	.64%	.68%	.66%
Net investment income	4.71%(c)	4.23%	3.48%	1.86%	2.64%	3.58%
Portfolio turnover rate	284%(d)	134%	208%	133%	422%	377%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b) Less than $0.005 per share.
(c) Annualized.
(d) Not annualized.
(e) For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.

106	The TARGET Portfolio Trust

MORTGAGE BACKED SECURITIES PORTFOLIO

Class T Shares (Ten months ended 10/31/07 and fiscal years ended 12/31/02 - 06)

Per Share Operating Performance:	2007	2006	2005	2004	2003	2002
Net asset value, beginning of period	$9.99	$10.10	$10.39	$10.45	$10.70	$10.44
Income from investment operations
Net investment income	.41	.44	.50	.36	.47	.56
Net realized and unrealized gain (loss) on investments	(.03)	(.07)	(.27)	.02	(.24)	.27
Total from investment operations	.38	.37	.23	.38	.23	.83
Less dividends
Dividends from net investment income	(.39)	(.48)	(.52)	(.44)	(.48)	(.57)
Tax return of capital	(.03)	—	—	—	—	—
Total dividends	(.42)	(.48)	(.52)	(.44)	(.48)	(.57)
Net asset value, end of period	$9.95	$9.99	$10.10	$10.39	$10.45	$10.70
Total return(a)	3.73%	3.82%	2.29%	3.68%	2.20%	8.13%

Ratios/Supplemental Data:	2007(e)	2006	2005	2004	2003	2002
Net assets, end of period (000)	$73,581	$75,471	$82,195	$95,796	$107,072	$115,546
Average net assets (000)	$75,508	$77,483	$89,756	$103,055	$114,526	$94,893
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees	1.82%(b)(c)	1.89% (b)	1.70% (b)	.90%	.84%	.80%
Expenses, excluding distribution and service (12b-1) fees	1.82%(b)(c)	1.89%(b)	1.70%(b)	.90%	.84%	.80%
Net investment income	4.91%(c)	4.46%	4.91%	3.48%	4.43%	4.43%
Portfolio turnover rate	318%(d)	471%	251%	279%	282%	184%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b) The annualized expense ratio without interest expense would have been 0.76% for the ten months ended October 31, 2007 and 0.94% and 0.91%, respectively, for the fiscal years ended December 31, 2006 and 2005.
(c) Annualized
(d) Not Annualized
(e) For the ten months period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.

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U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Class T Shares (Ten months ended 10/31/07 and fiscal years ended 12/31/02 - 06)

Per Share Operating Performance	2007(c)	2006	2005	2004	2003	2002
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income and net realized gain on investment transactions	.040	.043	.026	.008	.007	.013
Less dividends and distributions	(.040)	(.043)	(.026)	(.008)	(.007)	(.013)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return(a)	4.04%	4.36%	2.59%	.76%	.70%	1.31%

Ratios/Supplemental Data	2007	2006	2005	2004	2003	2002
Net assets, end of period (000)	$67,067	$47,275	$57,207	$74,190	$98,464	$127,141
Average net assets (000)	$63,409	$47,990	$69,488	$94,854	$114,831	$128,550
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.50%(b)	.70%	.71%	.59%	.52%	.45%
Expenses, excluding distribution and service (12b-1) fees	.50%(b)	.70%	.71%	.59%	.52%	.45%
Net investment income	4.78%(b)	4.25%	2.50%	.72%	.71%	1.31%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Annualized.
(c) For the ten months period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.

108	The TARGET Portfolio Trust

APPENDIX

DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Debt Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

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Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  Leading market positions in well-established industries.

  High rates of return on funds employed.

  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.

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STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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Commercial Paper Ratings

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Notes Ratings

An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note. ·

  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

FITCH RATINGS

International Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions that is the case for higher ratings.

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BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations.

Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

Notes:"+"or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA category or to categories below CCC.

Short-Term Debt Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

Visit our website at www.prudential.com	113

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments: may have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

NR: Indicates that Fitch does not rate the specific issue.

Withdrawn: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

FitchAlert: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short term, and should be resolved within 12 months.

Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

114	The TARGET Portfolio Trust

The TARGET Portfolio Trust		NASDAQ	CUSIP
Large Capitalization Growth	Class T	TALGX	875921207
	Class R	TLCRX	875921868
Large Capitalization Value	Class T	TALVX	875921108
	Class R	TLVRX	875921850
Small Capitalization Growth	Class T	TASGX	875921405
	Class R	TSCRX	875921835
Small Capitalization Value	Class T	TASVX	875921306
	Class R	TSVRX	875921843
International Equity	Class T	TAIEX	875921504
	Class R	TEQRX	875921827

The TARGET Portfolio Trust		NASDAQ	CUSIP
International Bond	Class T	TIBPX	875921876
Total Return Bond	Class T	TATBX	875921884
	Class R	TTBRX	875921819
Intermediate-Term Bond	Class T	TAIBX	875921801
Mortgaged Backed Securities	Class T	TGMBX	875921702
U.S. Government Money Market	Class T	PUGXX	875921603

Visit our website at www.prudential.com	115

BACK COVER

FOR MORE INFORMATION Please read this prospectus before you invest in the Fund and keep it for future reference. For information on shareholder questions contact:
MAIL Prudential Mutual Fund Services LLC PO Box 8098 Philadelphia, PA 19176 TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the U.S.) WEBSITE www.prudential.com	OUTSIDE BROKERS SHOULD CONTACT Prudential Investment Management Services LLC PO Box 8310 Philadelphia, PA 19176 TELEPHONE (800) 778-8769

  E-DELIVERY

  To receive your mutual fund documents on-line, go to

  www.icsdelivery.com/prudential/funds

  and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment

  option at the icsdelivery website address.

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
MAIL Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102 ELECTRONIC REQUEST publicinfo@sec.gov (The SEC charges a fee to copy documents)	IN PERSON Public Reference Room located at 100 F Street, N.E. in Washington, DC For hours of operation, call (202) 551-8090 VIA THE INTERNET on the EDGAR database at www.sec.gov

The Annual and Semi-Annual Reports and the SAI contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.
STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this Prospectus) SEMI-ANNUAL REPORT	ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

TMF158A	The Fund's Investment Co. Act File No. 811-07064

The Target Portfolio Trust®

DECEMBER 31, 2007

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (SAI) of The Target Portfolio Trust (the "Trust") is not a prospectus and should be read in conjunction with the Prospectus of the Trust dated December 28, 2007, and can be obtained, without charge, by calling (800) 225-1852 or by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-1852. The Trust's Prospectus is incorporated by reference into this SAI, and Part I of this SAI and the portions of Part II of this SAI that relate to the Trust have been incorporated by reference into the Trust's Prospectus.

The portions of part II of this SAI that do not relate to the Trust do not form a part of the Trust's SAI, have not been incorporated by reference into the Trust's Prospectus and should not be relied upon by investors in the Trust. The Trust's audited financial statements are incorporated into this SAI by reference to the Trust's 2007 Annual Report (File No. 811-7064). You may request a copy of the Annual Report at no charge by calling (800) 225-1852 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

TMF158B

Table of Contents

3	PART I
3	INTRODUCTION
3	FUND CLASSIFICATION, INVESTMENT OBJECTIVES & POLICIES
5	INVESTMENT RESTRICTIONS
7	INFORMATION ABOUT DIRECTORS/TRUSTEES AND OFFICERS
12	MANAGEMENT & ADVISORY ARRANGEMENTS
30	OTHER SERVICE PROVIDERS
30	DISTRIBUTION OF FUND SHARES
32	COMPUTATION OF OFFERING PRICE PER SHARE
33	PORTFOLIO TRANSACTIONS & BROKERAGE
38	ADDITIONAL INFORMATION
39	PRINCIPAL SHAREHOLDERS
40	FINANCIAL STATEMENTS

41	PART II
41	INVESTMENT RISKS AND CONSIDERATIONS
68	PURCHASE, REDEMPTION AND PRICING OF FUND SHARES
68	NET ASSET VALUE
70	SHAREHOLDER SERVICES
71	TAXES, DIVIDENDS AND DISTRIBUTIONS
78	DISCLOSURE OF PORTFOLIO HOLDINGS
79	PROXY VOTING
80	CODES OF ETHICS
81	APPENDIX I: DESCRIPTION OF BOND RATINGS
85	APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS

PART I

INTRODUCTION

Part I of this SAI sets forth information about each of the Trust's Portfolios. It provides information about certain of the securities, instruments, policies and principal and non-principal strategies that are used by each Portfolio in seeking to achieve its objective. Part I of this SAI also provides additional information about the Trust's Board of Trustees (hereafter referred to as "Directors"), the advisory services provided to and the management fees paid by each Portfolio, performance data for each Portfolio, and information about other fees paid by and services provided to each Portfolio.

Part II of this SAI includes explanations describing the securities, instruments, policies and strategies used by each Portfolio that are identified in Part I. Part II of this SAI also sets forth other important information about the Portfolios.

Part I should be read in conjunction with the Prospectus and those portions of Part II of this SAI that pertain to each Portfolio.

The Trust consists of the following Portfolios:

Large Capitalization Growth Portfolio
Large Capitalization Value Portfolio
Small Capitalization Growth Portfolio
Small Capitalization Value Portfolio
International Equity Portfolio
International Bond Portfolio
Total Return Bond Portfolio
Intermediate-Term Bond Portfolio
Mortgage Backed Securities Portfolio
U.S. Government Money Market Portfolio

FUND CLASSIFICATION, INVESTMENT OBJECTIVES & POLICIES

The Trust is an open-end management investment company. Each of the Trust's Portfolios is classified as a diversified fund, except for the International Bond Portfolio, which is classified as a nondiversified fund.

The principal investment policies and strategies of each Portfolio are described in the Prospectus. In addition, each Portfolio may from time to time use the securities, instruments, policies and strategies that are further identified in the tables below in seeking to achieve its objective. A Portfolio also may invest from time to time in certain types of investments and strategies that are either not listed below or are not identified below as relating to a Portfolio. A Portfolio may not be successful in achieving its objective and you could lose money.

Portfolio Investments and Strategies
	Large Capitalization Growth	Large Capitalization Value	Small Capitalization Growth	Small Capitalization Value	International Equity	International Bond	Total Return Bond	Intermediate-Term Bond	Mortgage Backed Securities	U.S. Gov't Money Market
Asset-Backed Securities		x	x	x		x	x	x	x
Precious Metal-Related Securities
Borrowing and Leverage	x	x	x	x	x	x	x	x	x	x
Convertible Securities	x	x	x	x	x	x	x	x	x
Corporate Loans						x	x	x
Debt Securities	x	x		x	x	x	x	x	x
Depositary Receipts	x	x		x		x	x	x
Derivatives	x	x	x	x	x	x	x	x	x
Hedging	x					x	x	x	x	x
Indexed & Inverse Securities						x	x	x	x	x
Swap Agreements						x	x	x	x
Credit Default Swap Agreements						x	x	x	x
Credit-Linked Securities						x	x	x

3

Total Return Swap Agreements						x	x	x	x
Options on Securities & Securities Indices	x				x	x	x	x	x
Call Options	x				x	x	x	x	x
Put Options	x				x	x	x	x	x
Types of Options	x				x	x	x	x	x
Futures	x				x	x	x	x	x
Foreign Exchange Transactions	x				x	x	x	x
Forward Foreign Exchange Transactions	x				x	x	x	x
Currency Futures	x				x	x	x	x
Currency Options	x				x	x	x	x
Limitations on Currency Hedging						x	x	x
Risk Factors in Hedging Foreign Currency Risks	x	x	x	x	x	x	x	x	x
Risk Factors in Derivatives	x				x	x	x	x	x
Credit Risk	x					x	x	x	x
Currency Risk	x				x	x	x	x	x
Leverage Risk	x				x	x	x	x	x
Liquidity Risk	x				x	x	x	x	x
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives						x	x	x
Distressed Securities						x	x	x
Foreign Investment Risk	x	x			x	x	x	x
Foreign Economy Risk	x	x			x	x	x	x
Currency Risk and Exchange Risk	x	x			x	x	x	x
Governmental Supervison and Regulation/Accounting Standards	x				x	x	x	x
Certain Risks of Holding Fund Assets Outside the United States	x				x	x	x	x
Settlement Risk	x				x	x	x	x
Illiquid or Restricted Securities	x	x	x	x	x	x	x	x	x	x
Initial Public Offerings	x	x
Investment in Other Investment Companies	x	x	x	x	x	x	x	x	x	x
Exchange-Traded Funds						x	x	x
Investment in Emerging Markets	x					x	x	x
Restrictions on Certain Investments						x	x	x
Risks of Investing in Asia-Pacific Countries	x					x	x	x
Risks of Investments in Russia						x	x	x
Junk Bonds	x					x	x	x
Money Market Instruments	x	x	x	x	x	x	x	x	x	x
Mortgage-Backed Securities						x	x	x	x
Municipal Securities	x	x	x	x	x	x	x	x	x	x
Real Estate-Related Securities	x					x	x	x
Real Estate Investment Trusts (REITs)	x	x				x	x	x
Repurchase Agreements	x	x	x	x	x	x	x	x	x	x
Reverse Repurchase Agreements and Dollar Rolls						x	x	x	x
Securities Lending	x	x	x	x		x	x	x	x
Securities of Smaller or Emerging Growth Companies	x					x	x	x
Short Sales and Short Sales Against-the-Box						x	x	x	x
Sovereign Debt						x	x	x
Standby Commitment Agreements
Stripped Securities						x	x	x	x
Structured Notes						x	x	x	x
Supranational Entities					x	x	x	x
Temporary Defensive Strategy & Short-Term Investments	x	x	x	x	x	x	x	x	x
U.S. Government Securities	x	x	x	x	x	x	x	x	x	x
Warrants and Rights						x	x	x
When Issued Securities, Delayed Delivery Securities and Forward Commitments	x	x	x	x	x	x	x	x	x	x
Zero Coupon Bonds						x	x	x

The Target Portfolio Trust 4

Set forth below are specific limitations or restrictions which are applicable to a Portfolio's investments identified in the preceding table, if any disclosure contained elsewhere in the SAI contradicts the following restrictions or limitations, the following restrictions or limitations shall govern:

  No Portfolio will invest more than 5% of net assets in custodial receipts of U.S. Government securities.

  The Large Capitalization Value, Small Capitalization Value, International Equity, Mortgage Backed Securities, Intermediate-Term Bond, Total Return Bond and International Bond Portfolios will invest in corporate and other debt obligations rated A or better, except that the International Bond, Total Return Bond and Intermediate-Term Bond Portfolios may invest in securities rated B or better or determined by the subadviser to be of comparable quality.

  Investments in corporate loans by the Intermediate-Term Bond, International Bond and Total Return Bond Portfolios are subject to a maximum of 5% of net assets.

  No Portfolio will invest, under normal market conditions, more than 10% of net assets in municipal securities, including residual interest bonds.

  The U.S. Government Money Market Portfolio may hold up to 10% of net assets in illiquid securities.

  The Mortgage Backed Securities, Intermediate-Term Bond, Total Return Bond and International Bond Portfolios may borrow from banks or through dollar rolls or reverse repurchase agreements no more than 33 1/3% of total assets. All other Portfolios may borrow up to 20% of total assets.

  With respect to money market futures contracts, (which are cash settled contracts and are marked to market on a daily basis), the Total Return Bond, Intermediate-Term Bond and International Bond Portfolios may segregate or earmark liquid assets in an amount equal to the Portfolio's daily marked to market (net) obligation, if any, (or in other words the Portfolio's daily net liability, if any).

  The Total Return Bond, Intermediate-Term Bond and International Bond Portfolios normally will be limited to 20% of the Portfolio's total assets for foreign currency exposure (from non-U.S. dollar-denominated securities or currencies).

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities. The term "majority of the Portfolio's outstanding voting securities" for this purpose means the vote of the lesser of (i) 67% or more of the voting shares of the Portfolio represented at a meeting at which more than 50% of the outstanding voting shares of the Portfolio are present in person or represented by proxy, or (ii) more than 50% of outstanding voting shares of the Portfolio.

Large Cap Growth, Large Cap Value, Small Cap Growth, Small Cap Value, International Equity, Mortgage Backed Securities and U.S. Government Money Market Portfolios:
A Portfolio may not:
1. Purchase securities on margin (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Portfolio of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

2. Make short sales of securities, or maintain a short position if, when added together, more than 25% of the value of the Portfolio's net assets would be (1)deposited as collateral for the obligation to replace securities borrowed to effect short sales and (2)allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

3. Issue senior securities, borrow money or pledge its assets, except that the Portfolio may borrow from banks or through dollar rolls or reverse repurchase agreements up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, to take advantage of investment opportunities or for the clearance of transactions and may pledge its assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Trust to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security subject to this restriction.

4. Purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the Portfolio's total assets (determined at the time of investment) would then be invested in securities of a single issuer, except as permitted by Section 5(b)(1)of the Investment Company Act or any successor provision on the requirements applicable to diversified investment companies.

5. Purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result 25% or more of the Portfolio's total assets (determined at the time of investment) would be invested in one or more issuers having their principal

5

business activities in the same industry.

6. Buy or sell real estate or interests in real estate, except that the Portfolio may purchase and sell mortgaged-backed securities, securities collateralized by mortgages, securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts.

7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. Each Portfolio may purchase restricted securities without limit.

8. Make investments for the purpose of exercising control or management.

9. Make loans, except through (1)repurchase agreements and (2)loans of portfolio securities limited to 33 1/3% of the value of the Portfolio's total assets. For purposes of this limitation on securities lending, the value of a Portfolio's total assets includes the collateral received in the transactions.

10. Purchase more than 10% of all outstanding voting securities of any one issuer.

International Bond, Intermediate-Term Bond and Total Return Bond Portfolios only:

A Portfolio may not:
1. Purchase the securities of any issuer if, as a result, the Portfolio would fail to be a diversified company within the meaning of the Investment Company Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Portfolio may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "Investment Company Act Laws, Interpretations and Exemptions"). (Intermediate-Term Bond and Total Return Bond Portfolios only)

2. Issue senior securities or borrow money or pledge its assets, except as permitted by the Investment Company Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Portfolio to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Portfolio may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

4. Buy or sell physical commodities or contracts involving physical commodities. The Portfolios may purchase and sell (i) derivative, hedging and similar instruments such as financial futures and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Portfolios may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Portfolio's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

5. Purchase any security if as a result 25% or more of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Portfolio may purchase restricted securities without limit. A Portfolio may make loans, including loans of assets of the Portfolio, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the Investment Company Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Portfolio's investment objective.

The Target Portfolio Trust 6

For purposes of Investment Restriction 1, each Portfolio will currently not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Portfolio's total assets, (i) more than 5% of the Portfolio total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Portfolio would own more than 10% of the outstanding voting securities of any single issuer.

For purposes of Investment Restriction 2, under the Investment Company Act, the Portfolio can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the Portfolio must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.

For purposes of Investment Restriction 5, the Portfolios rely on The North American Industry Classification System published by the Bureau of Economic classification. The Portfolios' reliance on this classification system is not a fundamental policy of the Portfolios and, therefore, can be changed with Shareholder approval.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Portfolio's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Portfolio's asset coverage for borrowings falls below 300%, the Portfolio will take prompt action to reduce its borrowings, as required by the Investment Company Act Laws, Interpretation and exemptions.

As a non-fundamental operating policy, a Portfolio may not invest in the securities of other investment companies, except that (a) subject to certain restrictions, each Portfolio may purchase securities of other investment companies in the open market involving customary brokerage commissions as described in this SAI and (b) pursuant to an SEC exemptive order, each Portfolio may invest up to 25% of its total assets in shares of an affiliated mutual fund. (Currently, under the Investment Company Act, the Portfolio may invest in securities of other investment companies subject to the following limitations: the Portfolio may hold not more than 3% of the outstanding voting securities of any one investment company, may not invest more than 5% of its total assets in any one investment company and may not invest more than 10% of its total assets in securities of one or more investment companies.) The Portfolios may invest up to 25% of their assets in shares of an affiliated mutual fund.

As a non-fundamental operating policy, a Portfolio may not make investments for the purpose of exercising control or management.

INFORMATION ABOUT DIRECTORS/TRUSTEES AND OFFICERS

Information about the Trustees (referred to herein as "Directors") and the Officers of the Trust and its Portfolios (hereafter referred to as "Fund(s)") is set forth below. Directors who are not deemed to be "interested persons" of a Fund, as defined in the 1940 Act, are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of a Fund are referred to as "Interested Directors." The Directors are responsible for the overall supervision of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

7

Independent Directors
Name, Address, Age, Position(s) No. of Portfolios Overseen:	Principal Occupation(s) During Past Five Years	Other Directorships Held
Linda W. Bynoe (55) Director No. of Portfolios Overseen: 59	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley Co.	Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).
David E.A. Carson (73) Director No. of Portfolios Overseen: 63	Director (since October 2007) of ICI Mutual Insurance Company; formerly Chairman and Chief Executive Officer of People's Bank (1988 – 2000).	None.
Robert E. La Blanc (73) Director No. of Portfolios Overseen: 61	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).
Douglas H. McCorkindale (68) Director No. of Portfolios Overseen: 59	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Richard A. Redeker (64) Director No. of Portfolios Overseen: 60	Management Consultant; Director (since 2001); Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (68) Director & Independent Chair No. of Portfolios Overseen: 61	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (1992-2006).
Stephen G. Stoneburn (64) Director No. of Portfolios Overseen: 61	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.
Clay T. Whitehead (69) Director No. of Portfolios Overseen: 61	President (since 1983) of YCO (new business development firm).	None.

Interested Directors
Judy A. Rice (59) Director & President No. of Portfolios Overseen: 59	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.	None.
Robert F. Gunia (61) Director & Vice President No. of Portfolios Overseen: 145	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.;	Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

The Target Portfolio Trust—Director Length of Service
Linda W. Bynoe	David E.A. Carson	Robert E. La Blanc	Douglas H. McCorkindale	Richard A. Redeker	Robin B. Smith	Stephen G. Stoneburn	Clay T. Whitehead	Judy A. Rice	Robert F. Gunia
Director since 2005	Director since 2003	Director since 1999	Director since 1996	Director since 2003	Director since 2003	Director since 1999	Director since 1999	Director since 2000 and President since 2003	Director since 1999 and Vice President since 2000

The Target Portfolio Trust 8

Fund Officers (1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (55) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (49) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (49) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (33) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (36) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (45) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).
Timothy J. Knierim(48) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (49) Deputy Chief Compliance Officer	Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.
Noreen M. Fierro (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.
Grace C. Torres (48) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (43) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (49) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
(1) Excludes interested directors who also serve as President or Vice President.

The Target Portfolio Trust—Officer Length of Service
Kathryn L. Quirk	Deborah A. Docs	Jonathan D. Shain	Claudia DiGiacomo	John P. Schwartz	Andrew R. French	Timothy J. Knierim	Valerie M. Simpson	Grace C. Torres	Peter Parrella	M. Sadiq Peshimam	Noreen M. Fierro
Chief Legal Officer Since 2005	Secretary Since 2004	Assistant Secretary Since 2005	Assistant Secretary Since 2005	Assistant Secretary Since 2006	Assistant Secretary Since 2006	Chief Compliance Officer Since 2007	Deputy Chief Compliance Officer Since 2007	Treasurer and Principal Financial and Accounting Officer Since 2000	Assistant Treasurer Since 2007	Assistant Treasurer Since 2006	Anti-Money Laundering Compliance Officer Since 2006

Explanatory Notes to Tables:

  Directors are deemed to be "Interested," as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

  Unless otherwise noted, the address of all Directors and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

  There is no set term of office for Directors or Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31st of the year in which they reach the age of 75.

  "Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

  "No. of Portfolios Overseen" includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential's Gibraltar Fund, Inc. and the Advanced Series Trust.

9

Compensation of Directors and Officers. Pursuant to a Management Agreement with the/each Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Directors.

Each Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Independent Directors who serve on Board Committees may receive additional compensation. The amount of annual compensation paid to each Independent Director may change as a result of the introduction of additional funds on whose Boards the Director may be asked to serve.

Independent Directors may defer receipt of their fees pursuant to a deferred fee agreement with each Fund. Under the terms of the agreement, a Fund accrues deferred Directors' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden or Strategic Partners mutual fund chosen by the Director. Payment of the interest so accrued is also deferred and becomes payable at the option of the Director. A Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund. No Fund has a retirement or pension plan for its Directors.

The following table sets forth the aggregate compensation paid by the indicated Fund(s) for the Fund(s') most recently completed fiscal year to the Independent Directors for service on the Fund(s') Board, and the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Directors and officers who are "interested persons" of the Fund(s) (as defined in the 1940 Act) do not receive compensation from the Fund Complex and therefore are not shown in the following table.

Compensation Received by Independent Directors
Name***	Aggregate Ten-Month Compensation from Fund	Pension or Retirement Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex for Most Recent Calendar Year
Linda W. Bynoe**	$14,410	None	None	$180,000(33/73)*
David E.A. Carson	$14,360	None	None	$191,000(37/77)*
Robert E. La Blanc	$13,930	None	None	$176,250(35/75)*
Douglas H. McCorkindale**	$13,930	None	None	$174,000(33/73)*
Richard A. Redeker	$14,690	None	None	$185,000(34/74)*
Robin B. Smith**	$14,530	None	None	$195,000(35/75)*
Stephen G. Stoneburn**	$14,130	None	None	$179,000(35/75)*
Clay T. Whitehead	$14,130	None	None	$179,000(35/75)*

Explanatory Notes to Director Compensation Table

*Shows number of funds/portfolios in existence as of the most recently completed calendar year, excluding funds that have merged into another fund or liquidated during the year.
**Although the last column shows the total amount paid to Directors from the PI-managed funds during the most recently completed calendar year, such compensation was deferred at the request of certain Directors, in total, or in part, under the Funds' deferred fee agreement. The earnings in 2006 on amounts deferred through the end of the most recently completed calendar year amounted to $38,576, $205,386, $49,202 and $431,766 for Ms. Bynoe, and Messrs. McCorkindale and Stoneburn and Ms. Smith, respectively.
***Directors and officers who are "interested persons" of the Fund(s) (as defined in the 1940 Act) do not receive compensation from the Fund(s) and therefore are not shown in the compensation table.

Board Committees. The Board of Directors (the Board) has established three standing committees in connection with governance of each Fund—Audit, Nominating and Governance, and Investment. Information on the membership of each standing committee and its functions is set forth below.

Audit Committee. The Audit Committee consists of Messrs. Carson (Chair), Stoneburn and Whitehead and Ms. Smith (ex-officio). The Board has determined that each member of the Audit Committee is not an "interested person" as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund(s)' independent registered public accounting firm, accounting policies and procedures and other areas relating to the Fund(s)' auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund(s). The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Funds, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund(s). The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance

The Target Portfolio Trust 10

with the standards of the Public Company Accounting Oversight Board (United States). The number of Audit Committee meetings held during the indicated Fund(s') most recently completed fiscal year is set forth in the table below.

Nominating and Governance Committee. The Nominating and Governance Committee of the Board is responsible for nominating Directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance Committee are Mr. Redeker (Chair), Mr. La Blanc, Mr. McCorkindale and Ms. Smith (ex-officio). The Board has determined that each member of the Nominating and Governance Committee is not an "interested person" as defined in the 1940 Act. The number of Nominating and Governance Committee meetings held during the indicated Fund(s') most recently completed fiscal year is set forth in the table below. The Nominating and Governance Committee Charter is available on the Fund's website.

JennisonDryden and Target Investment Committees. In September 2005, the Board of each Fund in the Prudential retail mutual funds complex formed joint committees to review the performance of each Fund in the fund complex. The JennisonDryden Investment Committee reviews the performance of each Fund whose subadvisers are affiliates of the Manager, while the Target Investment Committee reviews the performance of funds whose subadvisers are not affiliates of the Manager. Each Committee meets at least four times per year and reports the results of its review to the full Board of each Fund at each regularly scheduled Board meeting. Every Independent Director sits on one of the two Committees. The JennisonDryden Investment Committee consists of Mses. Bynoe (Chair) and Rice and Messrs. Carson, Stoneburn and Whitehead. The Target Investment Committee consists of Messrs. La Blanc, Gunia, McCorkindale (Chair) and Redeker and Ms. Smith (ex-officio).

Selection of Director Nominees. The Nominating and Governance Committee is responsible for considering director nominees for Directors at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable Securities and Exchange Commission (the Commission) rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director for nomination should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case in care of the specified Fund(s), at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an "interested person" as defined in the 1940 Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of each Fund's investment adviser) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person." Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under Commission and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Board Committee Meetings (for most recently completed fiscal period)
Fund Name	Audit Committee	Nominating & Governance Committee	Target Investment Committee
The Target Portfolio Trust	4	6	4

11

Share Ownership. Information relating to each Director's Fund share ownership and in all registered funds in the PI-advised funds that are overseen by the respective Director as of the most recently completed calendar year is set forth in the chart below.

Director Share Ownership: Independent Directors
Name	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex
Linda W. Bynoe	-	Over $100,000
David E.A. Carson	-	Over $100,000
Robert E. La Blanc	($10,001-$50,000)	Over $100,000
Douglas H. McCorkindale	-	Over $100,000
Richard A. Redeker	-	Over $100,000
Robin B. Smith	-	Over $100,000
Stephen G. Stoneburn	-	Over $100,000
Clay T. Whitehead	-	Over $100,000
Director Share Ownership: Interested Directors
Judy A. Rice	($10,001-$50,000)	Over $100,000
Robert F. Gunia	-	Over $100,000

None of the Independent Directors, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund(s) or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund(s) as of the most recently completed calendar year.

Shareholder Communications with the Board of Directors. Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, c/o the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. Shareholders can communicate directly with an individual Director by writing to that Director, c/o the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

MANAGEMENT & ADVISORY ARRANGEMENTS

Manager. The Manager of the/each Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI serves as manager to all of the other investment companies that, together with the Fund(s), comprise the JennisonDryden and Strategic Partners mutual funds. See "How the Fund is Managed—Manager" in the Prospectus. As of September 30, 2007, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $118.3 billion.

PI is a wholly-owned subsidiary of PIFM Holdco LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the JennisonDryden and Strategic Partners mutual funds and, in addition, provides customer service, record keeping and management and administrative services to qualified plans.

Pursuant to a Management Agreement with the Fund(s) (the Management Agreement), PI, subject to the supervision of the Fund(s') Board and in conformity with the stated policies of the Fund(s), manages both the investment operations of each Fund and the composition of the Fund(s') portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of each Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of each Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of the investment subadviser(s) and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal of contracts. PI also administers each Fund's corporate affairs and, in connection therewith, furnishes each Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by each Fund's custodian (the Custodian) and PMFS. The management services of PI to each Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

The Target Portfolio Trust 12

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Fund. Fee waivers and subsidies will increase a Fund's total return. These voluntary waivers may be terminated at any time without notice.

In connection with its management of the corporate affairs of each Fund, PI bears the following expenses:

  the salaries and expenses of all of its and each Fund's personnel except the fees and expenses of Independent Directors;

  all expenses incurred by the Manager or a Fund in connection with managing the ordinary course of a Fund's business, other than those assumed by a Fund as described below; and

  the fees, costs and expenses payable to any investment subadviser(s) pursuant to a Subadvisory Agreement(s) between PI and such investment subadviser(s).

Under the terms of the Management Agreement, each Fund is responsible for the payment of the following expenses:

  the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets payable to the Manager;

  the fees and expenses of Independent Directors;

  the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares;

  the charges and expenses of the Fund's legal counsel and independent auditors;

  brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities (and futures, if applicable) transactions;

  all taxes and corporate fees payable by the Fund to governmental agencies;

  the fees of any trade associations of which the Fund may be a member;

  the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund;

  the cost of fidelity, directors and officers and errors and omissions insurance;

  the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes;

  allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports and notices to shareholders; and

  litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and distribution and service (12b-1) fees.

The Management Agreement provides that PI will not be liable for any error of judgment by PI or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or a Fund by the Board or vote of a majority of the outstanding voting securities of the Fund, (as defined in the 1940 Act) upon not more than 60 days nor less than 30 days written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Fees payable under the Management Agreement are computed daily and paid monthly. The table below sets forth the applicable fee rate and the management fees received by PI from the indicated Fund(s) for the indicated fiscal years.

Management Fees Paid by the Portfolios
Portfolio Name	Fee Rate	2007	2006	2005
Large Capitalization Growth	.60%	$1,586,167	$1,798,511	$1,864,258
Large Capitalization Value	.60%	$2,031,937	$2,228,473	$2,197,807
Small Capitalization Growth	.60%	$712,489	$843,337	$864,203
Small Capitalization Value	.60%	$2,048,186	$1,743,499	$1,497,893
International Equity	.70%	$1,686,985	$1,740,876	$1,550,803
International Bond	.50%	$166,299	$205,867	$220,381
Total Return Bond	.45%	$694,291	$732,265	$763,295
Intermediate-Term Bond	.45%	$883,037	$1,122,194	$1,252,860
Mortgage Backed Securities	.45%	$283,007	$348,528	$403,881
U.S. Government Money Market	.25%	$132,083	$119,965	$173,730

Note to Management Fees Table: During 2007 the Trust changed its fiscal year end from December 31 to October 31 . The management fees paid during 2007 are for the period from January 1, 2007 through October 31, 2007.

13

Subadviser(s). PI has entered into a Subadvisory Agreement with the investment subadviser (Subadviser(s)) named in the tables below. The Subadvisory Agreement(s) provides that the Subadviser(s) will furnish investment advisory services in connection with the management of each Fund. In connection therewith, the Subadviser(s) is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement(s), the Subadviser(s), subject to the supervision of PI, is responsible for managing the assets of a Fund in accordance with the Fund's investment objectives, investment program and policies. The Subadviser(s) determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services.

As discussed in the Prospectus, PI employs the Subadviser(s) under a "manager of managers" structure that allows PI to replace the Subadviser(s) or amend a Subadvisory Agreement(s) without seeking shareholder approval. The Subadvisory Agreement(s) provide that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement(s) may be terminated by a Fund, PI, or the Subadviser(s) upon not more than 60 days, nor less than 30 days, written notice. The Subadvisory Agreement provides that it will continue in effect for a period of not more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The tables below sets forth the applicable fee rate(s) and the subadvisory fees received by the Subadviser(s) from PI for the indicated fiscal years:

The Target Portfolio Trust 14

Subadvisers and Subadvisory Fee Rates
Portfolio Name	Subadviser	Fee Rate
Large Capitalization Growth	Marsico Capital Management LLC	0.40% of aggregate assets up to $1.5 billion; 0.35% of aggregate assets over $1.5 billion [1]
	Goldman Sachs Asset Management, L.P.	0.30% to $50 million; 0.28% on next $150 million; 0.25% over $200 million [2]
Large Capitalization Value	J.P. Morgan Investment Management, Inc.	0.30% to $300 million; 0.25% over $300 million [3]
	Hotchkis & Wiley Capital Management LLC	0.30%
	NFJ Investment Group, L.P.	0.40% first $50 million; 0.38% next $50 million; 0.34% next $50 million; 0.30% next $200 million; 0.28% over $350 million [4]
Small Capitalization Growth	Transamerica Investment Management LLC	0.50%
	RS Investment Management Co. LLC	0.50% to $150 million; 0.45% over $150 million [5]
Small Capitalization Value	NFJ Investment Group, L.P.	0.40%
	EARNEST Partners LLC	0.40%
	Lee Munder Investments, Ltd.	0.40%
	J.P. Morgan Investment Management, Inc.	0.40%
	Vaughan Nelson Investment Management, L.P.	0.40% to $250 million; 0.35% over $250 million [6]
International Equity	LSV Asset Management	0.45% to $150 million; 0.425% on next $150 million; 0.40% on next $150 million; 0.375% on next $300 million; 0.35% over $750 million [7]
	Thornburg Investment Management, Inc.	0.35% to $100 million; 0.30% over $100 million [8]
International Bond	Pacific Investment Management Company LLC (PIMCO)	0.25%
Total Return Bond	PIMCO	.25%
Intermediate-Term Bond	PIMCO	.25%
Mortgage Backed Securities	Wellington Management Company, LLP (Wellington Management)	.25%
U.S. Government Money Market	Wellington Management	.125%

1 For purposes of calculating the subadvisory fee payable to Marsico, the assets of the following portfolios and funds subadvised by Marsico and managed or co-managed by Prudential Investments LLC and/or AST Investment Services, Inc. will be aggregated: (i) Advanced Series Trust AST Marsico Capital Growth Portfolio; (ii) Target Asset Allocation Funds – Target Conservative Allocation Fund; (iii) Target Asset Allocation Funds – Target Moderate Allocation Fund; (iv) Target Asset Allocation Funds – Target Growth Allocation Fund; (v) The Target Portfolio Trust – Large Capitalization Growth Portfolio; (vi) The Prudential Series Fund – Global Portfolio; (vii) Advanced Series Trust AST Advanced Strategies Portfolio; and (viii) future large cap growth accounts for which Marsico may provide substantially similar advisory or sub-advisory services and which Marsico, Prudential Investments LLC and/or AST Investment Services, Inc. (as applicable) mutually agree in writing may be included in determining the level of average daily net assets.

2 For purposes of calculating the subadvisory fee payable to Goldman Sachs Asset Management, L.P. (GSAM), the assets managed by GSAM in the Large Capitalization Growth Portfolio of The Target Portfolio Trust will be aggregated with the assets managed by GSAM in (i) the Target Conservative Allocation Fund of Target Asset Allocation Funds; (ii) the Target Moderate Allocation Fund of Target Asset Allocation Funds; (iii) the Target Growth Allocation Fund of Target Asset Allocation Funds; and (iv) any other portfolio subadvised by GSAM on behalf of PI or one of its affiliates pursuant to substantially the same investment strategy.

3 For purposes of calculating the subadvisory fee payable to J.P. Morgan, the assets managed by J.P. Morgan in the Large Capitalization Value Portfolio of The Target Portfolio Trust will be aggregated with the assets managed by J.P. Morgan in (i) AST Large-Cap Value Portfolio of Advanced Series Trust; (ii) the SP Large Cap Value Portfolio of The Prudential Series Fund; (iii) the Target Conservative Allocation Fund of Target Asset Allocation Funds; (iv) the Target Moderate Allocation Fund of Target Asset Allocation Funds; (v) the Target Growth Allocation Fund of Target Asset Allocation Funds; and (vi) any other portfolio subadvised by J.P. Morgan on behalf of PI or one of its affiliates pursuant to substantially the same investment strategy.

4 For purposes of the subadvisory fee calculation, the assets managed by NFJ in the funds indicated below will be aggregated:- The Target Portfolio Trust —Small Capitalization Value Fund; The

15

Target Portfolio Trust— Large Capitalization Value Fund; Target Asset Allocation Funds (large capitalization value equity sleeve of each Fund)

5 For purposes of the subadvisory fee calculation, the assets managed by RS Investment Management Co. LLC shall be aggregated and combined with all other funds managed by PI for which RS Investment Management Co. LLC serves as subadviser

6 For purposes of calculating the subadvisory fee payable to Vaughan Nelson, the assets managed by Vaughan Nelson in the Small Capitalization Value Portfolio of The Target Portfolio Trust will be aggregated with the assets managed by Vaughan Nelson in: (i) the Target Conservative Allocation Fund of Target Asset Allocation Funds; (ii) the Target Moderate Allocation Fund of Target Asset Allocation Funds; (iii) the Target Growth Allocation Fund of Target Asset Allocation Funds; and (iv) any other portfolio subadvised by Vaughan Nelson on behalf of PI or one of its affiliates pursuant to substantially the same investment strategy.

7 For purposes of calculating the advisory fee payable to LSV, the assets managed by LSV in the International Equity Portfolio of The Target Portfolio Trust will be aggregated with the assets managed by LSV in: (i) the AST International Value Portfolio of Advanced Series Trust; (ii) the AST Advanced Strategies Portfolio of Advanced Series Trust; (iii) the SP International Value Portfolio of The Prudential Series Fund; (iv) the Global Portfolio of The Prudential Series Fund; (v) the Target Moderate Allocation Fund of Target Asset Allocation Funds; (vi) the Target Growth Allocation Fund of Target Asset Allocation Funds; (vii) the Dryden International Value Fund of Prudential World Fund, Inc; and (viii) and any other portfolio subadvised by LSV on behalf of PI or one of its affiliates pursuant to substantially the same investment strategy.

8 For purposes of the subadvisory fee calculation, the assets managed by Thornburg in the International Equity Portfolio will be aggregated with the assets managed by Thornburg in the following funds and portfolios: (i) Prudential World Fund, Inc. – Strategic Partners International Value Fund; (ii) Target Asset Allocation Funds – Target Moderate Allocation Fund; (iii) Target Asset Allocation Funds – Target Growth Allocation Fund; (iv) Advanced Series Trust – AST International Value Portfolio; and (v) The Prudential Series Fund – SP International Value Portfolio.

Subadvisory Fees Paid by PI
Portfolio Name	Subadviser	2007	2006	2005
Large Capitalization Growth	Marsico Capital Management LLC	$487,225	$548,180	$357,848
	Goldman Sachs Asset Management, L.P.	355,458	429,999	230,100
	Columbus Circle Investors	-	-	248,667
	Oak Associates, Ltd.	-	-	209,576
Large Capitalization Value	J.P. Morgan Investment Management, Inc.	437,554	545,655	490,242
	Hotchkis & Wiley Capital Management LLC	192,396	217,296	609,132
	NFJ Investment Group, L.P.	346,116	369,851	-
Small Capitalization Growth	Transamerica Investment Management, LLC	284,917	336,167	347,747
	RS Investment Management Co. LLC	308,853	362,815	372,303
Small Capitalization Value	NFJ Investment Group, L.P.	450,875	358,042	361,328
	EARNEST Partners LLC	367,757	322,661	429,491
	Lee Munder Investments, Ltd.	334,478	346,303	157,135
	J.P. Morgan Investment Management, Inc.	107,399	116,650	53,207
	Vaughan Nelson Investment Management, L.P.	104,947	16,206	1,599
International Equity	LSV Asset Management	442,146	516,810	349,381
	Thornburg Investment Management, Inc.	377,996	461,141	332,163
	Lazard Asset Management LLC	-	-	252,479
International Bond	Pacific Investment Management Company LLC (PIMCO)	83,150	102,934	121,641
Total Return Bond	PIMCO	455,421	406,775	424,093
Intermediate-Term Bond	PIMCO	490,985	623,441	696,048
Mortgage Backed Securities	Wellington Management	157,224	193,707	224,388
U.S. Government Money Market	Wellington Management	74,981	61,162	86,860

Note to Subadvisory Fees Table: During 2007 the Trust changed its fiscal year end from December 31 to October 31. The subadvisory fees paid during 2007 are for the period from January 1, 2007 through October 31, 2007.

Additional Information About the Portfolio Managers — Other Accounts and Ownership of Fund Securities. The following tables set forth information about the indicated Fund(s) and accounts other than the Fund(s) for which the Fund(s') portfolio managers are primarily responsible for the day-to-day portfolio management as of the Fund(s') most recently completed fiscal year. The tables show, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italic typeface.

The Target Portfolio Trust 16

The tables also set forth the dollar range of equity securities of the Fund(s) beneficially owned by the portfolio manager(s) as of the Fund(s') most recently completed fiscal year.

Large Capitalization Growth
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Marsico Capital Management, LLC	Thomas F. Marsico	40 / $43,807 million	15 / $2,943 million	176 / $30,517 million	None
Goldman Sachs Asset Management, L.P.	Robert C. Jones, CFA	72 / $28,281 million	41 / $25,356 million 5 / $1,683 million	817 / $81, 742 million 41 / $13,115 million	None
	Melissa R. Brown, CFA	72 / $28,281 million	41 / $25,356 million 5 / $1,683 million	817 / $81, 742 million 41 / $13,115 million	None
	Andrew W. Alford	72 / $28,281 million	41 / $25,356 million 5 / $1,683 million	817 / $81, 742 million 41 / $13,115 million	None
	Mark Carhart	72 / $28,281 million	41 / $25,356 million 5 / $1,683 million	817 / $81, 742 million 41 / $13,115 million	None

Large Capitalization Value
Subadvisers	Portfolio Managers	Registered Investment Companies ($ in millions)	Other Pooled Investment Vehicles ($ in millions)	Other Accounts ($ in millions)	Ownership of Fund Securities
Hotchkis and Wiley Capital Management LLC	Sheldon Lieberman	16 / $16,692 million 1 / $2,636 million	4 / $774 million	153 / $14,810 million 7 / $1,203 million	None
	George Davis	16 / $16,692 million 1 / $2,636 million	4 / $774 million	153 / $14,810 million 7 / $1,203 million	None
	David Green	16 / $16,692 million 1 / $2,636 million	4 / $774 million	153 / $14,810 million 7 / $1,203 million	None
	Patricia McKenna	16 / $16,692 million 1 / $2,636 million	4 / $774 million	153 / $14,810 million 7 / $1,203 million	None
	Stan Majcher	16 / $16,692 million 1 / $2,636 million	4 / $774 million	153 / $14,810 million 7 / $1,203 million	None
J.P. Morgan Investment Management, Inc.	Raffaele Zingone	8 / $2,385 million	2 / $2,052 million	10 / $8,957 million	None
	Terance Chen	6 / $1,407 million	6 / $1,110 million	7 / $5,713 million	None
NFJ Investment Group, L.P.	Ben Fischer, CFA	20 / $19,989 million	5 / $224 million	60 / $21, 297 million	None
	Chris Najork, CFA	None	None	4 / $110 million	None
	Paul Magnuson	16 / $18,079 million	4 / $215 million	54 / $19,822 million	None
	Jeffrey Partenheimer, CFA	12 / $11,373 million	2 / $30 million	49 / $18,075 million	None

Small Capitalization Growth
Subadvisers	Portfolio Managers	Registered Investment Companies ($ in millions)	Other Pooled Investment Vehicles ($ in millions)	Other Accounts ($ in millions)	Ownership of Fund Securities
Transamerica Investment Management LLC	Gregory S. Weirick	3 / $187 million	2 / $56 million	71 / $964 million	None
	Josh D. Shaskan, CFA	4 / $478 million	2 / $64 million	46 / $142 million	None
	Jeffrey J. Hoo, CFA	None	6 / $54 million	1 / $2 million	None
	John J. Huber, CFA	1 / $74 million	8 / $748 million	None	None
RS Investment Management Co. LLC	Bill Wolfenden	9 / $725.7 million	None	2 / $60.8 million	None
	D. Scott Tracy	11 / $1.535 billion	None	6 / $456.4 million	None

17

Small Capitalization Value
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
NFJ Investment Group, LP	Paul Magnuson	16 / $18,079 million	4 / $215 million	54 / $19,822 million	None
	Chris Najork, CFA	None	None	4 / $110 million	None
	R. Burns McKinney,CFA	11 / $18,316 million	4 / $215 million	48 / $18,476 million	None
	Ben Fischer, CFA	20 / $19,989 million	5 / $224 million	60 / $21,297 million	None
EARNEST Partners LLC	Paul E. Viera, Jr.	9 / $2,114 million	9 / $34 million 1 / $3 million	277 / $13,080 million 11 / $910 million	None
Lee Munder Investments, Ltd.	R. Todd Vingers	5 / $576 million	5 / $71 million	45 / $1,386.8 million	None
J.P. Morgan Investment Management, Inc.	Christopher T. Blum	12 / $3,890 million	7 / $530 million	9 / $515 million	None
	Dennis S. Ruhl	12 / $3,890 million	7 / $530 million	9 / $515 million	None
Vaughan Nelson Investment Management, LP	Chris D. Wallis, CFA	10 / $816,771,900	7 / $127,699,000	208 / $3,904,662,000	None
	Scott J. Weber, CFA	10 / $816,771,900	5 / $68,464,000	144 / $2,866,455,000	None

International Equity
Subadvisers	Portfolio Managers	Registered Investment Companies ($ in millions)	Other Pooled Investment Vehicles ($ in millions)	Other Accounts ($ in millions)	Ownership of Fund Securities
LSV Asset Management	Josef Lakonishok	29 / $10,200 million	30 / $11,378 million	510 / $56,151 million 25 / $4.4 billion	None
	Menno Vermuelen, CFA	29 / $10,200 million	30 / $11,378 million	510 / $56,151 million 25 / $4.4 billion	None
	Puneet Mansharamani, CFA	29 / $10,200 million	30 / $11,378 million	510 / $56,151 million 25 / $4.4 billion	None
Thornburg Investment Management, Inc.	William V. Fries, CFA	17 / $24.4 billion	13 / $2.2 billion	10,205 / $10.9 billion 2 / $1.1 billion	None
	Wendy Trevisani	9 / $18.4 billion	7 / $640.5 million	7,379 / $7.2 billion 1 / $122.3 million	None
	Lei Wang, CFA	9 / $18.4 billion	7 / $640.5 million	7,379 / $7.2 billion 1 / $122.3 billion	None

International Bond
Subadviser	Portfolio Manager	Registered Investment Companies ($ in millions)	Other Pooled Investment Vehicles ($ in millions)	Other Accounts ($ in millions)	Ownership of Fund Securities
Pacific Investment Management Company LLC	Sudi Mariappa	9 / $14,422.76	40 / $18,712.97 million	97 / $21,057.48 million 20 / $7,833.16 million	None

Total Return Bond
Subadviser	Portfolio Manager	Registered Investment Companies ($ in millions)	Other Pooled Investment Vehicles ($ in millions)	Other Accounts ($ in millions)	Ownership of Fund Securities
Pacific Investment Management Company LLC	Chris Dialynas	12 / $3,105.31 million	16 / $8,192.77 million	103 / $45,123.68 million 11 / $3,372.82 million	None

Intermediate-Term Bond
Subadviser	Portfolio Manager	Registered Investment Companies ($ in millions)	Other Pooled Investment Vehicles ($ in millions)	Other Accounts ($ in millions)	Ownership of Fund Securities
Pacific Investment Management Company LLC	Paul McCulley	8 / $7,890.72 million	11 / $1,099.34 million	36 / $8,609.89 million 4 / $2,167.94 million	None

The Target Portfolio Trust 18

Mortgage Backed Securities
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Wellington Management Company, LLP	Michael F. Garrett	8 / $694 million	6 / $5.115 billion	12 / $3.444 billion 1 / $758 million	None

Additional Information About the Portfolio Managers — Compensation and Conflicts of Interest. Set forth below, for each portfolio manager, is an explanation of the structure of, and methods used to determine, portfolio manager compensation. Also set forth below, for each portfolio manager, is an explanation of any material conflicts of interest that may arise between a portfolio manager's management of a Fund's investments and investments in other accounts.

EARNEST Partners LLC
Compensation

EARNEST Partners: All EARNEST Partners personnel are paid a salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. The Company also matches a portion of employees' 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service. Equity ownership is another component of compensation for the portfolio managers. The firm is employee-owned.

Conflicts of Interest

No material conflicts of interest exist. All accounts are managed to model portfolios that are approved by the investment committee, and trades are allocated pro-rata to all accounts so that no one account is advantaged over another pursuant to trade allocation policies and procedures.

Goldman Sachs Asset Management, L.P.

Portfolio Managers - Compensation

Quantitative Domestic Equity Portfolio Management Teams Base Salary and Performance Bonus.

The Investment Adviser provides compensation packages for its investment professionals, which are comprised of a base salary and a performance bonus. The year-end performance bonus is a function of each professional's individual performance; his or her contribution to the overall performance of the group; the performance of GSAM; the profitability of Goldman Sachs; and anticipated compensation levels among competitor firms.

Portfolio management teams are rewarded for their ability to outperform a benchmark while managing risk exposure. An individual's compensation depends on his/her contribution to the team as well as his/her ability to work as a member of the team.

The portfolio management team's performance measures are aligned with GSAM's goals to:

(1) Exceed benchmark over one-year and three-year periods; (2) Manage portfolios within a defined range around a targeted tracking error; (3) Perform consistently with objectives and client commitments; (4) Achieve top tier rankings and ratings; and (5) Manage all similarly mandated accounts in a consistent manner.

Performance-related remuneration for portfolio managers is significantly influenced by the following criteria:(1) Overall portfolio performance and consistency of performance over time; (2) Consistency of performance across accounts with similar profiles; (3) Compliance with risk budgets; and (4) Communication with other portfolio managers within the research process. In addition, detailed portfolio attribution is critical to the measurement process. The benchmark for the Fund(s) is the Russell 1000 Growth Index.

Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

19

Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

Conflicts of Interest. GSAM's portfolio managers are often responsible for managing one or more of the Portfolios as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Fund has adopted policies limiting the circumstances under which cross-trades may be effected between a fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Hotchkis and Wiley Capital Management LLC (HWCM)

Compensation Disclosure

Portfolio Managers of the Portfolio are supported by the full research team of HWCM. Compensation is used to reward, attract and retain high quality investment professionals. An investment professional, such as a Portfolio Manager, has a base salary and is eligible for an annual bonus. Some Portfolio Managers also are involved in client servicing, marketing and in the general management of HWCM and are evaluated and compensated based on these functions as well as their investment management activities.

HWCM believes consistent execution of the proprietary research process results in superior, risk-adjusted portfolio returns. It is the quality of the investment professional's execution of this process rather than the performance of particular securities that is evaluated in determining compensation. Compensation likewise is not tied to performance of the Funds or separate accounts, specific industries within the Funds or separate accounts or to any type of asset or revenue related objective, other than to the extent that the overall revenues of HWCM attributable to such factors may affect the size of HWCM's overall bonus pool.

Bonuses and salaries for investment professionals are determined by the Chief Executive Officer of HWCM using tools which may include, but are not limited to, annual evaluations, compensation surveys, feedback from other employees and advice from members of HWCM's Executive Committee and HWCM's Compensation Committee. The amount of the bonus usually is shaped by the total amount of HWCM's bonus pool available for the year, which is generally a function of net income, but no investment professional receives a bonus that is a pre-determined percentage of net income.

Each of the Portfolio Managers owns equity in HWCM. HWCM believes that the ownership structure of the firm is a significant factor in ensuring a motivated and stable employee base.

Description of Material Conflicts of Interest

The Funds are managed by HWCM's investment team ("Investment Team"). The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. HWCM may be restricted from purchasing more than a limited percentage of the outstanding shares of a company. If a company is a viable investment for more than one investment strategy, HWCM has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably.

Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay HWCM performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for HWCM to favor such accounts in making investment decisions and

The Target Portfolio Trust 20

allocations, HWCM has adopted polices and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.

Since all accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy.

J.P. Morgan Investment Management, Inc.

Potential Conflicts

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan)'s and its affiliates clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan's or its affiliate's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts it manages to participate in an offering to increase JP Morgan's or its affiliates' overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. It should be recognized that such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account's objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients, JP Morgan and its affiliates have have policies and procedures designed to manage the conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan's Codes of Ethics and JPMC's Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JP Morgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a

21

pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempts to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.

Portfolio Manager Compensation

J.P. Morgan Investment Management Inc. (JP Morgan)'s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JP Morgan's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these deferred amounts vest, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

LSV Asset Management

Portfolio Manager Compensation

LSV Portfolio Managers receive a base salary and bonus which is a function of overall firm profitability. In addition, each portfolio manager is a partner and receives a portion of the firm's net income.

Potential Conflicts

There are no material conflicts of interest.

Lee Munder Investments, Ltd.

Compensation

Portfolio managers at Lee Munder Investments Ltd. ("LMIL") are compensated through a combination of salary, bonus and partnership participation. Bonuses are formula driven based on assets managed, revenues, and performance relative to peer groups. Partnership units will be granted, at no cost, based on achieving certain asset or revenue hurdles.

Conflicts of Interest

LMIL's portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unrestricted partnerships. A portfolio manager may

The Target Portfolio Trust 22

manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

LMIL has fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, LMIL has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, LMIL has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. LMIL conducts periodic reviews of trades for consistency with these policies.

Marsico Capital Management, LLC

Portfolio Manager Compensation

Marsico Capital Management LLC's (MCM's) portfolio managers are generally subject to the compensation structure applicable to all MCM employees. As such, portfolio manager compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM's overall profitability for the period, and (2) individual achievement and contribution.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are rewarded through salary readjustments and greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM. In addition to salary and bonus, a portfolio manager may participate in other MCM benefits to the same extent and on the same basis as other MCM employees.

MCM does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Although performance may be a relevant consideration, to encourage a long-term horizon for managing portfolios, MCM evaluates a portfolio manager's performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, effectiveness of the manager's leadership within MCM's investment team, contributions to MCM's overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.

Material Conflicts

As a general matter, MCM faces the same need to balance the interests of different clients that any investment adviser with multiple clients might experience. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities subsequently decline.

The need to balance the interests of multiple clients may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM's Portfolio Management and Trade Management Policy and Procedures, when trades are aggregated on behalf of more than one account, MCM seeks to allocate such trades to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM's policy to seek to ensure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, MCM has adopted policies and procedures for allocating transactions across multiple accounts. MCM's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM's compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a

23

result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

NFJ Investment Group, LP
Compensation

NFJ believes that its compensation programs are competitively positioned to attract and retain high-caliber investment professionals. As described below, compensation includes a base salary and a variable bonus opportunity or profit sharing participation and may also include participation in other incentive compensation programs. In addition, a full employee benefit package is offered.

Base Salary. Each portfolio manager/analyst is paid a base salary. In setting the base salary, NFJ's intention is to be competitive in light of the particular portfolio manager/analyst's experience and responsibilities. Management of the firm evaluates competitive market compensation by reviewing compensation survey results of the investment industry conducted by an independent third party.

Annual Bonus or Profit Sharing. Portfolio managers who are Managing Directors of NFJ participate in NFJ's Non-Qualified Profit Sharing Plan. Other portfolio managers/analysts are eligible to receive an annual bonus which is tied to such portfolio manager/analyst's successful job performance.

Other Incentive Programs. Portfolio managers/analysts may be eligible to participate in a non-qualified deferred compensation plan, which allows participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio managers/analysts may also, from time to time, be granted specific deferred incentive awards. Portfolio managers/analysts who are not Managing Directors are also eligible to participate in the firm's Long Term Cash Bonus Plan. Each of the Managing Directors have also been awarded Allianz SE Restricted Stock Units which reflect changes in the value of Allianz SE stock. Grants of deferred incentive, Long Term Cash Bonus awards and Allianz SE Restricted Stock Units all vest over a period of time which NFJ believes helps align employee and firm interests.

Conflicts of Interest

Being an investment manager with multiple clients, there could be the potential conflict of interest while managing both the Funds and other accounts at the same time. Listed below are potential conflicts that an investment professional could face. NFJ has implemented compliance policies and procedures to attempt to address these potential issues.There is the potential conflict that a more attractive investment could be allocated to a higher fee paying account. A conflict could also arise if a disproportionate share amount of a security that is likely to increase in value is allocated to a favored account. NFJ has established allocation procedures to address fair and equitable allocation of all trades.

Pacific Investment Management Company LLC

Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to

The Target Portfolio Trust 24

complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

Portfolio Manager Compensation

PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

• 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;
• Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;
• Amount and nature of assets managed by the portfolio manager;
• Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
• Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis; • Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;
• Contributions to asset retention, gathering and client satisfaction;
• Contributions to mentoring, coaching and/or supervising; and
• Personal growth and skills added.

A portfolio manager's compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors' profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

25

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) ("Allianz"). In connection with the transaction, Mr.Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for ClassA Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The ClassA Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

RS Investment Management Co. LLC

Compensation

RS Investments professionals and executives maintain a significant ownership stake in the firm. RS Investments has three separate investment advisory operating divisions, each with separate compensation and bonus structures. William J. Wolfenden III and D. Scott Tracy are part of the Growth Group (the "Group").

In establishing salaries and bonuses, RS Investments considers information regarding industry compensation levels, which is prepared by a leading consulting firm. RS Investments sets salary and bonus levels by reference to other investment firms investing in similar categories.

In consultation with Terry R. Otton, Chief Executive Officer of RS Investments, the leaders of the Group (James L. Callinan, John L. Wallace, and William J. Wolfenden III), determine all salaries and bonuses for the Group for each fiscal year end. Salaries are based on industry standards, as described above.

Bonuses within the Group are based on a number of factors, including (1) pre-tax investment performance for each account managed by a portfolio manager compared to a relevant peer group over one- and three-year periods, with an emphasis on the most recent one-year period, and (2) experience.

Assets under management do not directly affect any individual's salary or bonus, although the amount of the Group's assets under management affect the fee revenue attributable to the Group, which in turn affects the maximum amount of money available for that Group's aggregate salaries and bonuses.

Certain portfolio managers also have an equity interest in RS Investments and so participate in overall firm profits, in addition to Group profits.

Conflicts of Interest

Whenever a portfolio manager manages multiple accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of each account and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities among the accounts. In addition, in certain instances, a portfolio manager may take conflicting positions in a particular security. For example, a portfolio manager may sell short a security for one account that another account holds long, or may take a long position in a security for one account that the portfolio manager has sold short for another account. RS Investments seeks to identify potential conflicts of interest resulting from a portfolio manager's management of multiple accounts, and has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts.

The Target Portfolio Trust 26

RS Investments and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fairover timeto all of its clients. RS Investments may give advice and take action with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is RS Investments' policy, to the extent practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts. It is RS Investments' policy that when the amount of securities of a particular issuer available to RS Investments' client accounts in an initial public offering is insufficient to meet the requirements of each account for which a portfolio manager has determined that the purchase of such securities is appropriate, RS Investment generally will allocate those securities among those accounts based on the size of each account as of the close of business on the preceding day. It is also RS Investments' policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in RS Investments' reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs. In many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts.

Thornburg Investment Management, Inc.
Compensation

The compensation of the portfolio manager includes an annual salary annual bonus, and company-wide profit sharing. The portfolio manager also owns equity shares in the investment manager, Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained form compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the portfolio manager, including the Fund; multiple year historical total return of accounts managed by the portfolio manager, including the Fund, relative to market performance and similar funds; single year historical total return of accounts managed by the portfolio manager, including the Fund, relative to market performance and similar funds; the degree of sensitivity of the portfolio manager to potential tax liabilities created for account holders in generating return, relative to overall return. There is no material difference in the method used to calculate the portfolio manager's compensation with respect to the Fund and other account managed by the portfolio manager, except that certain accounts managed by the portfolio manager may have no income or capital gains tax considerations. To the extent that the portfolio manager realizes benefits from capital appreciation and dividends paid to shareholders of the investment manager, such benefits accrue from the overall financial performance of the investment manager.

Conflicts of Interest

Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager's management of the fund's investments and the manager's management of other accounts. These conflicts could include:

  Allocating a favorable investment opportunity to one account but not another.

  Directing one account to buy a security before purchases through other accounts increase the price of the security in the market place.

  Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

  Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

The fund's investment manager, Thornburg Investment Management, Inc. ("Thornburg") has informed the fund that it has considered the likelihood that any material conflicts of interest could arise between the portfolio manager's management of the fund's investments and the portfolio manager's management of other accounts. Thornburg has also informed the fund that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

Transamerica Investment Management LLC

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Methods of Compensation

Portfolio Manager compensation is a combination of base salary, bonus incentive and profit sharing. Base salaries are reviewed and adjusted annually based on additional duties and experience. For purposes of determining the level of incentive compensation potential; track records (pre-tax) are based on full years of portfolio management for TIM. Therefore, for example, should an eligible participant hold a one and a half year track record, the eligible incentive compensation would be based on the manager's one year relative ranking. There are two weighted components taken into consideration for determining maximum incentive compensation amounts. These total 100% and consist of an objective and subjective component as further describes below:

  80% Objective-portfolio performance based calculation; based upon relative rankings of track record and return formula criteria. A portion of the objective component is necessarily subjective taking such items as co/multi-management responsibilities; portfolio performance upon assignment; length of time managing portfolio, customized client benchmarks, etc. into account in determining the Portfolio Manager's relative ranking. Senior management, at its discretion, determines the criteria to be used for evaluating how the rankings are determined for each Portfolio Manager under this objective component.

  20% Subjective-based upon additional contributions to the firm as a whole and consistent with responsibilities identified on position descriptions as updated on an annual basis, for example, general research contribution, behavioral competencies (e.g. team contributions; decision making capabilities; work ethic) quality of investment ideas, managerial duties outside of core responsibility, as determined by Senior Management.

The method used to determine the compensation for a portfolio manager is the same for all accounts managed by that portfolio manager, including the Target Portfolio.

Key investment personnel have ownership interests in TIM and areevaluated on an annual basis to determine additional allocations ofownership interest. Such interests entitle the owner to quarterly distribution of profits as well as certain liquidity features. The interests effectively vest over a determined time period so as to provide a retention incentive. This ownership feature is intended to create both stability and an entrepreneurial atmosphere at TIM.

Conflicts of Interest

At TIM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the Fund, TIM manages separate accounts for institutions and individuals. TIM manages potential conflicts between accounts through its allocation policies and procedures, internal review processes and oversight by senior management and its Investment Policy Committee. TIM has developed trade allocation policies to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities using procedures that it considers to be fair and equitable.

Vaughan Nelson Investment Management, LP
Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer. Portfolio management professionals are compensated through a fixed base salary, incentive bonus, a contribution to the firm's retirement plan and stock options. The bonus component is based primarily upon the performance of the strategy managed, as represented by a composite of all accounts qualifying for such composite relative to the Russell Universe peer group on a one year and rolling three year basis, an assessment of the quality of client service provided and the overall profitability of Vaughan Nelson. The contribution to the firm's retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to IRS limits) and such percentage is the same for all firm personnel. Key employees are allocated stock options at the discretion of the Compensation Committee as part of a long-term incentive package. There is no distinction of compensation amongst the Portfolio and any other accounts managed.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to a portion of the Strategic Partners Style Specific Fund may be presented with the following potential conflicts: 1) a conflict between the investment strategy of the Strategic Partners Style Specific portfolio and the other strategies and accounts managed by the portfolio manager with regard to the allocation of limited investment opportunities that may be appropriate for more than one investment strategy; 2) a conflict in the allocation of investment opportunities amongst accounts within the strategy employed by the Strategic Partners Style Specific portfolio; and 3) a conflict in the allocation of limited investment opportunities between the strategy employed by the Strategic Partners Style Specific portfolio and other managed accounts for which advisory fees are based upon the performance of the account Vaughan Nelson maintains policies and procedures in place that address these potential conflict of interest issues to aid in assuring that investment opportunities are allocated fairly and equitably amongst all client accounts.

The Target Portfolio Trust 28

Wellington Management Company, LLP

Compensation for Mortgage Backed Securities (MBS) Portfolio

The MBS Portfolio pays Wellington Management a fee based on the assets under management of the MBS Portfolio as set forth in the Investment Sub-Advisory Agreement between Wellington Management and Prudential Investments LLC on behalf of the MBS Portfolio. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the MBS Portfolio. The following information relates to the fiscal period ended October 31, 2007.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the MBS portfolio manager listed in the prospectus who is primarily responsible for the day-to-day management of the MBS Portfolio ("Portfolio Manager") includes a base salary and incentive components. The base salary for the Portfolio Manager is determined by the Portfolio Manager's experience and performance in his role as a portfolio manager. Base salary is reviewed annually and may be adjusted based on the recommendation of the Portfolio Manager's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the MBS Portfolio and generally each other account managed by such Portfolio Manager>

The incentive paid to the Portfolio Manager is based on the revenues earned by Wellington Management, which have no performance-related component. Wellington Management applies similar incentive structures to other accounts managed by the Portfolio Manager, including accounts with performance fees. Effective October 1, 2007, the Portfolio Manager's incentive payment relating to the MBS Portfolio is linked to the gross pre-tax performance of the MBS Portfolio managed by the Portfolio Manager compared to the Lehman Brothers MBS Fixed Rate Index ex Hybrid Arms over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm.

Conflicts of Interest between the MBS Portfolio and Other Accounts Sub-advised by Wellington Management

Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Portfolio Manager generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the MBS Portfolio. The Portfolio Manager makes investment decisions for each account, including the MBS Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another portfolio, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts.

Alternatively, these accounts may be managed in a similar fashion to the MBS Portfolio and thus the portfolios may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the MBS Portfolio.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the MBS Portfolio, or make investment decisions that are similar to those made for the MBS Portfolio, both of which have the potential to adversely impact the MBS Portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the MBS Portfolio and one or more other accounts at or about the same time, and in those instances the other accounts will have access

29

to their respective holdings prior to the public disclosure of the MBS Portfolio's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the MBS Portfolio to Wellington Management. Because incentive payments paid by Wellington Management are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

OTHER SERVICE PROVIDERS

Custodian. PFPC Trust Company, 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as Custodian for the Fund(s') portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Fund(s). Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent. Prudential Mutual Fund Services (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of each Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to each Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation and is reimbursed for its sub-transfer agent expenses which include an annual fee and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

The Fund's Board appointed PFPC Inc. as sub-transfer agent to the Fund. PMFShas contracted with PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFSwill compensate PFPC Inc. for such services.

For the most recently completed fiscal year, the Trust incurred fees for services provided by PMFS.

Fees Paid to PMFS
Portfolio Name	Amount
Large Capitalization Growth	$30,000
Large Capitalization Value	90,000
Small Capitalization Growth	83,000
Small Capitalization Value	186,000
International Equity	68,000
International Bond	31,000
Total Return Bond	69,000
Intermediate-Term Bond	60,000
Mortgage Backed Securities	40,000
U.S. Government Money Market	24,000

Note to PMFS Fee Table: During 2007 the Trust changed its fiscal year end from December 31 to October 31. The fees paid to PMFS are for the period from January 1, 2007 through October 31, 2007.

Independent Registered Public Accounting Firm. KPMG LLP, 345 Park Avenue, New York, New York 10154, served as the independent registered public accounting firm for the fiscal period ended October 31, 2007 and for the fiscalyears ended December 31, 2006, 2005 and 2004, and in that capacity will audit the annual financial statements for the next fiscal year. Other accountants previously served as the independent registered public accounting firm for the Fund(s).

DISTRIBUTION OF FUND SHARES

The Target Portfolio Trust 30

Distributor. Prudential Investment Management Services LLC (the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of each Portfolio. The Distributor is a subsidiary of Prudential.

Pursuant to a Distribution and Service Plan (the Plan), adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act, and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Class R shares of those Portfolios offering Class R shares. The Distributor also incurs the expenses of distributing each Portfolio's Class T shares under the Distribution Agreement, none of which are reimbursed or paid for by the Portfolios.

The expenses incurred under the Plan include commissions and account servicing fees paid to, or on account of brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and maiilng prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Portfolio shares, including lease, utility, communications and sales promotion expenses.

Under the Plan, each Portfolio is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees,a Portfolio will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit. The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale ofFund shares and the maintenance of related shareholder accounts.

Distribution expenses attributable to the sale of Class R shares of a Portfolio are allocated to each such class based upon the ratio of sales of each such class to the combined sales of Class R and Class T shares of a Portfolio, other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

The Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority vote of the Directors who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan or in any agreement related to the Plan (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of a Portfolio on not more than 30 days' written notice to any other party to the Plan. The Plan may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board in the manner described above. The Plan will automatically terminate in the event of its assignment. A Portfolio will not be contractually obligated to pay expenses incurred under the Plan if it is terminated or not continued.

Pursuant to the Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of each Portfolio by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plan remains in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

Pursuant to the Distribution Agreement,the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. In addition to distribution and service fees paid by a Portfolio under the Plan, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons which distribute shares of the Portfolios. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

Class R Sales Charge and Distribution Expense Information. Under the Class R Plan, a Portfolio may pay the Distributor for its distribution-related expenses with respect to Class R shares at an annual rate of up to .75 of 1% of the average daily net assets of the Class R shares. The Class R Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class R shares may be used as a service fee and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .75 of 1% of the average daily net assets of the Class R shares. The Prospectus discusses any contractual or voluntary fee waivers that may be in effect.

Payments Received by the Distributor
Portfolio	$ Amount Received
Large Cap Growth	58,546
Large Cap Value	58,491
Small Cap Growth	23,840

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Small Cap Value	28,433
International Equity	48,355
Total Return Bond	43,430

Amounts Spent by Distributor
	Printing & Mailing Prospectuses to Other than Current Shareholders	Compensation to Broker/Dealers for Commissions to Representatives and Other Expenses	Overhead Costs	Total Amount Spent by Distributor
Large Cap Growth Portfolio	$100	-	$32,700	$32,800
Large Cap Value Portfolio	100	-	25,600	25,700
Small Cap Growth Portfolio	100	-	10,400	10,500
Small Cap Value Portfolio	100	$300	15,600	16,000
International Equity Portfolio	100	-	21,000	21,100
Total Return Bond Portfolio	100	-	18,900	19,000

Note to Distributor Tables: During 2007 the Trust changed its fiscal year end from December 31 to October 31. The payments received by the Distributor and the amounts received by the Distributor are for the ten-month period from January 1, 2007 through October 31, 2007.

Fee Waivers and Subsidies. PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund(s). Fee waivers and subsidies will increase a Fund's total return.

Payments to Financial Services Firms. As described in the Prospectus, the Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares.

The list below includes the names of the firms (or their affiliated broker/dealers) that received from the Distributor revenue sharing payments of more than $10,000 in calendar year 2006 for marketing and product support of the Fund and other JennisonDryden and/or Strategic Partners funds as described above.

ACS HR Solutions
Bisys Retirement Services, Inc.
CitiStreet LLC
Fidelity Management Trust Company
John Hancock
LPL Financial
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Morgan Stanley
Nationwide Financial Services, Inc.
Pacific Life Network — Associated Securities
Pacific Life Network — Mutual Service Corp.
Pacific Life Network — Waterstone
Pruco Securities LLC
RBC Dain Rauscher, Inc.
Securities America
Smith Barney (Citigroup Global Markets)
Stanton Group
Sunguard (formerly MidAtlantic Capital Corp.)
TruSource
Wachovia Bank, National Association
Wachovia Securities, Inc.

COMPUTATION OF OFFERING PRICE PER SHARE

Using the net asset value of each Portfolio as of the most recently completed fiscal year, the offering prices of each Portfolio's shares were as follows:

Offering Price Per Share

The Target Portfolio Trust 32

Portfolio Name	Net Asset Value, Offering Price, and Redemption Price
Large Capitalization Growth
Class T	$17.55
Class R	$17.46
Large Capitalization Value
Class T	$16.31
Class R	$16.24
Small Capitalization Growth
Class T	$13.82
Class R	$13.73
Small Capitalization Value
Class T	$22.00
Class R	$21.90
International Equity
Class T	$20.13
Class R	$20.04
International Bond
Class T	$8.33
Total Return Bond
Class T	$10.60
Class R	$10.54
Intermediate Term Bond
Class T	$10.25
Mortgage Backed Securities
Class T	$9.95
U.S. Government Money Market
Class T	$1.00

Note to Offering Price Table: During 2007 the Trust changed its fiscal year end from December 31 to October 31. The offering price data shown in the table is as of the ten-month period ended October 31, 2007.

PORTFOLIO TRANSACTIONS & BROKERAGE

Each Fund has adopted a policy pursuant to which the Fund and its Manager, Subadviser(s) and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to that broker. Each Fund has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits a Fund, the Manager and the Subadviser(s) to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of a Fund and is not influenced by considerations about the sale of Fund shares.

The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for each Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. For purposes of this section, the term "Manager" includes the Subadviser. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable laws, Wachovia Securities and its affiliates, Prudential Equity Group LLC ("Prudential Equity") and its affiliates or one of the investment adviser's affiliates (an affiliated broker). Brokerage commissions on U.S. securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

In the over-the-counter market (OTC), securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. Each Fund will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal except in accordance with the rules of the Commission. Thus, it will not deal in the OTC market with Wachovia Securities or Prudential Equity acting as market maker, and it

33

will not execute a negotiated trade with an affiliated broker if execution involves Wachovia Securities or Prudential Equity acting as principal with respect to any part of the Fund's order.

In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect such transaction at a price and commission that provides the most favorable total cost of proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer databases, quotation equipment and services, research-oriented computer software and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultations. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund. The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Wachovia Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

Subject to the above considerations, Wachovia Securities and Prudential Equity may act as a broker or futures commission merchant for the Fund. In order for an affiliate of the investment adviser or Wachovia Securities (or an affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Directors of the Fund, including a majority of the Independent Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker (or any affiliate) are consistent with the foregoing standard. In accordance with Section
11(a) of the Securities Exchange Act of 1934, as amended, Wachovia Securities and Prudential Equity may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Wachovia Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Wachovia Securities and Prudential Equity from transactions effected for the Fund during the applicable period. Brokerage transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed upon Wachovia Securities and Prudential Equity by applicable law. Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or

The Target Portfolio Trust 34

are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by the Manager and other investment advisory clients of the Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The table(s) below sets forth information concerning the payment of commissions by the Fund, including the amount of such commissions paid to Wachovia Securities (or any affiliate) or Prudential Equity (or any affiliate) for the indicated fiscal periods:

Large Capitalization Growth Portfolio
	2007	2006	2005
Total brokerage commissions paid by the Portfolio	$104,558	$170,044	$272,562
Total brokerage commissions paid to affiliated brokers	None	197	None
Percentage of total brokerage commissions paid to affiliated brokers	N/A	0.12%	N/A
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	N/A	0.03%	N/A

Large Capitalization Value Portfolio
	2007	2006	2005
Total brokerage commissions paid by the Portfolio	$212,198	$214,870	$200,334
Total brokerage commissions paid to affiliated brokers	3,266	18,097	1,148
Percentage of total brokerage commissions paid to affiliated brokers	1.54%	8.42%	0.57%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	1.91%	10.71%	0.53%

Small Capitalization Growth Portfolio
	2007	2006	2005
Total brokerage commissions paid by the Portfolio	$326,256	$459,123	$623,659
Total brokerage commissions paid to affiliated brokers	None	207	None
Percentage of total brokerage commissions paid to affiliated brokers	N/A	0.05%	N/A
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	N/A	0.02%	N/A

Small Capitalization Value Portfolio
	2007	2006	2005
Total brokerage commissions paid by the Portfolio	$362,985	$261,750	$303,851
Total brokerage commissions paid to affiliated brokers	$136	3,714	164
Percentage of total brokerage commissions paid to affiliated brokers	0.04%	1.42%	0.05%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	0.03%	1.65%	0.01%

International Equity Portfolio
	2007	2006	2005
Total brokerage commissions paid by the Portfolio	$218,345	$248,128	$237,659
Total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of total brokerage commissions paid to affiliated brokers	N/A	N/A	N/A
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	N/A	N/A	N/A

International Bond Portfolio
	2007	2006	2005
Total brokerage commissions paid by the Portfolio	$11,023	$5,573	$2,813
Total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of total brokerage commissions paid to affiliated brokers	N/A	N/A	N/A
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	N/A	N/A	N/A

Mortgage Backed Securities Portfolio
	2007	2006	2005
Total brokerage commissions paid by the Portfolio	$6,533	$5,263	$2,104
Total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of total brokerage commissions paid to affiliated brokers	N/A	N/A	N/A
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	N/A	N/A	N/A

35

Total Return Bond Portfolio
	2007	2006	2005
Total brokerage commissions paid by the Portfolio	$64,555	$39,790	$21,383
Total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of total brokerage commissions paid to affiliated brokers	N/A	N/A	N/A
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	N/A	N/A	N/A

Intermediate-Term Bond Portfolio
	2007	2006	2005
Total brokerage commissions paid by the Portfolio	$42,980	$22,759	$16,334
Total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of total brokerage commissions paid to affiliated brokers	N/A	N/A	N/A
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	N/A	N/A	N/A

U.S. Government Money Market Portfolio
	2007	2006	2005
Total brokerage commissions paid by the Portfolio	None	None	None

Note to Brokerage Commissions Tables: During 2007 the Trust changed its fiscal year end from December 31 to October 31. The brokerage commissions shown for 2007 are for the ten-month period from January 1, 2007 through October 31, 2007.

The Fund(s) is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of the most recently completed fiscal period. As of the most recently completed fiscal period, the Fund(s) held the following securities of its regular brokers and dealers.

The Target Portfolio Trust 36

Broker-Dealer Securities Holdings ($) (as of most recently completed fiscal year)
Portfolio Name	Broker-Dealer	Equity or Debt	Amount
Large Capitalization Growth
	Goldman Sachs Group, Inc.	E	$9,575
	Lehman Brothers Holdings, inc.	E	$3,612
	Morgan Stanley Dean Witter & Co.	E	$1,606
	JPMorgan Chase & Co.	E	$1,434
Large Capitalization Value
	Goldman Sachs Group, Inc.	E	$842,928
	JPMorgan Chase & Co.	E	$2,227,800
	Lehman Brothers Holdings, Inc.	E	$785,416
	Morgan Stanley Dean Witter & Co.	E	$5,017,596
Small Capitalization Growth
	Thomas Weisel Partners Group, Inc.	E	$866,315
International Equity
	Barclays PLC	E	$2,500,497
	BNP Paribas	E	$2,634,245
	Credit Suisse Group	E	$1,634,125
	Deutsche Bank AG	E	$2,386,753
	UBS AG	E	$5,941,510
International Bond
	Barclays Capital Inc.	D	$202,927
	Bear, Stearns & Co., Inc.	D	$428,245
	Credit Suisse	D	$238,409
	Goldman, Sachs & Co.	D	$102,364
	JPMorgan Chase & Co.	D	$528,900
	Merrill Lynch & Co.	D	$96,009
Mortgage Backed Securities
	Credit Suisse	D	$60,153
	JPMorgan Chase & Co.	D	$1,022,125
	Morgan Stanley	D	$955,631
Total Return Bond
	Morgan Stanley	D	$1,780,000
	Bear, Stearns & Co., Inc.	D	$567,000
	Merrill Lynch & Co.	D	$361,000
Intermediate-Term Bond
	Barclays Capital Inc.	D	$2,333,658
	Lehman Brothers Inc.	D	$1,784,214
	Bear, Stearns & Co., Inc.	D	$5,257,260
	Merrill Lynch & Co.	D	$1,727,287
	Credit Suisse	D	$331,141
	Goldman, Sachs & Co.	D	$4,026,040
U.S. Government Money Market
		None	None

37

ADDITIONAL INFORMATION

Fund History. The Trust, organized as a statutory business trust in 1992 under the laws of Delaware, is a trust fund of the type commonly known as a "business trust."

Description of Shares and Organization. The shareholders of the Portfolios are each entitled to a full vote for each full share of beneficial interest (par value $.001 per share) held (and fractional votes for fractional shares). Shares of each Portfolio are entitled to vote as a class only to the extent required by the provisions of the Investment Company Act or as otherwise permitted by the Trustees in their sole discretion.

Pursuant to the Investment Company Act, shareholders of each Portfolio have to approve changes in certain investment policies of a Portfolio.

In accordance with the Trust's Agreement and Declaration of Trust, the Board may authorize the creation of additional series of shares and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

Shares of the Trust, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Trust under certain circumstances. Each share is equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Portfolio is entitled to its portion of all of the Portfolio's assets after all debts and expenses of the Portfolio have been paid. The Trust's shares do not have cumulative voting rights for the election of Trustees.

The Trust does not intend to hold annual meetings of shareholders unless otherwise required by law. The Trust will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Trust's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business. The Trust will render assistance to those shareholders who call such a meeting.

The Target Portfolio Trust 38

PRINCIPAL SHAREHOLDERS

To the knowledge of the Trust, the following persons/entities owned beneficially or of record 5% or more of Portfolio shares as of the date indicated:

Prinicipal Portfolio Shareholders (as of December 10, 2007)
Portfolio Name	Shareholder Name	Address	Share Class	No. of Shares / % of Portfolio
Large Capitalization Growth	Prudential Investments FBO Mutual Fund Clients	Prudential Investments 100 Mulberry Street Newark, NJ 07102	N/A	17,235,255 / 98.06%
	PIMS / Prudential Retirement as Nominee for the TTEE Cust Plan 006 SmartSolution IRA	PIMS / Prudential Retirement 200 Wood Avenue South Iselin, NJ 08830	R	2,085,541 / 99.99%
Large Capitalization Value	Prudential Investments FBO Mutual Fund Clients	Prudental Investments 100 Mulberry Street Newark, NJ 07102 Attn: PruChoice Unit	N/A	20,751,080 / 91.81%
	PIMS / Prudential Retirement as Nominee for the TTEE Cust Plan 006 SmartSolution IRA	PIMS / Prudential Retirement 200 Wood Avenue South Iselin, NJ 08830	R	2,187,660 / 99.99%
Small Capitalization Growth	Prudential Investments FBO Mutual Fund Clients	Prudental Investments 100 Mulberry Street, Newark, NJ 07102 Attn: PruChoice Unit	N/A	9,677,261 / 98.54%
	PIMS / Prudential Retirement as Nominee for the TTEE Cust Plan 006 SmartSolution IRA	PIMS / Prudential Retirement 200 Wood Avenue South Iselin, NJ 08830	R	1,086,579 / 99.99%
Small Capitalization Value	Prudential Investments FBO Mutual Fund Clients	Prudental Investments 100 Mulberry Street Newark, NJ 07102 Attn: PruChoice Unit	N/A	10,640,294 / 57.54%
	PIMS / Prudential Retirement as Nominee for the TTEE Cust Plan 006 SmartSolution IRA	PIMS / Prudential Retirement 200 Wood Avenue South, Iselin, NJ 08830	R	784,450 / 99.55%
	Fidelity Investments Institutional Operations Inc. (FIIOC) As Agent for Certain Employee Benefit Plans	100 Megellan Way #KWIC Covington, KY 41015	N/A	1,928,792 / 10.43%
	ING Life Insurance & Annuity Company	151 Farmington Avenue Hartford CT 06156	N/A	2,708,126 / 14.64%
International Bond	Prudential Investments FBO Mutual Fund Clients	Prudental Investments 100 Mulberry Street Newark, NJ 07102 Attn: PruChoice Unit	N/A	4,582,778 / 98.86%
Intermediate Term Bond	Prudential Investments FBO Mutual Fund Clients	Prudental Investments 100 Mulberry Street Newark, NJ 07102 Attn: PruChoice Unit	N/A	22,165,212 / 98.06%
International Equity	Prudential Investments FBO Mutual Fund Clients	Prudental Investments 100 Mulberry Street Newark, NJ 07102 Attn: PruChoice Unit	N/A	13,921,933 / 95.43%
	PIMS / Prudential Retirement as Nominee for the TTEE Cust Plan 006 SmartSolution IRA	PIMS / Prudential Retirement 200 Wood Avenue South Iselin, NJ 08830	R	1,521,054 / 99.99%
Total Return Bond	Prudential Investments FBO Mutual Fund Clients	Prudental Investments 100 Mulberry Street Newark, NJ 07102 Attn: PruChoice Unit	N/A	17,151,328 / 97.85%

39

	PIMS / Prudential Retirement as Nominee for the TTEE Cust Plan 006 SmartSolution IRA	PIMS / Prudential Retirement 200 Wood Avenue South Iselin, NJ 08830	R	2,553,846 / 99.96%
U.S. Government Money Market	Prudential Investments FBO Mutual Fund Clients	Prudental Investments 100 Mulberry Street Newark, NJ 07102 Attn: PruChoice Unit	N/A	63,362,450 / 98.69%
Mortgage Backed Securities	Prudential Investments FBO Mutual Fund Clients	Prudental Investments 100 Mulberry Street Newark, NJ 07102 Attn: PruChoice Unit	N/A	7,143,514 / 99.19%

As of the date of this Statement of Additional Information, the Directors and Officers of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of the Portfolios.

FINANCIAL STATEMENTS

The financial statements for the fiscal period ended October 31, 2007 incorporated in this SAI by reference to the 2007 annual report to shareholders (File No. 811-7064), have been so incorporated in reliance on the report of KPMG LLP, independent registered public accounting firm. You may obtain a copy of the annual report at no charge by request to the Trust by calling (800) 225-1852 or by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

The Target Portfolio Trust 40

INVESTMENT RISKS AND CONSIDERATIONS

Set forth below are descriptions of some of the types of investments and investment strategies that a Fund may use, and the risks and considerations associated with those investments and investment strategies. Please see the Prospectus and the "Fund Classification, Investment Objectives and Policies" Section in Part I ofthe SAI, which sets forth each Fund's principal investment objective(s) and identifies certain of the non-principal investments and strategies that may be used.

Information contained in this section about the risks and considerations associated with a Fund's investments and/or investment strategies applies only to those Funds specifically identified in Part I of the SAI as making a type of investment or using an investment strategy (each, a "Covered Fund"). Information that does not apply to a Covered Fund does not form a part of that Covered Fund's SAI and should not be relied on by investors in that Covered Fund. Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of that Covered Fund's SAI. In this section the term "Manager" includes a Fund's subadviser.

ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments include collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities, CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

ASSET-BASED SECURITIES. Certain Funds may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. For the purposes of a Fund's investment policies, these securities are referred to as "asset-based securities." A Fund will purchase only asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated investment grade (i.e., AAA, AA, A or BBB by Standard & Poor's ("S&P") or Fitch Ratings ("Fitch") or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or commercial paper rated A-1 by S&P or Prime-1 by Moody's) or of issuers that the Manager has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered "investment grade," may have certain

41

speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If the asset-based security is backed by a bank letter of credit or other similar facility, the Manager may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset.

The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. As an example, assume gold is selling at a market price of $300 per ounce and an issuer sells a $1,000 face amount gold-related note with a seven-year maturity, payable at maturity at the greater of either $1,000 in cash or the then market price of three ounces of gold. If at maturity, the market price of gold is $400 per ounce, the amount payable on the note would be $1,200. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

PRECIOUS METAL-RELATED SECURITIES. A Fund may invest in the equity securities of companies that explore for, extract, process or deal in precious metals, e.g., gold, silver and platinum, and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company's precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, affect adversely the financial condition of such companies.

The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

BORROWING AND LEVERAGE. A Fund may borrow up to 33 1/3% of the value of its total assets (calculated at the time of the borrowing). The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage."

A Fund may borrow from time to time, at the investment adviser's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the investment adviser's opinion, unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity.A Fund will only borrow when there is an expectation that it will benefit a Fund after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund. Certain Funds may borrow through forward rolls, dollar rolls or reverse repurchase agreements.

CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Manager will consider both the yield on the convertible security relative to its credit quality

The Target Portfolio Trust 42

and the potential capital appreciation that is offered by the underlying common stock, among other things.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, a Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.
Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a "Cash-Settled Convertible"), (ii) a combination of separate securities chosen by the Manager in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a "Manufactured Convertible") or (iii) a synthetic security manufactured by another party.

Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Manager by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income ("fixed income component") or a right to acquire equity securities ("convertibility component"). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features ("equity features") granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total "market value" of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.

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More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Manager may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Manager may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Manager believes such a Manufactured Convertible would better promote a Fund's objective than alternate investments. For example, the Manager may combine an equity feature with respect to an issuer's stock with a fixed income security of a different issuer in the same industry to diversify the Fund's credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, "combined" to create a Manufactured Convertible. For example,a Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event a Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and under-perform during periods when corporate fixed-income securities outperform Treasury instruments.

CERTIFICATES OF DEPOSIT. The Federal Deposit Insurance Corporation and the Federal Savings and Loan Insurance Corporation, which are agencies of the United States Government, insure the deposits of insured banks and savings and loan associations, respectively, up to $100,000 per depositor. Current federal regulations also permit such institutions to issue insured negotiable certificates of deposit (CDs) in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured as to principal, such CDs must currently be limited to $100,000 per bank or savings and loan association. Interest on such CDs is not insured.

CORPORATE LOANS. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate ("LIBOR") or the prime rate of U.S. banks. As a result, the value of corporate loan investments is generally responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, a Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a "syndicate." The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment, or there might be a delay in the Fund's recovery. By investing in a corporate loan, a Fund becomes a member of the syndicate.

As in the case of junk bonds, the Corporate Loans in which a Fund may invest can be expected to provide higher yields than higher-rated fixed income securities but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between Corporate Loans and junk bonds. Corporate Loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give Corporate Loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loans will be repaid in full. Corporate Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the Prime Rate of a U.S. bank, or that may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of LIBOR. Consequently, the value of Corporate Loans held by a Fund may be expected to fluctuate significantly less than the value of fixed rate junk bond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for Corporate Loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.

A Fund may acquire interests in Corporate Loans by means of a novation, assignment or participation. In a novation, a Fund would succeed to all the rights and obligations of the assigning institution and become a contracting party under the credit agreement with respect to the debt obligation. As an alternative, a Fund may purchase an assignment, in which case the Fund may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution's rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower. In purchasing a loan participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement,

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nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

CUSTODIAL RECEIPTS. Obligations issued or guaranteed as to principal and interest by the U.S. government, foreign governments or semi-governmental entities may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds. Typically, custodial receipts have their unmatured interest coupons separated ("stripped") by their holder. Having separated the interest coupons from the underlying principal of the government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. CATS and TIGRs are not considered U.S. government securities by the staff of the Commission. Such notes and bonds are held in custody by a bank or a brokerage firm on behalf of the owners. The Fund will not invest more than 5% of its assets in such custodial receipts.

DEBT SECURITIES. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Fund's investment in that issuer. Credit risk is reduced to the extent a Fund limits its debt investments to U.S. Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

DEPOSITARY RECEIPTS. A Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs") are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs") are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts ("GDRs") are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into or for which they may be converted or exchanged.

DERIVATIVES. A Fund may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.A Fund may use Derivatives for hedging purposes. Certain Funds may also use derivatives to seek to enhance returns. The use of a Derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Fund invests in a Derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that Derivative, which may sometimes be greater than the Derivative's cost. No Fund may use any Derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Exchange-Traded Funds. Certain Funds may invest in Exchange-Traded Funds (ETFs). ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs provide another means, in addition to futures and options on indexes, of including stock index exposure in these Funds' investment strategies.

HEDGING. Hedging is a strategy in which a Derivative or security is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures

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positions also could have an adverse impact on a Fund's ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option. There can be no assurance that a Fund's hedging strategies will be effective or that hedging transactions will be available to a Fund. No Fund is required to engage in hedging transactions and each Fund may choose not to do so.

INDEXED AND INVERSE SECURITIES. A Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Fund may invest in a security whose value is based on changes in a specific index or that pays interest based on the current value of an interest rate index, such as the prime rate. A Fund may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Funds may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities may involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, a Fund may be required to pay substantial additional margin to maintain the position.)

The Manager recently reevaluated the financial statement presentation of certain inverse securities, which are commonly referred to as inverse floaters, under the provisions of Statement of Financial Accounting Standards No. 140 ("FAS 140"). The application of the provisions of FAS 140 entailed a reclassification of transactions in which a Fund sells a municipal bond to a special purpose trust in order to create an inverse floater which the Fund receives from such trust in a financing transaction. The trust also issues floating rate notes to third parties. The Fund receives interest payments on inverse floaters that bear an inverse relationship to the interest paid on the floating rate notes. These transactions were previously classified as a sale for financial statement presentation purposes. While such inverse floaters expose the Fund to leverage risk, they do not constitute borrowings for purposes of the Fund's restrictions on borrowings. Inverse floaters otherwise acquired by the Fundare not currently subject to this reevaluation under FAS 140.

Future financial statements for a Fund will reflect the application of the provisions of FAS 140, regardless of materiality. Pursuant to FAS 140, the Fund will record interest on the full amount of the municipal bonds held in the special purpose trusts as interest income and the Fund also will record the interest to holders of the floating rate certificates and fees associated with the trust as interest expense in the Statement of Operations. This change will cause the Fund's expense ratio to increase. However, neither the Fund's net income nor its distributions to shareholders is impacted since the increase in interest expense will be offset by a corresponding amount of increased income on the bonds now deemed to be owned by the Fund (instead of only the interest the Fund received on the inverse floater certificates it held directly).

To the extent that a Fund owns such inverse floaters as of the financial reporting period end, another important change pursuant to FAS 140 is that the Fund's gross assets would increase by the par amount of the floating rate certificates issued by the affected special purpose trusts, with a corresponding increase in the Fund's liabilities. The Fund's net assets and net asset value per share should not be affected by this change in accounting because the increase in gross assets will be offset by a corresponding increase in liabilities.

SWAP AGREEMENTS. Certain Fund smay enter into swap transactions, including but not limited to, equity, interest rate, index, credit default, total return and, to the extent that it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. In addition,certain Funds may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index or other investments or instruments. Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to

The Target Portfolio Trust 46

the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.

To the extent that a Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the Manager and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Fund will enter into swaps only with counterparties meeting certain creditworthiness standards (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines approved by the Fund's Board of Directors).

Unless otherwise noted, a Fund's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed by the Fund) is limited to 15% of its net assets.

CREDIT DEFAULT SWAP AGREEMENTS AND SIMILAR INSTRUMENTS. Certain Funds may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a Fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit default swaps and similar instruments involve greater risks than if a Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks. A Fund will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least oneNRSRO at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When a Fund acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

CREDIT LINKED SECURITIES. Among the income producing securities in which a Fund may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such a credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive. A Fund's investments in these instruments are

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indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

TOTAL RETURN SWAP AGREEMENTS. Certain Funds may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Unless otherwise noted, a Fund's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed by the Fund) is limited to 15% of its net assets.

OPTIONS ON SECURITIES AND SECURITIES INDEXES. A Fund may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an "index"), such as an index of the price of U.S. Treasury securities or an index representative of short term interest rates.

Types of Options. A Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an "index"), such as an index of the price of treasury securities or an index representative of short term interest rates. Such investments may be made on exchanges and in theOTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below.

A Fund may only write call options which are "covered," meaning that the Fund either (i) owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its Custodian, upon conversion or exchange of other securities currently held in its portfolio; or (ii) the Fund segregates cash or other liquid assets, in an amount equal to or greater than its obligation under the option.

CALL OPTIONS. A Fund may purchase call options on any of the types of securities or instruments in which it may invest. A call option gives a Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

Each Fund may only write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a Fund owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its Custodian), upon conversion or exchange of other securities currently held in its portfolio or with respect to which a Fund has established cover by segregating liquid instruments on its books. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be

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realized on the securities alone. By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out a Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining. Also, with respect to call options written by a Fund that are covered only by segregated portfolio securities, the Fund is exposed to the risk of loss equal to the amount by which the price of the underlying securities rises above the exercise price.

PUT OPTIONS. A Fund may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Fund also may purchase uncovered put options.

Each Fund may write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. A Fund will receive a premium for writing a put option, which increases the Fund's return.

FUTURES. A Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits a Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect a Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or a Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

A Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. A Fund may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

A Fund may only write "covered" put and call options on futures contracts. A Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. A Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its futures custody manager or as otherwise permitted by

49

applicable law with respect to such option). There is no limitation on the amount of a Fund's assets that can be segregated.

Each Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a "commodity pool operator" under the CEA and each Fund is operated so as not to be deemed to be a "commodity pool" under the regulations of the Commodity Futures Trading Commission.

FOREIGN EXCHANGE TRANSACTIONS. A Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or, with respect to certain Funds, to seek to enhance returns. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by a Fund, sold by a Fund but not yet delivered, or committed or anticipated to be purchased by a Fund.

As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. "Straddles" of the type that may be used by a Fund are considered to constitute hedging transactions and are consistent with the policies described above. No Fund will attempt to hedge all of its foreign portfolio positions.

FORWARD FOREIGN EXCHANGE TRANSACTIONS. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Funds, to seek to enhance returns. A Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. A Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. A Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

CURRENCY FUTURES. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See "Futures" above. Currency futures involve substantial currency risk, and also involve leverage risk.

CURRENCY OPTIONS. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See "Types of Options" above and "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

LIMITATIONS ON CURRENCY HEDGING. Most Funds will not speculate in Currency Instruments although certain Funds may use such instruments to seek to enhance returns. Accordingly, a Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. A Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a "cross-hedge"). A Fund will only enter into a cross-hedge if the Manager believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is

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denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

RISK FACTORS IN HEDGING FOREIGN CURRENCY RISKS. Hedging transactions involving Currency Instrumentshave substantial risks, including correlation risk. While a Fund's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the NAV of the Fund's shares, the NAV of the Fund's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, a Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

It may not be possible for a Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

RISK FACTORS IN DERIVATIVES. Derivatives are volatile and involve significant risks, including:

Credit Risk — the risk that the counterparty on a Derivative transaction will be unable to honor its financial obligation to a Fund.

Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments, a Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

A Fund intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.

Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Fund to potential losses, which exceed the amount originally invested by the Fund. When a Fund engages in such a

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transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments. A Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

DISTRESSED SECURITIES. A Fund may invest in securities, including corporate loans purchased in the secondary market, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P or Fitch) or which, if unrated, are in the judgment of the Manager of equivalent quality ("Distressed Securities"). Investment in Distressed Securities is speculative and involves significant risks. Distressed Securities frequently do not produce income while they are outstanding and may require a Fund to bear certain extraordinary expenses in order to protect and recover its investment.

A Fund will generally make such investments only when the Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.

FOREIGN INVESTMENT RISKS

Certain Funds may invest in foreign equity and/or debt securities. Foreign debt securities include certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

Foreign Market Risk. Funds that may invest in foreign securities offer the potential for more diversification than a Fund that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position.

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Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect a Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk and Exchange Risk. Securities in which a Fund invests may be denominated or quoted in currencies other than the
U.S. dollar. Changes in foreign currency exchange rates will affect the value of a Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition.

Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, thereby reducing the amount available for distribution to shareholders.

ILLIQUID OR RESTRICTED SECURITIES. Each Fund may invest in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments. A Fund may invest in securities that are not registered ("restricted securities") under the Securities Act.

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Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of a Fund's investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict a Fund's ability to conduct portfolio transactions in such securities.

A Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Directors have determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Directors. The Directors have adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will continue to develop, the Directors will carefully monitor a Fund's investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

INITIAL PUBLIC OFFERING RISK. The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

INVESTMENT IN EMERGING MARKETS. Certain Funds may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the International Bank for Reconstruction and Development (World Bank), the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit a Fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected markets.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in

The Target Portfolio Trust 54

more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund's acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

RESTRICTIONS ON CERTAIN INVESTMENTS. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the1940 Act, a Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the 1940 Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Fund to invest indirectly in certain developing countries. New shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies. See also "Investments in Other Investment Companies."

RISKS OF INVESTING IN ASIA-PACIFIC COUNTRIES. In addition to the risks of foreign investing and the risks of investing inemerging markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. Certain Funds may make substantial investments in Asia-Pacific countries. There is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of the Fund.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Fund itself, as well as the value of securities in the Fund's

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portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies. Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments. Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.

Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. There can be no assurance that a Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Fund's purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. For example, in September 1998, Malaysia imposed currency controls that limited a Fund's ability to repatriate proceeds of Malaysian investments. It is possible that Malaysia, or certain other countries may impose similar restrictions or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available to meet redemptions. Depending on a variety of financial factors, the percentage of a Fund's portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Fund's assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week. In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The1940 Act restricts a Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may restrict a Fund's investments in certain foreign banks and other financial institutions.

RISK OF INVESTMENTS IN RUSSIA. A Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia's banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company's share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective

The Target Portfolio Trust 56

state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a Fund to lose its registration through fraud, negligence or mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either by itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive a Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While each Fund intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to a Fund.

INVESTMENT IN OTHER INVESTMENT COMPANIES. Each Fund may invest in other investment companies, including exchange traded funds. In accordance with the1940 Act, a Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the1940 Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in securities of any investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.) Each Fund has received an exemptive order from the Commission permitting it to invest in affiliated registered money market funds and short-term bond funds without regard to such limitations, provided, however, that in all cases the Fund's aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Fund's total assets at any time. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.See also "Restrictions on Certain Investments."

JUNK BONDS. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the Manager believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for a Fund. The major risks in junk bond investments include the following:

  Junk bonds are issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer's industryand to general economic conditions. Issuers of junk bonds may be unableto meet their interest or principal payment obligations because of aneconomic downturn, specific issuer developments or the unavailability ofadditional financing.

  The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also maybe lessened by specific issuer developments, or the unavailability ofa dditional financing. J unk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If an issuer redeems the junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

  Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

  Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Fund's portfolio securities than in the case of securities trading in a more liquid market.

  A Fund may incur expenses to the extent necessary to seek recovery upondefault or to negotiate new terms with a defaulting issuer.

LIQUIDITY PUTS OR CALLS. A Fund may also purchase a permissible instrument or investmenttogether with the right to resell or purchase the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a put, and such a right to purchase is commonly known as a call. The aggregate price which a Fund pays for instruments with puts or calls may be higher than the price which otherwise would be paid for the instruments. The purpose of this practice is to permit a Fund to be fully invested while preserving the necessary liquidity to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. A Fund may choose to exercise puts during periods in which proceeds from sales of its shares and from recent sales of portfolio securities are insufficient to meet redemption requests or when the funds available are otherwise allocated for investment. A Fund may choose to exercise calls during periods in which funds are available for investment. In determining whether to exercise puts or calls prior to their expiration date and in selecting which puts or calls to exercise in such circumstances, a Fund's investment adviser considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts or calls, any future commitments for

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securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in a Fund.

MONEY MARKET INSTRUMENTS. Certain Funds may invest in money market instruments. Money market instruments include cash equivalents and short-term obligations of U.S. banks, certificates of deposit, short-term obligations issued or guaranteed by the U.S. Government or its agencies. Money market instruments also include bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and foreign branches, by foreign banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and funding agreements issued by, U.S. and foreign corporations.

MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in fixed-income securities and in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are "pass-through" securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to a Fund. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by a Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

Mortgage-backed securities can be collateralized by either fixed-rate mortgages or adjustable rate mortgages. Fixed-rate mortgage securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon fixed rate mortgages.

Generally, adjustable rate mortgage securities (ARMs) have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed-rate mortgage securities (FRMs) is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

The underlying mortgages which collateralize the ARMs in which each Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Fund. Under certain interest rate and prepayment scenarios, a Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.

Most mortgage-backed securities are issued by federal government agencies such as the Government National Mortgage Association ("Ginnie Mae"), or by government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac") or the Federal National Mortgage Association ("Fannie Mae"). Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and

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backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Such securities generally have very little credit risk, but may be subject to substantial interest rate risks. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk.

MUNICIPAL SECURITIES. Certain Funds may, from time to time, invest in municipal bonds, which may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.

A Fund may invest in municipal notes including tax, revenue and bond anticipation notes which are issued to obtain funds for various public purposes. A Fund may invest in municipal asset-backed securities, which are debt obligations, often issued through a trust or other investment vehicles that are backed by municipal debt obligations and accompanied by a liquidity facility. A Fund may invest in municipal securities with the right to resell such securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date. Such a right to resell is commonly referred to as a "put" or "tender option."

Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the OTC market.

The interest rates payable on certain municipal bonds and municipal notes are not fixed and may fluctuate based upon changes in market rates. Municipal bonds and notes of this type are called "variable rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby a Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability of a Fund to maintain a stable NAV per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation.

Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow a Fund to demand payment of the obligation on short notice at par plus accrued interest, which amount may, at times, be more or less than the amount the Fund paid for them. Some floating rate and variable rate securities have maturities longer than 397 calendar days but afford the holder the right to demand payment at dates earlier than the final maturity date. Such floating rate and variable rate securities will be treated as having maturities equal to the demand date or the period of adjustment of the interest rate whichever is longer.

An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. See "Indexed and Inverse Securities."

REAL ESTATE RELATED SECURITIES. Although no Fund may invest directly in real estate, certain Funds may invest in equity securities of issuers that are principally engaged in the real estate industry. Therefore, an investment in such a Fund is subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; and investment in developments that are not completed or that are subject to delays in completion; and changes in interest

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rates. To the extent that assets underlying a Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Investments by a Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights. In addition, if a Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its federal income tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Internal Revenue Code.

REAL ESTATE INVESTMENT TRUSTS (REITs). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Internal Revenue Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in certain REITs involves risks similar to those associated with investing in small capitalization companies. These REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as these REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

REPURCHASE AGREEMENTS. A Fund may invest in securities pursuant to repurchase agreements. A Fund will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Fund's repurchase agreement procedures.

Under such agreements, the other party agrees, upon entering into the contract with a Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.

In the case of a repurchase agreement, as a purchaser, a Fund will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.

A Fund may participate in a joint repurchase agreement account with other investment companies managed by PI pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Certain Funds may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified tiem and price. See "Repurchase Agreements."

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Certain Funds may enter into dollar rolls. In a dollar roll, a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, a Fund foregoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. The Fund will establish a segregated account in which it will maintain cash or other liquid assets, marked to market daily, having a value equal to its obligations in respect of dollar rolls.

Dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities, the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.

SECURITIES LENDING. Consistent with applicable regulatory requirements, a Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of a Fund do not exceed in the aggregate 33 1/3 % of the value of a Fund's total assets and provided that such loans are callable at any time by a Fund and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay a Fund an amount equivalent to any dividend or interest paid on such securities and a Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that a Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and a Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of a Fund. On termination of the loan, the borrower is required to return the securities to a Fund, and any gain or loss in the market price during the loan would inure to a Fund. Since voting or consent rights which accompany loaned securities pass to the borrower, a Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on a Fund's investment in the securities which are the subject of the loan. A Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

SECURITIES OF SMALLER OR EMERGING GROWTH COMPANIES. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative.The Manager believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Small cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Fund of portfolio securities to meet redemptions or otherwise may require a Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the Manager's judgment, such disposition is not desirable.

While the process of selection and continuous supervision by the Manager does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In

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addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries.The Manager believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. A Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Fund management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles. Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the federal government by means of price controls, regulations or litigation.

SHORT SALES AND SHORT SALES AGAINST-THE-BOX. Certain Funds may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When a Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. The Fund may not be able to limit any losses resulting from share price volatility if the security indefinitely continues to increase in value at such specified time. For all Funds except those sub-advised by Jennison Associates LLC ("Jennison Sub-advised Funds"), a Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Fund is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short, or (2) a Fund must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment over of any payments received by a Fund on such security, a Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes a Fund to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

For Jennison Sub-advised Funds, a Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Fund is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) a Fund must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment over of any payments received by a Fund on such security, a Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes a Fund to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

Certain Funds may also make short sales against-the-box. A short sale against-the-box is a shortsale in which the Fund owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further

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consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated ona Fund's records or with its Custodian.

SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government entity's policy towards the International Monetary Fund and the political constraints to which a government entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to government entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

STANDBY COMMITMENT AGREEMENTS. A Fund may enter into standby commitment agreements. These agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. A Fund will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. A Fund segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment. There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from any appreciation in the value of the security during the commitment period. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Fund's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

STRIPPED SECURITIES. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or "IO" security) and the other to receive the principal payments (the principal only or "PO" security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

STRUCTURED NOTES. Certain Funds may invest in structured notes. The values of the structured notes in which a Fund will invest may be linked to equity securities or equity indices or other instruments or indices("reference instruments"). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security, instrument,or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference

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instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

SUPRANATIONAL ENTITIES. A Fund may invest in debt securities of supranational entities. Examples include theWorld Bank, the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

YANKEE OBLIGATIONS. Some Funds may invest in U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States (Yankee obligations). Debt securities of quasi-governmental entities are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. These include, among others, the Province of Ontario and the City of Tokyo.

TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. Each Fund may temporarily invest without limit in money market instruments, including commercial paper of U.S. corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities, as part of a temporary defensive strategy or to maintain appropriate liquidity to meet anticipated redemptions. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

A Fund also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Fund shares or during periods of portfolio restructuring.

UTILITY INDUSTRIES. Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during aninflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities held in a Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The Manager believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend

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their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates. The Manager seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

A Fund's investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the Manager believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets for the Fund will increase.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The Manager will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers. In a period of rising interest rates, the allowed rates of return may not keep pace with the utilities' increase costs. The construction and operation of nuclear power facilities are subject to increased scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Increased scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

The rating agencies look closely at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution which is expected to be the least competitive and the more regulated part of the business may see higher ratings given the greater predictability of cash flow.

A number of states are considering or have enacted deregulation proposals. The introduction of competition into the industry as a result of such deregulation has at times resulted in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become "stranded assets," which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, in anticipation of increasing competition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer's balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the

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electric utilities industry.

Telecommunications. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive, national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies which may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of utility services to both residential, corporate and governmental customers.

Gas. Gas transmission companies and gas distribution companies are undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Manager, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation. However, technological or regulatory changes within the industry may delay or prevent this result.

Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth. In the opinion of the Manager, there may be opportunities for certain companies to acquire other water utility companies and for foreign acquisition of domestic companies. The Manager believes that favorable investment opportunities may result from consolidation of this segment. As with other utilities, however, increased regulation, increased costs and potential disruptions in supply may adversely affect investments in water supply utilities. There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

WARRANTS AND RIGHTS. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make a Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

WHEN ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. A Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future.A Fund enters into these transactions to obtain what is considered an advantageous price tothe Fund at the time of entering into the transaction. No Fund has established any limit on the percentage of its assets that may be committed in connection with these transactions. When a Fund purchases securities in these transactions,the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

U.S. GOVERNMENT SECURITIES. Certain Funds may invest in adjustable rate and fixed rate U.S. Government securities. U.S. Government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government guarantees do not extend to the yield or value of the securities or a Fund's shares. Not all U.S.

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Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. U.S. Government guarantees do not extend to the yield or value of the securities or a Fund's shares.

Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of GNMA, the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

Certain Funds may also invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. A Fund may also invest in custodial receipts held by a third party that are not U.S. Government securities.

ZERO COUPON SECURITIES, PAY-IN-KIND SECURITIES AND DEFERRED PAYMENT SECURITIES. Certain Funds may invest in zero coupon securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received income ("phantom income") annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit

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yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

A Fund accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals. In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund's portfolio. Further, to maintain its qualification for pass-through treatment under the Federal tax laws, a Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the income accrued but not yet received. The required distributions will result in an increase in a Fund's exposure to such securities.

Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Holders of these types of securities are deemed to have received phantom income annually, notwithstanding that cash may not be received currently. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.

In addition to the above described risks, there are certain other risks related to investing in zero coupon, pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Fund's exposure to such securities.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Shares of the Funds may be purchased at a price equal to the next determined net asset value per share.

Issuance of Fund Shares for Securities

Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to: (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of a Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market and (d) are approved by the Manager.

Restrictions on Sales of Fund Shares

The payment of redemption proceeds may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange (the NYSE) is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

NET ASSET VALUE

All Funds (Except U.S. Government Money Market Portfolio)

The price an investor pays for each share is based on the share value. For each Fund the share value—known as the net asset value per share or NAV— is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. Each Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. For purposes of computing a Fund's NAV, the Fund will value the Fund's futures contracts generally 15 minutes after the close of regular trading on the NYSE. A Fund may not compute its NAV on days on which no orders to purchase, sell or exchange shares of the Fund have been received or on days on which changes in the value of the Fund's portfolio securities do not materially affect its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price, as provided by a pricing service or principal market marker. Securities included on the Nasdaq Market are valued at the Nasdaq Official Closing Price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq Market Securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are

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actively traded in the over-the-counter (OTC) market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be OTC, are valued at the mean between the last reported bid and asked prices provided by principal market makers.

OTC options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or if there was no sale on the applicable commodities exchange on such day, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board.

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of a Fund. Portfolio securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board in consultation with the Subadviser, Adviser or Manager, as applicable, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the Manager or Subadviser regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other JennisonDryden or Strategic Partners mutual funds; and such other factors as may be determined by the Adviser, Manager, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the Subadviser or Manager believes were priced incorrectly.

A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the Subadviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of a Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager may determine that one or more of the Fund's portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Fund's Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund's NAV and the Manager presents these valuations to the Board for its ratification.

Short-term debt securities are valued at cost, with interest accrued of discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available, otherwise a primary market maker).

Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgment of the Subadviser or Manager, does not present fair value, shall be valued in accordance with the following procedures: At the time of purchase, the duration of the security is to be determined. A Treasury issue (or similar security or index for which market quotes are readily available) (the "Proxy") of similar duration will then be selected to serve as a Proxy for the price movements of the security. The price of the security will fluctuate exactly as does the Proxy while maintaining the initial price spread constant. The duration of the security will be reviewed once a month by one or more of the portfolio managers, and at any other time that a portfolio manager believes that there may have been a material change in the duration of the security. Should the duration change, another security or index of similar duration will be chosen to serve as proxy, at which point the price spread will be determined. In addition, the validity of the pricing methodology will be monitored by (1)

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comparing the actual sales proceeds of the security to its price reported by the Fund at the time of the sale and (2) periodically obtaining actual market quotes for the security.

As long as a Fund declares dividends daily, the net asset value of each class of shares of the Fund will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

U.S. Government Money Market Portfolio

The Fund's NAV per share is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares.

The Fund uses the amortized cost method of valuation to determine the value of its portfolio securities. In that regard, the Fund's Board of Directors has determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase only instruments having remaining maturities of thirteen months or less, and to invest only in securities determined by the investment adviser under the supervision of the Board of Directors to be of minimal credit risk and to be of "eligible quality" in accordance with regulations of the Commission. The remaining maturity of an instrument held by the Fund that is subject to a put is deemed to be the period remaining until the principal amount can be recovered through demand or, in the case of a variable rate instrument, the next interest reset date, if longer. The value assigned to the put is zero. The Board of Directors also has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of a Fund's portfolio holdings by the Board, at such intervals as deemed appropriate, to determine whether the Fund's NAV calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board, and if such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize gains or losses, the shortening of average portfolio maturity, the withholding of dividends or the establishment of NAV per share by using available market quotations.

The Fund computes its NAV at the close of regular trading on the NYSE, (usually 4:00 PM New York time), on each day the NYSE is open for trading. In the event that the NYSE closes before 4:00p.m., you will receive the following day's NAV if your order to sell is received after the NYSE closes. The NYSE is closed on most national holidays and on Good Friday. The Fund may not determine its NAV on days when no orders to purchase, sell or exchange Fund shares have been received or days on which changes in the value of the Fund's securities do not materially affect the NAV.

SHAREHOLDER SERVICES

Automatic Reinvestment of Dividends and/or Distributions

For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of each of the Funds at net asset value per share on the payment date, unless the Directors determine otherwise. An investor may direct the TARGET Program sponsor in writing not less than five full business days prior to the payment date to have subsequent dividends and/or distributions paid in cash rather than reinvested. Shareholders investing through Plan accounts cannot elect to receive dividends and distributions in cash. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such distribution at net asset value by returning the check or the proceeds to the TARGET Program sponsor within 30 days after the payment date. Such reinvestment will be made at the net asset value per share next determined after receipt of the check or proceeds by the TARGET Program sponsor.

Exchange Privilege

Shares of a Fund may be exchanged without payment of any exchange fee for shares of another Fund at their respective net asset values. An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.

Systematic Withdrawal Plan

A systematic withdrawal plan is available to shareholders of the Trust through Prudential Securities. The withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount up to the value of a shareholder's shares in the Trust.

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The shareholder must instruct the Program sponsor of the amount that he or she wishes to withdraw under the Plan, whether such withdrawal should occur monthly, quarterly, semi-annually or annually, and which Funds should be redeemed in order to satisfy the request. The Program sponsor will then redeem sufficient full and fractional shares of the applicable Funds to provide for the amount of the systematic withdrawal. The Plan may be terminated at any time and the Distributor reserves the right to initiate a fee of up to $5 per systematic withdrawal, upon 30 days' notice to the shareholder. Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

Furthermore, each systematic withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Each shareholder should consult his or her tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan. Retirement plan shareholders should also consult with their plan sponsor to determine if their retirement plan would permit the shareholder to participate in the systematic withdrawal plan.

TAXES, DIVIDENDS AND DISTRIBUTIONS

The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

Qualification as a Regulated Investment Company. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net tax-exempt income and investment company taxable income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

Net capital gains of a Fund that are available for distribution to shareholders will be computed by taking into account any applicable capital loss carryforward. If a Fund has a capital loss carryforward, the amount and duration of any such capital loss carryforward will be set forth at the end of this section.

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a "qualified publicly traded partnership" (as such term is defined in the Code).

Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of (x) any one issuer (other than United States government securities or securities of other regulated investment companies), or of two or more issuers (other than securities of other regulated investment companies) of which the Fund owns 20% or more of the voting securities and which are engaged in the same, similar or related trades or businesses or (y) one or more "qualified publicly traded partnerships" (as such term is defined in the Code).

A Fund's investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

If for any year a Fund does not qualify as a regulated investment company, or fails to meet the Distribution Requirement, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In addition, in the event of a failure to qualify, a Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) for taxable years beginning prior to January 1, 2011, to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of

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corporate shareholders. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be subject to taxation on any net built-in-gains (i.e., the excess of the aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) recognized for a period of ten years, or, under certain circumstances, may have to recognize and pay tax on such net built-in-gain, in order to qualify as a regulated investment company in a subsequent year.

Excise Tax on Regulated Investment Companies. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which a Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income, including qualified dividend income, for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to borrow money or liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Investments. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by a Fund. A Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the Distribution Requirement. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the Distribution Requirement. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules. The foregoing concepts are explained in greater detail in the following paragraphs.

Gains or losses on sales of stock or securities by a Fund generally will be treated as long-term capital gains or losses if the stock or securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call or otherwise holds an offsetting position, with respect to the stock or securities. Other gains or losses on the sale of stock or securities will be short-term capital gains or losses.

If an option written by a Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Gain or loss on the sale, lapse or other termination of options acquired by a Fund on stock or securities and on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending on the holding period of the option.

Certain Fund transactions may be subject to wash sale, short sale, constructive sale, conversion transaction, constructive ownership transaction and straddle provisions of the Code that may, among other things, require a Fund to defer recognition of losses or convert long-term capital gain into ordinary income or short-term capital gain taxable as ordinary income.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute taxable ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

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In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund's hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Debt securities acquired by a Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income subject to the Distribution Requirement referred to above. Market discount generally is the excess, if any, of the principal amount of the security (or, in the case of a security issued at an original issue discount, the adjusted issue price of the security) over the price paid by the Fund for the security. Original issue discount that accrues in a taxable year is treated as income earned by a Fund and therefore is subject to the Distribution Requirement. Because the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to borrow money or dispose of other securities and use the proceeds to make distributions to satisfy the Distribution Requirement.

Certain futures contracts and certain listed options (referred to as Section 1256 contracts) held by the Funds will be required to be "marked to market" for federal income tax purposes at the end of a Fund's taxable year, that is, treated as having been sold at the fair market value on the last business day of the Fund's taxable year. Except with respect to certain foreign currency forward contracts, sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and forty percent will be treated as short-term capital gain or loss. Any net mark-to-market gains may be subject to the Distribution Requirement referred to above, even though a Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition thereof generally also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares.

A Fund may make investments in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the Distribution Requirement, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. A Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.

Alternatively, a Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If a Fund made such an election, with such election being made separately for each PFIC owned by the Fund, the Fund would be required to include in income each year and distribute to shareholders in accordance with the Distribution Requirement, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. A Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. A Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

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Notwithstanding any election made by a Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

A Fund may invest in real estate investment trusts ("REITs"). Such Fund's investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income. REITs will generally be able to pass through the tax treatment of tax-qualified dividends they receive.

Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations not yet issued, but that may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are expected to provide that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by shareholders, with the same consequences as if shareholders held the related REMIC residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will be subject to an excise tax equal to 100% of such unrelated business taxable income. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

Fund Distributions. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder in a taxable year beginning before January 1, 2011 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%, and 20% thereafter. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

Dividends paid by a Fund that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. Dividends paid by a Fund will be exempt from federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund's tax-exempt interest income as long as 50% or more of the value of the Fund's assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for federal income tax purposes and as long as the Fund properly designates such dividends as exempt-interest dividends. Exempt-interest dividends from interest earned on

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municipal securities of a state, or its political subdivisions, are generally exempt from income tax in that state. However, income from municipal securities from other states generally will not qualify for tax-free treatment. On November 5, 2007, the United States Supreme Court held oral arguments on an appeal from a decision of a Kentucky appellate court which held that provisions of Kentucky tax law that provided a tax exemption for interest on Kentucky municipal bonds while taxing interest on bonds issued by other states violated the United States Constitution. A decision is expected from the Supreme Court sometime before the end of June 2008. The outcome of this appeal and its effect, if any, on any exemption from state or local income taxes of dividends from the Fund designated as exempt-interest dividends, or on the market value of a Fund, cannot be predicted.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund will not be deductible for U.S. federal income tax purposes to the extent it relates to exempt-interest dividends received by a shareholder. If a shareholder receives exempt-interest dividends with respect to any share of a Fund and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by a Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. In addition, the receipt of dividends and distributions from a Fund may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (ii) subject to the federal "branch profits" tax, or the federal "excess net passive income" tax.

A Fund may either retain or distribute to shareholders its net capital gain (i.e., excess net long term capital gain over net short term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Distributions by a Fund that exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any distribution in excess of such tax basis will be treated as gain from the sale of its shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

Sale or Redemption of Shares. A shareholder will recognize gain or loss on the sale or redemption of shares in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares (1) pursuant to a reinvestment right received upon the purchase of the original shares and (2) at a reduced load charge (i.e., sales or additional charge), then any load charge incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of such shares, to the extent the original load charge does not exceed any reduction of the load charge with respect to the acquisition of the subsequent shares. To the extent the original load charge is not taken into account on the disposition of the original shares, such charge shall be treated as incurred in

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connection with the acquisition of the subsequent shares. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of long-term capital gain dividends received on (or undistributed long-term capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized in a taxable year beginning before January 1, 2011 is generally taxed at a maximum rate of 15%, and 20% thereafter, where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Backup Withholding. A Fund will be required in certain cases to withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service ("IRS") for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

If a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Foreign Shareholders. Dividends paid to a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares ofa Fund, capital gain dividend sand amounts retained by the Fund that are designated as undistributed capital gains. Interest-related dividends and short-term capital gains dividends received from a regulated investment company and that are designated as such are exempt from the 30% withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid in a taxable year beginning prior to January 1, 2008, and generally applies to income that would not be subject to the 30% tax if earned by the foreign person directly. With respect to interest-related dividends, this exemption does not apply if a Fund does not receive a statement on IRS Form W-8 stating that the shareholder is not a U.S. person. The Fund does not intend to make such designations.

The foregoing applies when the foreign shareholder's income from a Fund is not effectively connected with a U.S. trade or business. If the income froma Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

A distribution from a Fund to foreign shareholders who have held more than 5% of the Fund at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable, if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT and if 50% or more of the value of the Fund's assets are invested in REITs and other U.S. real property holding corporations. There are also certain restrictions regarding the use of wash sales and substitute payments.

In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

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Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty, except that for a foreign shareholder who dies on or before December 31, 2007, certain rules, if applicable, may exempt a proportion of the regulated investment company shares held by such decedent from inclusion in his gross estate for U.S. federal estate tax purposes.

Foreign Taxes. A Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% by value of the total assets of the Fund at the close of the taxable year consists of stock or securities of foreign issuers, the Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.

If the Fund makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of the Fund's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by the Fund and (ii) the portion of any actual dividend paid by the Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from the Fund paid in taxable years beginning before January 1, 2007 will be treated as "passive" or "financial services" income and dividends paid in taxable years beginning after December 31, 2006 will generally be treated as "passive" or "general" income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of the Fund's foreign income taxes. In addition, shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by the Fund unless certain holding period requirements are met.

The Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. The Fund will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

State and Local Tax Matters. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gains distributions from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to consequences of these and other state and local tax rules affecting investment in a Fund.

Capital Loss Carryforwards. For federal income tax purposes, certain Portfolios had capital loss carryforwards as of October 31, 2007. The approximate amounts of such capital loss carryfowards are set forth below.

Small Capitalization Growth: $3,809,000 expiring October 31, 2010, and $6,731,000 expiring October 31, 2011. Total amount of capital loss carryforwards is $10,540,000.

International Bond: $739,000 expiring October 31, 2015. Total amount of capital loss carryfowards is $739,000.

Total Return Bond: $293,000 expiring October 31, 2014. Total amount of capital loss carryfowards is $239,000.

Intermediate-Term Bond: $2,994,000 expiring October 31, 2013. $1,132,000 expiring October 31, 2014. $351,000 expiring October 31, 2015. Total amount of capital loss carryfowards is $4,477,000.

Mortgage Backed Securities: $384,000 expiring October 31, 2008. $970,000 expiring October 31, 2011. $255,000 expiring October 31, 2012. $65,000 expiring October 31, 2013. $1,665,000 expiring October 31, 2014. $900,000 expiring October 31, 2015. Total amount of capital loss carryforwards is $4,239,000.

U.S. Government Money Market: $400 expiring October 31, 2014. Total amount of capital loss carryforwards is $400.

Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforwards.

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Prior year capital loss carryforwards were used to offset net taxable capital gains realized in the fiscal period ended October 31, 2007 approximately as follows:

Small Capitalization Growth: $14,249,000
Total Return Bond: $603,000
U.S. Government Money Market: $2,000

DISCLOSURE OF PORTFOLIO HOLDINGS

A Fund's portfolio holdings as of the end of the second and fourth fiscal quarters are made public, as required by law, in the Fund's annual and semi-annual reports. These reports are filed with the Commission on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. A Fund's annual and semi-annual reports are posted on the Fund's website at www.jennisondryden.com (for the JennisonDryden Funds) or at www.prudential.com (for certain other funds advised by Prudential Investments LLC). A Fund's portfolio holdings as of the end of the first and third fiscal quarters are made public and filed with the Commission on Form N-Q within 60 days after the end of the Fund's first and third fiscal quarters.

In addition, a Fund will provide a full list of its portfolio holdings as of the end of each month on its website within approximately 30 days after the end of the month. A Fund may also release its top ten holdings, sector and country breakdowns, and largest industries on a quarterly or monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted on the Fund's website.

When authorized by a Fund's Chief Compliance Officer and another officer of the Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above. The Fund has entered into ongoing arrangements to make available information about the Fund's portfolio holdings. Parties receiving this information may include intermediaries that distribute the Fund's shares, third-party providers of auditing, custody, proxy voting and other services for the Fund, rating and ranking organizations, and certain affiliated persons of the Fund, as described below. The procedures utilized to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1. A request for release of fund holdings shall be provided by such third party setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release, and frequency (e.g., level of detail staleness). The request shall address whether there are any conflicts of interest between the Fund and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund.

2. The request shall be forwarded to the Chief Compliance Officer of the Fund, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the fund holdings information.

4. An officer of the Fund shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of fund holdings information.

6. PI's Fund Administration Department shall arrange for the release of fund holdings information by the Fund's custodian bank(s).

As of the date of this SAI, each Fund will provide:

1. Traditional External Recipients/Vendors

  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

  Full holdings on a daily basis to ISS (securities class action claims administrator) at the end of each day;

  Full holdings on a daily basis to a Fund's Subadviser(s), Custodian Bank, sub-custodian (if any) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day. When a Fund has more than one Subadviser, each Subadviser receives holdings information only with respect to the "sleeve" or segment of the Fund for which the Subadviser has responsibility;

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  Full holdings to a Fund's independent registered public accounting firm as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and

  Full holdings to financial printers as soon as practicable following the end of a Fund's quarterly, semi-annual and annual period-ends.

2. Analytical Service Providers

  Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following a Fund's fiscal quarter-end;

  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

  Full holdings on a daily basis to FactSet Research Systems Inc. and Lipper, Inc. (investment research providers) at the end of each day;

  Full holdings on a daily basis to Vestek (for preparation of fact sheets) at the end of each day (Target Portfolio Trust, and selected JennisonDryden and Strategic Partners Funds only);

  Full holdings to Frank Russell Company (investment research provider) at the end of each month (Jennison Small Company Fund only);

  Full holdings on a monthly basis to Fidelity Advisors (wrap program provider) approximately five days after the end of each month (Jennison Growth Fund and certain other selected JennisonDryden and/or Strategic Partners Funds only); and

  Full holdings on a weekly basis to SG Constellation (a financing company) approximately one day after the end of the week (Strategic Partners Mutual Funds, Inc. only).

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by a Fund's Chief Compliance Officer and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on or further disseminating confidential information, including portfolio holdings information.

The Board has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight over a Fund's disclosure of portfolio holdings to the Chief Compliance Officer.

There can be no assurance that a Fund's policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

In connection with providing investment advisory services to its clients, Wellington Management has ongoing arrangements to disclose non-public portfolio holdings information to the following parties:

Brown Brothers Harriman & Co. performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis.

FactSet Research Systems Inc. provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.

Investment Technology Group, Inc. provides analytical services for Wellington Management and receives portfolio holdings information on a weekly basis.

Automatic Data Processing, Inc. provides proxy voting services for Wellington Management and receives portfolio holdings information on a daily basis.

State Street Bank and Trust Company performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis.

PROXY VOTING

The Board has delegated to each Fund's investment manager, PI, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. Each Fund authorizes the Manager to delegate, in whole or in part, its proxy voting authority

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to its investment subadviser or third party vendors consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.

The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

The Manager delegates to each Fund's Subadviser(s) the responsibility for voting the Fund's proxies. The Subadviser is expected to identify and seek to obtain the optimal benefit for the Fund it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Subadviser or its affiliates. The Manager and the Board expect that the Subadviser will notify the Manager and Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Commission. Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available on the Fund's website and on the Commission's website at www.sec.gov.

A summary of the proxy voting policies of the Subadviser(s) is set forth in the Appendix to this SAI.

CODES OF ETHICS

The Board of Directors of each Fund has adopted a Code of Ethics. In addition, the Manager, investment subadviser(s) and Distributor have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally, persons who have access to information about the Fund's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

Regulatory and Litigation Matters (applicable to PIMCO only)

Since February 2004, PIMCO, AGI, AGID, and certain of their affiliates, and certain employees, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern "market timing," and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern "revenue sharing" and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series during specified periods, or as derivative actions.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in "market timing" and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the Trust's motion to dismiss claims asserted against it in a consolidated amended complaint where the Trust was named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants' motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant to the consolidated action. PIMCO strongly believes the complaint (and any consolidated complaint filed hereafter) is without merit and intends to vigorously defend itself.

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Certain funds were recently served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.'s bankruptcy in the District of New Jersey.PIMCO was previously named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain funds are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain funds were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court's decision giving permission to file the adversary proceeding and remanded the matter to Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a "cost-benefit" analysis of the Committee's claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

It is possible that these matters and/or other developments resulting from these matters could result in increased fund redemptions or other adverse consequences to a fund. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on a fund or on PIMCO's or AGID's ability to perform their respective investment advisory or distribution services relating to a fund. The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

APPENDIX I: DESCRIPTION OF BOND RATINGS

STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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Commercial Paper Ratings

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Notes Ratings

An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note. ·

  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Debt Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

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C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  Leading market positions in well-established industries.

  High rates of return on funds employed.

  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.

FITCH, INC.

International Long-Term Credit Ratings

AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

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CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

International Short-Term Credit Ratings

F1: Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic investment.

Plus (+) or Minus (-): Plus or minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.

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APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS

EARNEST Partners LLC

1. Proxy Policies

The best interest of clients and plan participants (the "Client") will be the sole consideration of EARNEST Partners (the "Adviser") when voting proxies of portfolio companies. Each proxy issue will receive individual consideration based on the relevant facts and circumstances. As a general rule, the Adviser will vote against actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. Following is a partial list of issues that require special attention: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, and provisions limiting shareholder rights.

In addition, the following will be adhered to unless the Adviser is instructed otherwise in writing by the Client:

  The Adviser will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.

  The Adviser will not announce its voting intentions or the reasons for a particular vote.

  The Advisor will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.

  The Adviser will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

  All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing the Adviser's concerns for its Clients' interests and not in an attempt to influence the control of management.

With respect to ERISA accounts, the Adviser will act prudently, solely in the interest of plan participants and beneficiaries and for the exclusive purpose of providing benefits to them. It is the Adviser's policy to fully comply with all ERISA provisions regarding proxy voting for ERISA accounts and to the extent possible, amend its policies and procedures from time to time to reflect the Department of Labor's views of the proxy voting duties and obligations imposed by ERISA with respect to ERISA accounts.

2. Proxy Procedures

The Adviser has designated a Proxy Director. The Proxy Director will consider each issue presented on each portfolio company proxy. The circumstances underlying each proxy issue will be given careful individual attention. The Proxy Director will also use all available resources, including proxy evaluation services, to assist in the analysis of proxy issues. Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above and the Adviser's Proxy Voting Guidelines. Therefore, it is possible that actual votes may differ from these general policies and the Adviser's Proxy Voting Guidelines. In the case where the Adviser has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (such as Institutional Shareholder Services) to assist in its analysis of voting issues and the actual voting of proxies to ensure that a decision to vote the proxies was based on the Client's best interest and was not the product of a conflict of interest. In the event the services of an outside third party professional are not available in connection with a conflict of interest, the Adviser will seek the advice of the Client.

A detailed description of the Adviser's specific Proxy Voting Guidelines will be furnished upon request. You may also obtain information about how the Adviser has voted with respect to portfolio company securities by calling, writing, or emailing us at:

EARNEST Partners 1180 Peachtree Street NE, Suite 2300, Atlanta, GA 30309

invest@earnestpartners.com

404-815-8772

The Adviser reserves the right to change these policies and procedures at any time without notice.

Hotchkis and Wiley Capital Management, LLC

Proxy Voting Summary

Generally, and except to the extent that a client otherwise instructs Hotchkis and Wiley Capital Management, LLC ("HWCM") in writing, HWCM will vote (by proxy or otherwise) in all matters for which a shareholder vote is solicited by, or with respect to, issuers of securities beneficially held in client accounts in such manner as HWCM deems appropriate in accordance with its written policies

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and procedures. These policies and procedures set forth guidelines for voting typical proxy proposals. However, each proxy issue will be considered individually in order that HWCM may consider what would be in its clients' best interest. Further, where a proxy proposal raises a material conflict of interest between the interests of HWCM and its client, HWCM will vote according to its predetermined specific policy. The Compliance Department will review the vote to determine that the decision was based on the client's best interest rather than the best interest of the HWCM. HWCM may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the clients' overall best interest not to vote under the circumstances, such as when the cost of voting exceeds the expected benefit. For example, to the extent that HWCM receives proxies for securities that are transferred into a client's portfolio that were not recommended or selected by HWCM and are sold or expected to be sold promptly in an orderly manner ("legacy securities"), HWCM will generally refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further HWCM's interest in maximizing the value of client investments. HWCM may consider an institutional client's special request to vote a legacy security proxy, and if agreed would vote such proxy in accordance with HWCM's guidelines. If HWCM is authorized to exercise proxy voting rights for a client account, HWCM will vote the proxies for securities beneficially held by the custodian for the portfolio as of the record date of the shareholder meetings (settlement date). Securities not held by the custodian as of the record date (e.g., due to an unsettled purchase or securities lending) will not be voted by HWCM.

HWCM utilizes a third party service provider to provide administrative assistance in connection with the voting of proxies, including certain record keeping and reporting functions.

Goldman Sachs Asset Management, L.P.

Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust, on behalf of the Goldman Sachs Funds (the "Funds"), have delegated the voting of portfolio securities to Goldman Sachs Asset Management, L.P. and Goldman Sachs Asset Management International (collectively the "Investment Adviser"). The Investment Adviser has adopted policies and procedures (the "Policy") for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Funds. Under the Policy, the Investment Advisers' guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company's shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. Senior management of the Investment Adviser will periodically review the Policy to ensure that it continues to be consistent with the Investment Adviser's guiding principles.

Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser follows proxy voting guidelines (the "Guidelines") developed by Institutional Shareholder Services ("ISS"), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is the Investment Adviser's policy generally to follow the Guidelines and recommendations from ISS, the Investment Adviser's portfolio management teams ("Portfolio Management Teams") retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

In addition to assisting the Investment Adviser in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Investment Adviser to determine whether they are consistent with the Investment Adviser's guiding principles. ISS also assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.

The Investment Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Investment Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.

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The Investment Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Investment Adviser's use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS's recommendations, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.

Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund's managers based on their assessment of the particular transactions or other matters at issue.

J.P. Morgan Investment Management, Inc. The Board of Trustees has delegated to JPMIM proxy voting authority with respect to the fund's portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the fund, the fund's Board of Trustees has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues.

JPMIM is part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM has encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the fund on the one hand, and the fund's sub-adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

  Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

  Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

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  JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.·JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

  JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

  JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

  JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

  JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, JPMIM will generally vote against such proposals and vote for revoking existing plans.

  Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

  With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

  The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

  JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

  JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

  JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

  JPMIM votes against proposals for a super-majority vote to approve a merger.

  JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

  JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.·JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

LSV Asset Management

LSV Asset Management ("LSV") has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted.

LSV's purely quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. LSV therefore will retain an independent, expert third party, currently Institutional Shareholder Services ("ISS"). ISS will implement LSV's proxy voting process, provide assistance in developing guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients' best interests are served by voting decisions, and provide analysis of proxy issues on a case-by-case basis. LSV is responsible for monitoring ISS to ensure that proxies are adequately voted. LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client. Where the client has provided proxy voting guidelines to LSV, those guidelines will be followed, unless it is determined that a different vote would add more value to the client's holding of the security in question. Direction from a client on a particular proxy vote will take precedence over the guidelines. Clients are sent a copy of their respective guidelines on an annual basis. LSV's use of ISS is not a delegation of LSV's fiduciary obligation to vote proxies for clients.

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Should a material conflict arise between LSV's interest and that of its clients (e.g., a client bringing a shareholder action has solicited LSV's support; LSV manages a pension plan for a company whose management is soliciting proxies; or an LSV employee has a relative involved in management at an investee company), LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service. A written record will be maintained describing the conflict of interest, and an explanation of how the vote taken was in the client's best interest.

LSV may refrain from voting a proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.

Clients may receive a copy of LSV's voting record for their account by request. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV's voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.

Recordkeeping. In accordance with the recordkeeping rules, LSV will retain copies of its proxy voting policies and procedures; a copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR); a record of each vote cast on behalf of a client (maintained by the proxy voting service); a copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service); a copy of clients' written requests for proxy voting information and a copy of LSV's written response to a client's request for proxy voting information for the client's account; and LSV will ensure that it may obtain access to the proxy voting service's records promptly upon LSV's request.

Lee Munder Investments, Ltd.

Voting Guidelines for the Lee Munder Investments, Ltd (the "Firm") are outlined below and generally seek to maximize shareholder value.

Board of Directors: Our investment strategies seek to favor companies in which we believe there is positive growth potential or other attributes. We generally do not take positions in companies with the intent of effecting change. As a result, we would normally vote in favor of the Board slate presented. However, there are some actions by directors that would result in votes being withheld. These instances may include: unsatisfactory attendance; actions that appear to not be in the best interests of shareholders, including implementation of poison pills, ignoring a shareholder proposal that is approved by a majority of the shares outstanding, failing to act on takeover offers where the majority of the shareholders have tendered their shares; where such directors are inside directors and the inside directors represent a large percentage of the board, and may also sit on the audit, compensation, or nominating committees; directors who enacted egregious corporate governance polices or fail to replace management as appropriate would be subject to recommendations to withhold votes. Auditors: We would generally vote in favor of the Board recommendation, unless an auditor has financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position. Option plans: Option plans are generally reviewed on a case-by-case basis. The major factor we consider is dilution (no more than 10%-12%), although reload and re-pricing options also factor in (which we do not support either). We will also consider the shareholder cost of the plan. Employee stock purchase plans: We would review on a case-by-case basis, however, pricing is an important factor, where in general we would support a purchase price at least 85 percent of fair market value. We would vote against proposals to eliminate cumulative voting. Vote for proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions. We would vote against proposals to classify the board and vote for proposals to repeal classified boards and to elect all directors annually. We would vote against open-ended "any other business". Mergers and Corporate restructuring: Would be reviewed on a case-by-case basis. Other Proposals: Generally reviewed on a case-by-case basis. Shareholder proposals: Would be reviewed on a case-by-case basis. Conflicts of Interest: Could exist when the Firm holds a security issued by a client in client portfolios, and the Firm is required to vote that security. When there is a potential conflict with a client the Firm will look to these Guidelines and the ISS recommendation for voting guidance.

Marsico Capital Management, LLC It is the policy of Marsico Capital Management, LLC ("MCM") to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of MCM's clients, as summarized here.

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  MCM's security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM's investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients' best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).

  In certain circumstances, MCM's vote-by-vote analysis of proxy proposals could lead it to conclude that particular management recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. In those and other circumstances, MCM may, in its sole discretion, vote against a management recommendation based on its analysis if such a vote appears consistent with the best interests of clients.

  MCM may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that MCM has decided to sell, proxies issued for securities that MCM did not select for a client portfolio (such as, without limitation, securities that were selected by the client or by a previous adviser, unsupervised securities held in a client's account, money market securities, or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive.

  In circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. In other cases, MCM might use other procedures to resolve an apparent material conflict.

  MCM may use an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM's Proxy Voting policy and reports describing the voting of a client's proxies are available to the client on request.

  MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM's Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballotsthat are not received or processedin a timely manner due tofunctional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM's control. Such ballots may include, without limitation,ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian,or ballots for which MCM does not receive timely notice from a proxy voting service provider of factors such as the proxy proposal itself or modifications to the required vote cast date.

NFJ Investment Group LP

NFJ Investment group L.P. (the "Company") typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, the Company's primary objective is to make voting decisions solely in the best economic interests of its clients. The Company will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients' accounts.

The Company has adopted written Proxy Policy Guidelines and Procedures (the "Proxy Guidelines") that are reasonably designed to ensure that the Company is voting in the best interest of its clients. The Proxy Guidelines reflect the Company's general voting positions on specific corporate governance issues and corporate actions. Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy Guideline. Upon receipt of a client's written request, the Company may also vote proxies for that client's account in a particular manner that may differ from the Proxy Guideline. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

In accordance with the Proxy Guidelines, the Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. The Company may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, the Company may refrain from voting a proxy on behalf of its clients' accounts due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers, timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, the Company may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on the Company's ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner's ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to

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facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

To assist in the proxy voting process, the Company may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in the Company's handling of proxy voting responsibilities.

Conflicts of Interest
The Company may have conflicts of interest that can affect how it votes its clients' proxies. For example, the Company or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which the Company votes its clients' proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of the Company may designate an employee or a proxy committee to be responsible for addressing how the Company resolves such material conflicts of interest with its clients.

To obtain a copy of the Policy Guidelines or to obtain information on how your account's securities were voted, please contact your account representative.

Pacific Investment Management Company LLC DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

Pacific Investment Management Company LLC ("PIMCO") has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders. PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO's written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client's proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client's proxy. In addition, a client may obtain copies of PIMCO's Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

RS Investment Management Co. LLC
Each of the RS investment advisory firms (each, an "Adviser") has adopted policies and procedures (the "Policies") that govern how it votes proxies relating to securities owned by its advisory clients for which the Adviser exercises voting authority and discretion (the

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"Proxies"). The advisory clients for which the Advisers vote Proxies are registered investment companies and certain other institutional accounts. The Policies do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated that authority and discretion to a third party.

The guiding principle by which the Advisers vote on all matters submitted to security holders is to act in a manner consistent with the best interest of their clients, without subrogating the clients' interests to those of the Advisers. The Policies are designed to ensure that material conflicts of interest on the part of an Adviser or its affiliates do not affect voting decisions on behalf of the Advisers' clients.

The Advisers have adopted detailed proxy voting guidelines (the "Guidelines") that set forth how they plan to vote on specific matters presented for shareholder vote. In most cases, the Guidelines state specifically whether Proxies will be voted by the Advisers for or against a particular type of proposal. The indicated vote in the Guidelines is the governing position on any matter specifically addressed by the Guidelines.

Because the Guidelines have been pre-established by the Advisers, voting of Proxies in accordance with the Guidelines is intended to limit the possibility that any conflict of interest might motivate an Adviser's voting decision with respect to a proposal. However, an Adviser is permitted to override the Guidelines (an "Override") with respect to a particular shareholder vote when the Adviser believes the Override to be in a client's best interest. In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a "Special Vote"). In connection with any Override or Special Vote, a determination is made by the Advisers' chief compliance officer whether there is any material conflict of interest between the Adviser, on the one hand, and the relevant advisory clients, on the other, arising out of the provision of certain services or products by an Adviser to the company on whose behalf Proxies are being solicited, personal shareholdings of any Adviser personnel in the company, or any other relevant material conflict of interest. Any such determination must be reviewed by the chief operating officer of the Advisers.

Certain aspects of the administration of the Policies are governed by a Proxy Policy Committee comprised of senior management personnel and compliance personnel. The Committee oversees the Proxy voting process generally and may be consulted in specific cases concerning the voting of Proxies.

The Advisers have retained Institutional Shareholder Services (ISS) to handle the administrative aspects of voting proxies for the accounts of our advisory clients. ISS monitors the accounts and their holdings to be sure that all Proxies are received and votes are cast. In addition, the Advisers' compliance department monitors matters presented for shareholder votes and tracks the voting of the Proxies on a regular basis.

Clients may obtain a copy of the Policies and information regarding how the Advisers have voted securities held in their accounts, by contacting John Sanders at (415) 591-2768.

The Policies are subject to change at any time without notice.

Thornburg Investment Management, Inc.

Thornburg Investment Management, through a third-party voting service, votes shares owned by clients according to the proxy voting guidelines provided by the third-party voting service. Currently, Thornburg Investment Management contracts with Institutional Shareholder Services (ISS) to act as the third-party voting service.

The proxy voting procedures are as follows:
- Custodians, distribution agents and any other parties that would traditionally send proxy materials to Thornburg Investment Management are instructed to forward all proxy materials to ISS for review.
- After an analysis of the topics, ISS then forwards their recommendations to Thornburg Investment Management for review.
- Once Thornburg Investment Management has reviewed the recommendations provided by ISS a determination will be made to either override the recommendation or agree to vote as advised.
- Generally Thornburg Investment Management will vote with the recommendation made by ISS. Exceptions may exist when the vote concerns issues that are unique or non-routine.

Thornburg Investment Management will abstain from voting on all social issues.

Transamerica Investment Management, LLC

The Target Portfolio Trust 92

Transamerica Investment Management, LLC ("TIM") votes proxies on behalf of its clients when authorized to do so. In general, clients delegate the responsibility of voting proxies to us. However, a client may reserve the authority to vote proxies on its own behalf. When voting proxies for its clients, TIM's utmost concern is that all decisions be made solely in the best interest of the client. TIM has established guidelines by which it votes proxies. While how best to vote a proxy to maximize shareholder value may not be clear or be able to be decided with certainty, the policies are intended to provide guidance so that it acts in a manner it deems to be prudent and diligent and which is intended to enhance the economic value of the client's assets. TIM may engage the services of specialists such as Institutional Shareholder Services or Glass Lewis to provide recommendations to help in evaluating proxy issues and to aid in the administrative aspects of voting and record keeping, and in most cases follows the recommendation of such specialists. Records of TIMs voting decisions are kept for a minimum of 5 years and will be provided to clients upon request. A complete copy of the TIM's Proxy Voting Policy is available upon request.

Vaughan Nelson Investment Management, L.P. Policy

Vaughan Nelson undertakes to vote all client proxies in a manner reasonably expected to ensure the client's best interest is upheld and in a manner that does not subrogate the client's best interest to that of the firm's in instances where a material conflict exists.

Approach Vaughan Nelson has created a Proxy Voting Guideline ("Guideline") believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. The Guideline is the work product of Vaughan Nelson's Investment Committee and it considers the nature of it's business, the types of securities being managed and other sources of information including, but not limited to, research provided by an independent research firm (Institutional Shareholder Services), internal research, published information on corporate governance and experience. The Guideline helps to ensure voting consistency on issues common amongst issuers and to serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy. However, in many recurring and common proxy issues a "blanket voting approach" cannot be applied. In these instances the Guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in the client's best interest.

Vaughan Nelson, in executing their duty to vote proxies, may encounter a material conflict of interest. Vaughan Nelson does not envision a large number of situations where a conflict of interest would exist, if any, given the nature of Vaughan Nelson's business, client base, relationships, the types of securities managed and the fact Vaughan Nelson is not affiliated with an investment banking or similar firm. Notwithstanding, if a conflict of interest arises we will undertake to vote the proxy or proxy issue in the client's continued best interest. This will be accomplished by either casting the vote in accordance with the Guideline, if the application of such policy to the issue at hand involves little discretion on Vaughan Nelson's part, or casting the vote as indicated by the independent third-party research firm, Institutional Shareholder Services ("ISS").

Finally, there may be circumstances or situations that may preclude or limit the manner in which a proxy is voted. These may include: 1) Mutual funds – whereby voting may be controlled by restrictions within the fund or the actions of authorized persons, 2) International Securities – whereby the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so, 3) New Accounts – instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material, 4) Unsupervised Securities – where the firm does not have a basis on which to offer advice.

In summary, Vaughan Nelson's goal is to vote proxy material in a manner that is believed to assist in maximizing the value of a portfolio.

Vaughan Nelson's procedures in practice involve forwarding a listing of client holdings to ISS each day in order to assist with identifying upcoming proxy votes. Vaughan Nelson arranges for the custodians associated with each client to forward all client proxy forms to ISS. Once a "proxy analysis" is received from ISS the individual issues are matched to the Vaughan Nelson Proxy Voting Guideline. Areas not covered by the Guideline (such as votes on mergers/acquisitions) are routed to the portfolio manager for vote indications. Completed proxy analyses are voted electronically through an interface with ISS who then completes the actual proxy vote on Vaughan Nelson's behalf. All analyses with vote indications are retained. Reports concerning votes made on behalf of an account are accessible through ISS.

Wellington Management Company, LLP

The Portfolios for which Wellington Management serves as sub-adviser have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in

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what it believes are the best economic interests of its clients and in accordance with its Global Proxy Policies and Procedures. Wellington Management's Corporate Governance Committee is responsible for the review and oversight of the firm's Global Proxy Policies and Procedures. The Corporate Governance Group within Wellington Management's Corporate Operations Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Global Proxy Voting Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. Each Portfolio's portfolio manager has the authority to determine the final vote for securities held in the Portfolio, unless the portfolio manager is determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Its Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of its Corporate Governance Committee or by the entire committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a Portfolio due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

The Target Portfolio Trust 94

PART C

OTHER INFORMATION

Item 23. Exhibits.

(a) Amended and Restated Declaration of Trust dated May 23, 2000. Incorporated by reference to post-effective amendment no. 14 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 30, 2002 (File No. 33-50476).

(b) Amended and Restated By-Laws dated November 16, 2004. Incorporated by reference to post-effective amendment no. 18 to Registrant’s registration statement on Form N-1A filed via EDGAR on December 23, 2004 (File No. 33-50476).

(c) In response to this item, Registrant incorporates by reference the following provisions of its Agreement and Declaration of Trust and By-Laws, filed herewith as Exhibit (a)(3) and (b), respectively, defining the rights of Registrant’s shareholders: Articles III and V of the Agreement and Declaration of Trust and Article III of the By-Laws.

(d)(1)(i) Management Agreement between Registrant and Prudential Investments LLC (formerly known as Prudential Mutual Fund Management, Inc. and Prudential Investments Fund Management LLC)(PI). Incorporated by reference to post-effective amendment no. 18 to Registrant’s registration statement on Form N-1A filed via EDGAR on December 23, 2004 (File No. 33-50476).

(ii) Amendment to Management Agreement dated April 1, 1994. Incorporated by reference to post-effective amendment no. 14 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 30, 2002 (File No. 33-50476).

2(i) Subadvisory Agreement between PI and J.P. Morgan Investment Management, Inc. (J.P. Morgan) with respect to the Large Capitalization Value Portfolio. Incorporated by reference to post-effective amendment no. 6 to Registrant’s registration statement on Form N-1A filed via EDGAR on March 1, 1996 (File No. 33-50476).

(ii) Subadvisory Agreement between PI and Wellington Management Company (Wellington) with respect to the Mortgage-Backed Securities Portfolio and the U.S. Government Money Market Portfolio. Incorporated by reference to post-effective amendment no. 7 to Registrant’s registration statement on Form N-1A filed via EDGAR on March 11, 1997 (File No. 33-50476).

(iii) Subadvisory Agreement between PI and Pacific Investment Management Company (PIMCO) with respect to the Intermediate-Term Bond Portfolio and the Total Return Bond Portfolio. Incorporated by reference to corresponding Exhibit to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).

(iv) Subadvisory Agreement between PI and PIMCO with respect to the International Bond Portfolio. Incorporated by reference to post-effective amendment no. 18 to Registrant’s registration statement on Form N-1A filed via EDGAR on December 23, 2004 (File No. 33-50476).

(v) Subadvisory Agreement between PI and Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley) with respect to the Large Capitalization Value Portfolio. Incorporated by reference to post-effective amendment no. 8 to Registrant’s registration statement on Form N-1A filed via EDGAR on September 30, 2002 (File No. 33-50476).

(vi) Subadvisory Agreement between PI and EARNEST Partners, LLC (EARNEST Partners) with respect to the Small Capitalization Value Portfolio. Incorporated by reference to post-effective amendment no. 14 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 30, 2002 (File No. 33-50476).

(vii) Subadvisory Agreement between PI and RS Investment Management, LP (RS Investments) with respect to the Small Capitalization Growth Portfolio. Incorporated by reference to post-effective amendment no. 18 to

Registrant’s registration statement on Form N-1A filed via EDGAR on December 23, 2004 (File No. 33-50476).

(viii) Subadvisory Agreement between PI and Transamerica Investment Management LLC with respect to the Small Capitalization Growth Portfolio. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).

(ix) Subadvisory Agreement between PI and Goldman Sachs Asset Management with respect to the Small Capitalization Growth Portfolio. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).

(x) Subadvisory Agreement between PI and NJF with respect to the Small Capitalization Value Portfolio. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).

(xi) Subadvisory Agreement between PI and LSV Asset Management with respect to the International Equity Portfolio. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).

(xii) Subadvisory Agreement between PI and Thornburg Investment Management, Inc. with respect to the International Equity Portfolio. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).

(xiii) Subadvisory Agreement between PI and Lee Munder Investments, Ltd. with respect to the Small Capitalization Value Portfolio. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).

(xiv) Subadvisory Agreement between PI and Vaughan Nelson Asset Management, L.P. with respect to the Small Capitalization Value Portfolio. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).

(xv) Subadvisory Agreement between PI and J.P. Morgan Investment Management Inc. with respect to the Small Capitalization Value Portfolio. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).

(xvi) Subadvisory Agreement between PI and Marsico Capital Management, LLC (Marsico) with respect to the Large Capitalization Growth Portfolio. *

(e)(1) Amended and Restated Distribution Agreement between Registrant and Prudential Investment Management Services LLC (PIMS). Incorporated by reference to post-effective amendment no. 22 to Registrant’s registration statement on Form N-1A filed via EDGAR on June 9, 2006 (File No. 33-50476).

(2) Form of Selected Dealer Agreement. Incorporated by reference to post-effective amendment no. 9 to Registrant’s registration statement on Form N-1A filed via EDGAR on March 2, 1999 (File No. 33-50476).

(f) Not Applicable.

(g)(1) Custodian Agreement dated July 1, 2005 between the Registrant and PFPC Trust Company. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).

(2) Accounting Services Agreement dated July 1, 2005 between the Registrant and PFPC Inc. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).

(h) (1) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., dated May 29, 2007. Incorporated by reference to the Dryden Municipal Bond Fund

Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2007 (File No. 33-10649).

(2) Amendment dated December 27, 2007 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to the JennisonDryden Portfolios Post - Effective Amendment No. 37 to the Registration statement of on Form N1-A as filed with the Commission on December 21, 2007 (File No. 33-9269).

(i)(1) Opinion of Morris, Nichols, Arsht & Tunnell. Incorporated by reference to post-effective amendment no. 14 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 30, 2002 (File No. 33-50476)

(i)(2) Opinion and Consent of Morris, Nichols, Arsht & Tunnell LLP relating to the Class R Shares of the Trust. Incorporated by reference to post-effective amendment no. 24 to Registrant’s registration statement on Form N-1A filed via EDGAR on August 28, 2006 (File No. 33-50476).

(j) Consent of independent registered public accounting firm. *

(k) Not Applicable.

(l) Not Applicable.

(m)(1) Form of Distribution and Service Plan for Class R Shares. Incorporated by reference to post-effective amendment no. 22 to Registrant’s registration statement on Form N-1A filed via EDGAR on June 9, 2006 (File No. 33-50476).

(m)(2) Rule 12b-1 Fee Waiver for Class R Shares. *

(n) Form of Rule 18f-3 Plan. Incorporated by reference to post-effective amendment no. 22 to Registrant’s registration statement on Form N-1A filed via EDGAR on June 9, 2006 (File No. 33-50476).

(o) Not applicable.

(p)(1) Amended Code of Ethics of Registrant dated April 6, 2005. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).

(2) Amended Personal Securities Trading Policy and Code of Ethics of Prudential, including the Manager and Distributor dated January 9, 2006. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).

(3) Code of Ethics of J.P. Morgan. Incorporated by reference to corresponding Exhibit to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).

(4) Code of Ethics of Wellington Management Company dated January 1, 2007. Incorporated by reference to corresponding Exhibit to post-effective amendment no. 25 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 27, 2007 (File No. 33-50476).

(5) Code of Ethics of PIMCO. Incorporated by reference to corresponding Exhibit to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).

(6) Code of Ethics of Hotchkis and Wiley. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).

(7) Code of Ethics of EARNEST Partners. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).

(8) Code of Ethics of RS Investments. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).

(9) Code of Ethics of Transamerica Investment Management LLC. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).

(10) Code of Ethics of Goldman Sachs Asset Management. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).

(11) Code of Ethics of NFJ. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).

(12) Code of Ethics of LSV Asset Management. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).

(13) Code of Ethics of Thornburg Investment Management, Inc. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).

(14) Code of Ethics of Lee Munder Investments, Ltd. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).

(15) Code of Ethics of Vaughan Nelson Investment Management, L.P. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).

(16) Code of Ethics of Marsico Capital Management, LLC. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2006 (File No. 33-50476).

(q) Power of Attorney dated March 8, 2007. Incorporated by reference to the Dryden Global Total Return Fund, Inc. Post-Effective Amendment No. 15 to the Registration Statement on Form N1-A (File No. 33-63943) filed via EDGAR on March 30, 2007.

_____________________________________________________________

*Filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant.

None.

Item 25. Indemnification.

As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article VI of Registrant's By-Laws (Exhibit (b) to this registration statement), officers, trustees, employees and agents of Registrant will not be liable to Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with Registrant, subject to the same exceptions. Section 3817 of the Delaware Statutory Trust Act permits indemnification of trustees who acted in good faith and reasonably believed that the conduct was in the best interest of Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 8 of the Distribution Agreement (Exhibit (e)(1) to this registration statement), the distributor of Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission (the SEC) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against Registrant by such trustee, officer or controlling person in connection with the shares being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

Section 9 of the Management Agreement (Exhibit (d)(1)(i) to this registration statement) and Section 4 of the Subadvisory Agreements (Exhibits (d)(2)(i) through (xvi) to this registration statement) limit the liability of PI and each Adviser, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the SEC under the 1940 Act as long as the interpretation of Section 17(h) and 17(i) of such Act remains in effect and is consistently applied.

Item 26. Business and Other Connections of the Investment Adviser.

(a) Prudential Investments LLC (PI).

See "How the Fund is Managed-Manager" in the Prospectus constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the Statement of Additional Information (SAI) constituting Part B of this Registration Statement.

The business and other connections of the directors and principal executive officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Commission (File No. 801-31104), the text of which is hereby incorporated by reference.

(b) J.P. Morgan

See "How the Fund is Managed-Manager" in the Prospectus constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI constituting Part B of this Registration Statement.

The business and other connections of the directors and principal executive officers of J.P. Morgan are listed in Schedules A and D of its Form ADV as currently on file with the Commission, the text of which is hereby incorporated by reference (File No. 801-21011).

(c) Wellington

See "How the Fund is Managed-Manager" in the Prospectus constituting Part A of this Registration Statement and

"Management and Advisory Arrangements" in the SAI constituting Part B of this Registration Statement.

The business and other connections of the directors and principal executive officers of Wellington are listed in Schedules A and D of its Form ADV as currently on file with the Commission, the text of which is hereby incorporated by reference (File No. 801-15908).

(d) PIMCO

See "How the Fund is Managed-Manager" in the Prospectus constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI constituting Part B of this Registration Statement.

The business and other connections of the directors and principal executive officers of PIMCO are listed in Schedules A and D of its Form ADV as currently on file with the Commission, the text of which is hereby incorporated by reference (File No. 801-7260).

(e) Hotchkis and Wiley

See "How the Fund is Managed-Manager" in the Prospectus constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI constituting Part B of this Registration Statement.

The business and other connections of the directors and principal executive officers of Hotchkis and Wiley are listed in Schedules A and D of its Form ADV as currently on file with the Commission, the text of which is hereby incorporated by reference (File No. 801-60512).

(f) EARNEST Partners

See "How the Fund is Managed-Manager" in the Prospectus constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI constituting Part B of this Registration Statement.

The business and other connections of the directors and principal executive officers of EARNEST Partners are listed in Schedules A and D of its Form ADV as currently on file with the Commission, the text of which is hereby incorporated by reference (File No. 801-56189).

(g) RS Investments

See "How the Fund is Managed-Manager" in the Prospectus constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI constituting Part B of this Registration Statement.

The business and other connections of the directors and principal executive officers of RS Investments are listed in Schedules A and D of its Form ADV as currently on file with the Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

(h) Transamerica Investment Management LLC

See "How the Fund is Managed-Manager" in the Prospectus constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI constituting Part B of this Registration Statement.

The business and other connections of the directors and principal executive officers of Transamerica Investment Management LLC are listed in Schedules A and D of its Form ADV as currently on file with the Commission, the text of which is hereby incorporated by reference (File No. 801-57089).

(i) NFJ

See "How the Fund is Managed-Manager" in the Prospectus constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI constituting Part B of this Registration Statement.

The business and other connections of the directors and principal executive officers of NFJ are listed in Schedules A and D of its Form ADV as currently on file with the Commission, the text of which is hereby incorporated by reference (File No. 801-47940).

(j) LSV Asset Management

See "How the Fund is Managed-Manager" in the Prospectus constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI constituting Part B of this Registration Statement.

The business and other connections of the directors and principal executive officers of LSV Asset Management are listed in Schedules A and D of its Form ADV as currently on file with the Commission, the text of which is hereby incorporated by reference (File No. 801-47689).

(k) Thornburg Investment Management, Inc.

See "How the Fund is Managed-Manager" in the Prospectus constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI constituting Part B of this Registration Statement.

The business and other connections of the directors and principal executive officers of Thornburg Investment Management, Inc. are listed in Schedules A and D of its Form ADV as currently on file with the Commission, the text of which is hereby incorporated by reference (File No. 801-17853).

(l) Lee Munder Investments, Ltd.

See "How the Fund is Managed-Manager" in the Prospectus constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI constituting Part B of this Registration Statement.

The business and other connections of the directors and principal executive officers of Lee Munder Investments, Ltd. are listed in Schedules A and D of its Form ADV as currently on file with the Commission, the text of which is hereby incorporated by reference (File No. 801-57397).

(m) Vaughan Nelson Investment Management, L.P.

See "How the Fund is Managed-Manager" in the Prospectus constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI constituting Part B of this Registration Statement.

The business and other connections of the directors and principal executive officers of Vaughan Nelson Investment Management, L.P. are listed in Schedules A and D of its Form ADV as currently on file with the Commission, the text of which is hereby incorporated by reference (File No. 801-51795).

(n) Marsico Capital Management LLC

See "How the Fund is Managed-Manager" in the Prospectus constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI constituting Part B of this Registration Statement.

The business and other connections of the directors and principal executive officers of Marsico Capital Management LLC are listed in Schedules A and D of its Form ADV as currently on file with the Commission, the text of which is hereby incorporated by reference (File No. 801-54914).

Item 27. Principal Underwriters.

(a) Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for Cash Accumulation Trust, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Blend Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc.,

Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden National Municipals Fund, Inc., Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Fund, Jennison Sector Funds, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Free Money Fund, Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., JennisonDryden Portfolios, Prudential World Fund, Inc., Target Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust.

PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account and PRIAC Variable Contract Account A.

(b) The business and other connections of PIMS' sole member (PIFM Holdco, Inc.) and principal officers are listed in its Form BD as currently on file with the Securities and Exchange Commission (BD No. 18353), the text of which is hereby incorporated by reference.

(c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of PFPC Trust Company (PFPC), 400 Bellevue Parkway, Wilmington, Delaware 19809, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, Prudential Mutual Fund Services, LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, EARNEST Partners, 75 14th Street, Suite 2300, Atlanta, GA 30309; Hotchkis and Wiley, 725 South Figueroa Street, Suite 3900, Los Angeles, CA 90017-5439; J.P. Morgan, 522 Fifth Avenue, New York, NY 10036; Transamerica, 11111 Santa Monica Blvd. Los Angeles, CA 90025; PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660; NFJ, 2121 San Jacinto, Dallas, TX 75201; RS Investments, 388 Market Street, San Francisco, CA 94111; Lee Munder, 700 Claredon Street, Boston MA, 02116 and Wellington, 75 State Street, Boston, MA 02109; Transamerica Investment Management LLC, 1150 South Olive St, 27th floor, Los Angeles, CA 90015; LSV Asset Management, One North Wacker Drive, Suite 4000, Chicago, IL 60606; Thornburg Investment Management Inc., 119 East Marcy Street, Suite 202, Santa Fe, NM 87501; Vaughan Nelson Investment Management, L.P., 600 Travis, Suite 6300, Houston, TX 77002; Marsico Capital Management LLC, 1200 17th Street, Suite 1600, Denver, CO 80202.

Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a1(f) and Rules 31a-1(b)(4) and (11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, NJ, 07102-4077 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by PFPC and PMFS.

Item 29. Management Services.

Other than as set forth under the captions "How the Fund is Managed-Manager," "-Investment Subadvisers" and "-Distributor" in the Prospectus and the captions "Management and Advisory Arrangements" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of

Registrant's latest annual report to shareholders upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) of the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 31st day of December, 2007.

THE TARGET PORTFOLIO TRUST

*Judy A. Rice

President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
* Linda W. Bynoe	Trustee
* David E.A. Carson	Trustee
* Robert F. Gunia	Trustee and Vice President
* Robert E. La Blanc	Trustee
* Douglas H. McCorkindale	Trustee
* Richard A. Redeker	Trustee
* Judy A. Rice	Trustee and President (Principal Executive Officer)
* Robin B. Smith	Trustee
* Stephen G. Stoneburn	Trustee
* Clay T. Whitehead	Trustee
* Grace C. Torres	Treasurer and Principal Financial and Accounting Officer
*By: /s/ Jonathan D. Shain Jonathan D. Shain	Attorney-in-Fact	December 31, 2007

THE TARGET PORTFOLIO TRUST

Exhibit Index

Item 23

Exhibit No.	Description

(d)(2)(xvi)	Subadvisory Agreement between PI and Marsico Capital Management, LLC (Marsico) with respect to the Large Capitalization Growth Portfolio.

(j)	Consent of independent registered public accounting firm.

(m)(2)	Rule 12b-1 Fee Waiver for Class R Shares.